                              DIOMED HOLDINGS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                          TO BE HELD NOVEMBER 25, 2003

         As a stockholder of DIOMED HOLDINGS, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at the offices of our counsel, McGuireWoods LLP, 9 W. 57th Street, Suite 1620, New York, NY 10019 at 9:00 a.m., local time, on November 25, 2003, for the following purposes:



         1. To elect seven directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

         2.       To approve the Diomed Holdings, Inc. 2003 Omnibus Incentive
                  Plan;

         3. To approve an amendment to the Company's Certificate of Incorporation to increase to 500,000,000 the number of shares of the Company's Common Stock, par value $.001 (the "Common Stock"), authorized for issuance;


         4. To approve the issuance of up to 298,500,000 shares of Common Stock to be issued in connection with the Company's equity financing to be completed promptly after the Annual Meeting and to list the Common Stock so issued for trading on the American Stock Exchange;

         5. To approve the issuance of 30,138,792 shares of Common Stock to be issued upon the exchange of the Company's Class E Preferred Stock, par value $0.001, and Class F Preferred Stock par value $0.001, and to list the Common Stock so issued for trading on the American Stock Exchange;

         6. To approve an amendment to the Company's Certificate of Incorporation to increase the maximum number of members of the Company's board of directors to nine;

         7. To approve the issuance of up to 29,711,749 shares of Common Stock that may be issued to persons who owned shares of the Company's Common Stock on August 29, 2003. and to list the Common Stock so issued for trading on the American Stock Exchange;

         8. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors for 2003; and

         9. To transact such other business as may properly come before the meeting.


         Your board of directors recommends that you vote in favor of each of the proposals described in this Proxy Statement.


         Only stockholders of record at the close of business on October 27, 2003 will be entitled to receive notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof. The transfer books will not be closed.


         We hope you can attend the Annual Meeting in person. Even if you plan to attend, however, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person if you are able to attend the meeting. Your attention is directed to the attached Proxy Statement.

         If you plan to attend the Annual Meeting, please note that this is a stockholders' meeting and attendance will be limited to stockholders of the Company or their qualified representatives. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. A qualified representative of a stockholder must have identification as well as a properly executed proxy from the stockholder he or she is representing. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

                                           By Order of the Board of Directors,
                                           /s/ LISA M. BRUNEAU
                                           Secretary


Andover, Massachusetts
October 28, 2003




--------------------------------------------------------------------------------
 THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE.
    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE TRANSACTIONS OR THE SECURITIES
  TO BE ISSUED IN CONNECTION WITH THESE TRANSACTIONS. IN ADDITION, NEITHER THE
   SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS
    PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                      [Letterhead of Diomed Holdings, Inc.]

October 28, 2003

Dear Stockholder:

         I am writing you to draw your attention to critical matters related to the continued operation of your company.

         Enclosed you will find the proxy statement and proxy card for our 2003 Annual Meeting of Stockholders, scheduled to be held on November 25, 2003. The enclosed materials ask for your vote on several proposals that relate to our pending $23.2 million equity financing. If we do not receive the approval of our stockholders at the annual meeting, we will not be able to complete our proposed equity financing. Without Funding from the equity financing, we will not have the financial means to continue our operations.

         To ensure closing of the financing, stockholders must vote in favor of Proposals 3, 4 and 5. Additionally, to fulfill our agreement with the new investors to expand the size of our board of directors to include three individuals that they propose for nomination, stockholders must vote for Proposal 6. To authorize us to make an offering of shares to stockholders as of August 29, 2003, the date immediately prior to our announcement of the equity financing, stockholders must vote for Proposal 7.

         We ask that you read the enclosed materials thoroughly to gain a full understanding of the financing and its absolute importance to the continued existence of this company. If you have any questions, please call us for clarification at one of the following direct dial numbers:

         David Swank, Chief Financial Officer        (978) 824-1823
         Lisa Bruneau, Vice President of Finance     (978) 824-1816
         James Wylie, Chief Executive Officer        (978) 824-1811

         Management and the board of directors request that, if you wish to vote in favor of the financing, you vote in favor of the Proposals 3 through 7.

         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST OPPORTUNITY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING AND THAT WE HAVE SUFFICIENT VOTES TO ADOPT THE PROPOSALS RELATING TO THE FINANCING.

         Thank you for your continued support!

                                      Sincerely yours,



                                      James A. Wylie, Jr.
                                      President and Chief Executive Officer

                              DIOMED HOLDINGS, INC.
                                 ONE DUNDEE PARK
                                ANDOVER, MA 01810
                                  978-475-7771

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS



                          TO BE HELD NOVEMBER 25, 2003


                                TABLE OF CONTENTS



                                                                                                               PAGE
                                                                                                               ----
QUESTIONS AND ANSWERS............................................................................................1
GENERAL INFORMATION..............................................................................................5
         Litigation Relating to Previously Called Annual Meeting.................................................5
         History of Corporate Structure..........................................................................5
         Solicitation............................................................................................6
         Revocation..............................................................................................6
         Voting Proxies..........................................................................................6
         Record Date.............................................................................................6
         Voting Rights...........................................................................................7
         Quorum..................................................................................................7
         Vote Required...........................................................................................7
SEPTEMBER 2003 EQUITY FINANCING..................................................................................8
         Use of Proceeds.........................................................................................9
         Placement Agent Compensation...........................................................................10
         Registration Rights Agreement..........................................................................10
         Investors' Selection of Directors......................................................................10
         Investors' Control of the Company......................................................................11
         Offering to Stockholders of Record as of August 29, 2003...............................................11
CLASS ACTION LITIGATION.........................................................................................11
BENEFICIAL OWNERSHIP............................................................................................13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................................................15
PROPOSAL 1 ELECTION OF DIRECTORS................................................................................15
         Director Nomination....................................................................................18
CERTAIN INFORMATION CONCERNING THE  BOARD OF DIRECTORS AND ITS COMMITTEES.......................................19
         Committees.............................................................................................19
         Meetings...............................................................................................19
         Director Compensation..................................................................................19
AUDIT COMMITTEE REPORT..........................................................................................20
COMPENSATION COMMITTEE REPORT...................................................................................21

EXECUTIVE COMPENSATION..........................................................................................24
         Summary Compensation Table.............................................................................24
         Equity Compensation Plan Information...................................................................25
         Employment Agreements..................................................................................26
         Stock Option Plans.....................................................................................26
         Option Grants in Last Fiscal Year......................................................................28
         Options Held at End of Prior Fiscal Year...............................................................28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................29
         October and December 2001 Bridge Financing.............................................................29
         Axcan Transaction......................................................................................30
         Verus Advisory Agreements..............................................................................30
         Interim Financing Transactions From December 2002 To Date..............................................30
         Table Summarizing the December 2002 Interim Financing and Subsequent Modifications.....................32
         Table Summarizing the May 2003 Interim Financing and Subsequent Modifications..........................35
         Description of December 2002 Interim Financing Transaction.............................................36
         Description of May 7, 2003 Exchange Transaction........................................................38
         Description of May 2003 Interim Financing Transaction..................................................41
         Description of May 28, 2003 Modifications to May 7, 2003 Exchange Transaction and Interim Financing....43
         August 2003 Exchanges of Preferred Shares..............................................................45
         Participation by Related Parties in the Equity Financing...............................................46
         Accelerated Conversion of Class A Convertible Preferred Stock on March 31, 2003........................47
         Transactions Involving Affiliates of Natexco Corp., Our Predecessor Corporation........................49
PROPOSAL 2 APPROVAL OF THE DIOMED HOLDINGS, INC. OMNIBUS
         INCENTIVE PLAN.........................................................................................49
         General  ..............................................................................................49
         Stock Subject to 2003 Omnibus Plan - Adjustments.......................................................49
         Limitations on Incentive Awards........................................................................50
         Administration.........................................................................................50
         Stock Options..........................................................................................50
         Restricted Stock Awards................................................................................50
         Restricted Stock Units.................................................................................51
         Performance Grants.....................................................................................51
         Stock Awards...........................................................................................51
         Stock Appreciation Rights..............................................................................51
         Change in Control......................................................................................52
         Duration, Amendment and Termination....................................................................52
         Restrictions on Transfer - Deferral....................................................................52
         Federal Income Tax Information.........................................................................52
         Required Vote..........................................................................................54
         Recommendation of the Board............................................................................54
PROPOSAL 3 AMENDMENT OF CERTIFICATE OF INCORPORATION  TO
         INCREASE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE................................................54
         Introduction...........................................................................................54
         Amendment..............................................................................................55
         Purposes of Proposed Amendment.........................................................................56
         Stockholder Approval of Future Share Issuances.........................................................56
         Effects of Proposed Amendment..........................................................................57
         Required Vote..........................................................................................59
         Recommendation of the Board............................................................................59

PROPOSAL 4 APPROVAL FOR PURPOSES OF THE RULES OF THE AMERICAN
         STOCK EXCHANGE OF THE ISSUANCE OF UP TO 298,500,000 SHARES TO
         BE ISSUED IN THE EQUITY FINANCING AND THE LISTING OF ALL SUCH
         SHARES WITH THE AMEX...................................................................................59
         AMEX Rules Require Stockholder Approval................................................................59
         Summary of Shares to be Issued in the Equity Financing Transaction.....................................61
         Shares to be Issued for Cash and Conversion of May 2003 Bridge Debt at the Second Closing..............62
         Shares to be Issued in Exchange for Secured Bridge Notes...............................................62
         Shares to Be Issued upon the Exercise of Placement Agent's Warrants....................................63
         Reasons for the Equity Financing.......................................................................66
         Consequences of Stockholders' Failure to Approve the Shares to Be Issued in the Equity Financing.......67
         Determination of Price.................................................................................67
         Dilution 69
         Transactions with Related Parties......................................................................69
         Escrow of Investors' Funds.............................................................................70
         Required Vote..........................................................................................70
         Recommendation of the Board............................................................................70
PROPOSAL 5 APPROVAL FOR PURPOSES OF THE RULES OF THE AMERICAN
         STOCK EXCHANGE OF THE ISSUANCE OF 30,138,792  SHARES OF
         COMMON STOCK TO BE ISSUED UPON THE EXCHANGE OF
         OUTSTANDING PREFERRED SHARES AND THE LISTING OF ALL SUCH
         SHARES WITH THE AMEX...................................................................................70
         AMEX Rules Require Stockholder Approval................................................................70
         Exchange of Common Shares a Condition to Equity Financing..............................................71
         Consequences of Stockholders' Failure to Approve the Exchange of Shares................................71
         Exchanges of Shares of Common Stock for Shares of Preferred Stock......................................72
         Issuance of the Class E Shares and Class F Shares......................................................73
         Issuance of the Class C Shares and Class D Shares......................................................73
         Valuations Relating to the Class C Shares..............................................................75
         Valuations Relating to the Class D Shares..............................................................78
         Background Regarding Black-Scholes.....................................................................80
         Need for Elimination of Class E Shares and Class F Shares..............................................81
         Related Actions of Our Board of Directors and the Independent Committee................................81
         Required Vote..........................................................................................83
         Recommendation of the Board............................................................................83
PROPOSAL 6 APPROVAL OF THE COMPANY'S CERTIFCATE OF
         INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF
         DIRECTORS TO NINE MEMBERS..............................................................................83
         Effects of the Amendment...............................................................................84
         Required Vote..........................................................................................85
         Recommendation of the Board............................................................................85
PROPOSAL 7 APPROVAL FOR PURPOSES OF SECTION 713 OF THE RULES OF
         THE AMERICAN STOCK EXCHANGE OF THE ISSUANCE OF UP TO
         29,711,749 SHARES OF COMMON STOCK PURSUANT TO AN OFFERING TO
         STOCKHOLDERS AS OF AUGUST 29, 2003.....................................................................85
         The Proposed Offering..................................................................................85
         Why Are We Seeking Stockholder Approval?...............................................................86
         Required Vote..........................................................................................87
         Recommendation of the Board............................................................................87

PROPOSAL 8 RATIFICATION OF THE COMPANY'S SELECTION OF AUDITORS..................................................87
         Required Vote..........................................................................................87
         Recommendation of the Board............................................................................88
OTHER MATTERS...................................................................................................88
PROPOSALS BY STOCKHOLDERS FOR PRESENTATION AT THE 2004 ANNUAL MEETING...........................................88
INCORPORATION OF DOCUMENTS BY REFERENCE.........................................................................88



APPENDIX A  --  AUDIT COMMITTEE CHARTER

APPENDIX B  --  2003 OMNIBUS INCENTIVE PLAN

APPENDIX C  --  AUTHORIZED SHARE INCREASE AMENDMENT UNDER PROPOSAL 3

APPENDIX D  --  BOARD AMENDMENT UNDER PROPOSAL 6

APPENDIX E  --  OPINION OF MARSHALL & STEVENS INCORPORATED

                              QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO APPROVE AT THE ANNUAL MEETING?

         At the Annual Meeting, the Company asks that you:




         1. Approve five proposals in connection with the Company's equity financing transaction in which it is raising $23,200,000. THE COMPLETION OF THE EQUITY FINANCING TRANSACTION IS ABSOLUTELY ESSENTIAL TO THE COMPANY'S ABILITY TO CONTINUE OPERATIONS.


         2.       Elect seven directors.

         3. Approve a benefit plan that is designed to increase shareholder value and give the Company the ability to attract, motivate and retain the highest qualified employees through the award of incentive compensation.


         4. Increase the maximum number of directors the Company may have on its Board to nine.


         5. Ratify the selection of the Company's independent auditors for 2003.

WHAT SPECIFIC PROPOSALS ARE BEING MADE TO THE STOCKHOLDERS IN ORDER FOR THE EQUITY FINANCING TRANSACTION TO BE COMPLETED?



         The equity financing transaction is described in detail on page 8 of the Proxy Statement and under Proposal 4. In order for the Company to complete it, a number of conditions must be satisfied, several of which require stockholder approval. The Company is asking the stockholders to approve the following:



         o A proposal to increase the number of shares of Common Stock the Company is authorized to issue to 500,000,000 shares.


         o A proposal to approve the issuance of 30,138,792 shares of Common Stock to the holders (including two current directors and one former director) of currently outstanding preferred stock.

         o A proposal to approve the issuance of up to 298,500,000 shares of the Company's Common Stock in connection with the equity financing transaction.


         o A proposal to allow the board to increase its maximum size to nine.

         o A proposal that would permit the Company to offer to its existing Common Stock holders the right to purchase the Company's Common Stock for $0.10 per share.

WHY IS THE COMPANY SEEKING STOCKHOLDER APPROVAL OF THE PROPOSALS THAT MUST BE APPROVED IN ORDER TO COMPLETE THE EQUITY FINANCING TRANSACTION?

         The Company needs to obtain investment capital to continue operating and to make necessary investments in its growth strategy. The board of directors authorized the Company to enter into the equity financing transaction to accomplish this goal. If the Company does not complete the equity financing transaction, the Company will be required to cease or reduce its operations, sell the Company or enter into a business combination with a third party.

WHAT IF THE PROPOSALS THAT ARE REQUIRED AS CONDITIONS TO THE CLOSING OF THE EQUITY FINANCING ARE NOT APPROVED?

         If the stockholders do not approve Proposal 3, Proposal 4 and Proposal 5, then the Company will not be able to complete the equity financing. If the Company is not able to complete the equity financing, the Company will not have the capital it requires to continue its operations after December 31, 2003. IT IS IMPERATIVE TO THE COMPANY'S ABILITY TO CONTINUE OPERATING THAT THE STOCKHOLDERS APPROVE PROPOSALS 3, 4 AND 5 AT THE ANNUAL MEETING. A VOTE AGAINST ANY OF PROPOSALS 3, 4 OR 5 IS THE EQUIVALENT OF A VOTE AGAINST THE EQUITY FINANCING BECAUSE STOCKHOLDER APPROVAL OF EACH OF THESE PROPOSALS IS NEEDED BEFORE THE COMPANY CAN COMPLETE THE EQUITY FINANCING.

         Proposal 3 is the proposal that seeks stockholder approval of an increase in the number of authorized shares, Proposal 4 is the proposal that seeks approval of the issuance of the shares of Common Stock to the investors in the equity financing and Proposal 5 is the proposal that seeks stockholder approval of the issuance of the shares of Common Stock to the holders of currently outstanding preferred stock upon the exchange of these preferred shares. Stockholder approval of each of these is required to enable the Company to satisfy the conditions to completion of the equity financing that the Company requires to continue operating.


IF STOCKHOLDERS APPROVE THE PROPOSALS THAT ARE CONDITIONS TO THE CLOSING OF THE EQUITY FINANCING, WHEN DOES THE COMPANY EXPECT TO COMPLETE THE TRANSACTION?

         If all other conditions are satisfied, the Company will complete the equity financing transaction within three days after the Annual Meeting. On September 3, 2003, the investors involved in the equity financing transaction provided the Company with $6,500,000 of the total $23,200,000 to be provided in the transaction. Of the remaining $16,700,000, $15,500,000 has been deposited in escrow in cash and $1,200,000 will be paid by conversion of existing debt.


ARE THE SHARES OF COMMON STOCK TO BE ISSUED IN THE EQUITY FINANCING BELOW THE CURRENT MARKET PRICE?

         Yes. In the equity financing, we are selling shares of Common Stock to investors at $0.08 per share and $0.10 per share. The market price of our Common Stock on the AMEX averaged $0.36 per share for the 20 trading days prior to our entering into the equity financing. The price to be paid by the investors in the equity financing is at a substantial discount to the trading price of our Common Stock (approximately a 72% discount for those shares purchased at $0.10 per share and approximately a 78% discount for those shares purchased at $0.08 per share). We attempted to sell our shares at higher prices in the equity financing, but we were not able to find prospective investors who were willing to pay higher prices.

WHAT SALES COMMISSIONS OR FEES DID THE COMPANY PAY IN CONNECTION WITH THE EQUITY FINANCING?

         We engaged a placement agent to assist us in identifying investors and negotiating the equity financing, and we agreed to pay a fee for the services of the placement agent. We issued Common Stock purchase warrants to our placement agent as part of the compensation we owed to the placement agent. The exercise price of these warrants is also substantially below the current market price of our Common Stock. These warrants will enable the placement agent to purchase

6,187,500 shares of Common Stock for $0.08 per share, 17,150,000 shares of Common Stock for $0.10 per share and 17,541,563 shares of Common Stock for $0.001 per share. We wished to maximize the cash proceeds that we are raising in the equity financing. Therefore, instead of paying the placement agent a cash fee of $1,550,000 that we otherwise would have owed under our agreement with the placement agent, we agreed to issue the 17,541,563 warrants with an exercise price of $0.001 per share. For the same purpose of maximizing our cash proceeds, we also issued secured bridge notes in principal amount of $495,000, convertible into 6,187,500 shares of Common Stock at a conversion price of $0.08 per share, instead of paying our placement agent fees of $450,000 that we would otherwise have owed when we closed the first part of our equity financing.


WHAT DOES THE BOARD OF DIRECTORS RECOMMEND THAT I DO?


         The board unanimously recommends that you vote in favor of each of the proposals.


DOES THE COMPANY NEED ME TO PARTICIPATE IN THE ANNUAL MEETING?

         Yes! Stockholders who hold at least a majority of the Company's capital stock must attend the Annual Meeting (whether by sending in their proxy cards or by appearing in person) in order for the meeting to be held, and the Company must obtain the required votes to approve the proposals in order to authorize the Company to act to address the matters described in the proposals. If the Company does not obtain the required vote for each of the proposals, the Company may not be able to complete the equity financing transaction that the Company must complete in order to maintain its operations. Stockholder participation, in person or by returning a completed proxy card to the Company, is therefore essential.

SHOULD I ATTEND THE MEETING?

         The Company encourages you to attend the meeting. However, even if you plan to attend the meeting, the Company asks that you complete and return your proxy, which was included in the packet with the proxy statement. By returning your proxy, whether you plan to attend the meeting or not, you will help the Company obtain a quorum, which is necessary for the transaction of business at the meeting. If you return your proxy, your shares will be counted towards the quorum requirements even if you are unable to attend the meeting.

DIDN'T THE COMPANY HAVE AN ANNUAL MEETING EARLIER THIS YEAR?

         The Company called an Annual Meeting earlier this year. The meeting was scheduled to occur on July 29, 2003. However, on July 28, 2003, a stockholder of the Company filed a lawsuit challenging procedural aspects of the meeting and the voting rights of some of the Company's stockholders. As a result of the lawsuit, the Company adjourned the meeting to August 5, 2003 and entered into settlement negotiations with the plaintiff. The Company resolved the issues raised by the stockholder who filed the lawsuit and the Company adjourned the August 5, 2003 meeting without setting a new date for the meeting. On August 6, 2003, the Company and the stockholder who brought suit filed a stipulation of settlement with the Court, setting forth the terms of their agreement to resolve the lawsuit. These terms require that the Company hold its annual meeting later this year and this Proxy Statement is for this rescheduled Annual Meeting.

AM I ENTITLED TO DISSENTERS' RIGHTS OR APPRAISAL RIGHTS?

         The equity financing transaction does not entitle stockholders to exercise dissenters' rights or appraisal rights.

WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY?


         You can find additional information from various sources, including the Securities and Exchange Commission's web site at http://www.sec.gov. You may also read and copy any document the Company files with the SEC at its public reference facilities. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference facilities. In addition, all of our recent SEC filings are available at www.diomedinc.com.

                               GENERAL INFORMATION




         The Annual Meeting of Stockholders (the "Annual Meeting") of Diomed Holdings, Inc., a Delaware corporation (the "Company"), will be held on November 25, 2003, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. A copy of the Company's Annual Report on Form 10-KSB/A, including financial statements, for the year ended December 31, 2002, has been sent simultaneously to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement, the enclosed form of proxy and the Form 10-KSB/A are first being sent to the stockholders on or about October 28, 2003.



LITIGATION RELATING TO PREVIOUSLY CALLED ANNUAL MEETING


         The Company previously called an annual meeting of stockholders to have been held on July 29, 2003 (the "July 2003 Meeting"). On July 28, 2003, Murray Augenbaum, individually and on behalf of all others similarly situated, filed a complaint in the Delaware Chancery Court alleging, among other things, that the Company had not satisfied certain statutory requirements governing the July 2003 Meeting. As a result of the lawsuit, the Company adjourned the July 2003 Meeting to August 5, 2003 and on August 5, 2003, the Company again adjourned the meeting without specifying a date for the adjourned meeting. The complaint sought certification of a class. On August 6, 2003 the Company entered into a stipulation of settlement with the plaintiff in Augenbaum v. Diomed Holdings, Inc. (Delaware Chancery Court C.A. No 20454). The stipulation of settlement requires, among other things, that the Company reconvene its annual meeting of stockholders during the second half of 2003 and set a new record date for that meeting. The stipulation of settlement also requires that, at the reconvened annual meeting, the holders of shares of Common Stock and the holders of shares of preferred stock vote by class on Proposal 3 below. The Augenbaum case is discussed below under "Class Action Litigation." A hearing before the Delaware Chancery Court for the settlement of this matter was held on September 15, 2003. After this hearing, the court entered an order approving the stipulation of settlement as submitted. The stipulation of settlement became final on October 15, 2003, when the appeal period terminated with no appeal having been filed.


HISTORY OF CORPORATE STRUCTURE

      The Company is a corporation originally formed under the laws of the State of Nevada on March 3, 1998 under the name Natexco Corporation (which we refer to as Natexco). On February 11, 2002, Natexco changed its name to Diomed Holdings, Inc. On February 14, 2002, the Company acquired Diomed, Inc. (which we refer to as Diomed) in a merger. As a result of the merger, Diomed became a wholly owned subsidiary of the Company, and the business of the Company now is principally the business of Diomed. Under the terms of the merger, the Company issued Class A Convertible Preferred Stock, par value $0.001 per share (the "Class A Convertible Preferred Stock") to the former stockholders of Diomed. These shares of Class A Convertible Preferred Stock have since converted into Common Stock, and no Class A Convertible Preferred Stock remains outstanding. After the merger, the board of directors of the Company determined that it was in the best interests of the Company and its stockholders for the Company to change its state of incorporation from Nevada to Delaware. On May 13, 2002, after obtaining stockholder approval, the reincorporation was effected by a migratory merger, and the Company is now a Delaware corporation.

         Diomed was incorporated on December 24, 1997 in Delaware. On June 23, 1998, in a share exchange transaction, Diomed, Ltd., a company formed under the laws of the United Kingdom in 1991, became a wholly owned subsidiary of Diomed. Also on June 23, 1998, Diomed acquired the business of Laserlite LLC, a US-based distributor of aesthetic laser systems, by issuing Diomed stock in exchange for the outstanding membership interests of Laserlite.

         As a result of these corporate events, some of the current stockholders of Diomed Holdings, Inc. originally invested in Natexco, Diomed Ltd. or Laserlite.

      Our corporate history and the terms of the February 14, 2002 merger and the migratory merger are discussed in greater detail in our Annual Report to stockholders for 2002. A copy of this Annual Report accompanies this Proxy Statement.

SOLICITATION


         In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges. The Company has also retained Innisfree M&A Incorporated, at a cost of $10,000 plus $5.00 per telephone call with stockholders (or with financial institutions that hold shares on behalf of beneficial owners of Common Stock plus out-of-pocket expenses) to assist in the solicitation of proxies of stockholders, including those stockholders whose shares are held in the name of a broker, bank or other financial institution. The Company will bear all the cost of all proxy solicitations. The Company has also agreed to indemnify Innisfree for liabilities that Innisfee suffers as a result of performing its proxy solicitation services for the Company.


REVOCATION

         Any proxy given pursuant to this solicitation may be revoked by filing with, and the receipt by, the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting, if he or she so desires. The persons named in the form of proxy solicited by the board of directors will vote all proxies that have been properly executed.

VOTING PROXIES

         If a stockholder specifies on such proxy a choice with respect to the Proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR EACH PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the election of the nominees for director named in this Proxy Statement and the Proposals described herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Annual Meeting.

RECORD DATE



         Holders of record of the Company's Common Stock, par value $0.001 per share ("Common Stock"), Class E Preferred Stock, par value $0.001 per share ("Class E Shares") and Class F Preferred Stock, par value $0.001 per share ("Class F Shares") at the close of business on October 27, 2003 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 29,711,749 shares of Common Stock were issued and outstanding, 20 Class E Shares were issued and outstanding and 24 Class F Shares were issued and outstanding.

VOTING RIGHTS

         Each holder of record of Common Stock, and each holder of record of Class E Shares and Class F Shares, is entitled to one vote for each share held with respect to each matter, except the election of directors, to be voted upon at the Annual Meeting. With respect to the election of directors, each stockholder shall be entitled to cast as many votes as shall equal the number of votes that such stockholder would be entitled to cast (but for the provision of cumulative voting), multiplied by the number of directors to be elected. For example, a holder of eight shares of Common Stock would be entitled to cast 56 votes in the election of directors, which is equal to the eight shares held multiplied by the seven directors to be elected. A holder may cast, in the holder's discretion, all of such holder's votes for one nominee or may distribute the votes for any two or more nominees.

QUORUM

         Presence in person or by proxy of the holders representing a majority of the outstanding shares of capital stock entitled to vote at the Annual Meeting will constitute a quorum. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum, but will be counted as a vote cast "AGAINST" Proposals 2 through 8. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held.

VOTE REQUIRED

         Proposal 3 will be approved if the holders of at least a majority of the outstanding shares of Common Stock, voting as a separate class, and the holders of at least a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, vote to approve that Proposal. Each of the other Proposals (except Proposal 1) will be approved if the holders of at least a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, vote to approve those Proposals. In the case of Proposal 1, directors will be elected by a plurality of votes cast. Shares for which the holder has elected to abstain or has withheld authority to vote on a matter will count towards a quorum but will not count as votes cast on such matter. An abstention from voting on Proposals 2 through 8 has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently.

         The Company expects that all Class E Shares and Class F Shares, and at least 1,972,901 shares of Common Stock will be cast in favor of the Proposals described in the proxy statement. Samuel Belzberg is a director of the Company and beneficially owns 1,956,499 shares of Common Stock as of the Record Date. Peter Norris was a director of the Company until his resignation on September 9, 2003 and beneficially owns 16,402 shares of Common Stock as of the Record Date. Each of Mr. Belzberg and Mr. Norris has agreed to vote the shares of Common Stock he beneficially owns in favor of all Proposals to be voted on at the Annual Meeting. In addition, the holders of the Class E Shares and the Class F Shares have agreed to cast all of their votes relating to the preferred stock in favor of all Proposals to be voted on at the Annual Meeting. The shares that are to be voted pursuant to agreement are not a sufficient number to determine the outcome of any of the Proposals to be considered at the Annual Meeting.

         Please also note that, with respect to Proposal 7 above, stockholders are only being asked to approve the offering referred to in that Proposal and are not being asked to take any action at this time with respect to the offering. A vote in favor of Proposal 7 will not obligate any stockholder to purchase shares in the offering. If approved by the stockholders at the Annual Meeting, then the offering will be made in a separate mailing to the stockholders of record as of August 29, 2003 after a registration statement relating to those shares has been filed with and declared effective by the Securities and Exchange Commission.



                         SEPTEMBER 2003 EQUITY FINANCING

         On September 2, 2003, the Company entered into an equity financing transaction (the "Equity Financing") in which 119 accredited investors (the "Investors") agreed to purchase 254,437,500 shares of Common Stock for an aggregate purchase price of $23.2 million. $22 million of the aggregate purchase price is payable in cash, and $1.2 million will be paid by conversion of certain of the Company's outstanding debt, previously issued in connection with the Company's May 2003 bridge financing.

         The first closing of the Equity Financing occurred on September 3, 2003. At that time, the Investors funded $6.5 million of the Equity Financing in the form of a secured bridge loan. The second closing of the Equity Financing will occur after we satisfy the conditions to the second closing, which we expect to be within 90 days after the first closing. The notes that we issued in connection with the secured bridge loans at the first closing will convert into Common Stock at the second closing at a price of $0.08 per share. Also at the second closing, the remaining $16.7 million of the Equity Financing will be provided to us by the Investors for the purchase of Common Stock at a price of $0.10 per share. Of the $16.7 million to be provided by the Investors at the second closing, $15.5 million will be paid by the Investors in cash and $1.2 million will be paid by conversion of the Company's outstanding Class D Notes due 2004, which we issued in connection with loans made in our May 2003 interim financing transaction. The $15.5 million in cash payable at the second closing is currently on deposit with a third party acting as our escrow agent.

         Three of the Investors in the Equity Financing are related to the Company. These are: Gibralt US, Inc., an affiliate of Samuel Belzberg, a director and significant stockholder of the Company, James A. Wylie, Jr., a director and the Company's chief executive officer and Peter Norris, a former director and a stockholder of the Company. Gibralt US loaned $1.5 million to us at the first closing and accordingly, we issued $1.5 million in secured bridge notes to him. Gibralt US also owns $1.1 million of Class D Notes that will be converted into Common Stock at the second closing, and Mr. Wylie and Mr. Norris each own $50,000 of Class D Notes that will be converted into Common Stock at the second closing. We describe these transactions are in detail below under "Certain Relationships and Related Transactions; Participation by Related Parties in the Equity Financing."


         The Company believes that the Equity Financing is absolutely essential to its continued existence. Our inability to complete the Equity Financing would cause the Company to reduce or cease operations, seek a sale of the Company or enter into a business combination with a third party. If the Company does not complete the Equity Financing, then the Company will attempt to sell its business and assets, to merge with another Company or to enter into some other business combination. The Company has not begun any discussions with any third parties to enter into any such transaction if the Company does not complete the Equity Financing. If the Company's cash inflows and cash outflows continue at their historic rate for the remainder of 2003, and if the Equity Financing is not completed, then the Company expects to exhaust its current cash resources at the end of 2003.


         Before the Company can complete the Equity Financing, the following must occur:

         o the stockholders must approve Proposal 3, seeking stockholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000, and the Company must file this amendment in Delaware;

         o the stockholders must approve Proposal 4, seeking stockholder approval of the issuance of UP TO 298,500,000 shares of Common Stock to investors in the Equity Financing, and the American Stock Exchange (AMEX) must approve the listing of the shares of Common Stock to be issued to the Investors (the "Investors' Shares") in connection with the Equity Financing;

         o the stockholders must approve Proposal 5, seeking stockholder approval of the issuance of 30,138,792 shares of Common Stock in exchange for preferred stock we issued TO Gibralt US, Inc. and the other parties that provided bridge financing to the Company in December 2002 and May 2003 , and the AMEX must approve the listing of the shares of common stock to be issued to these parties;


         o the settlement of the Augenbaum class action lawsuit must become final; and


         o a material adverse change in the Company's business, condition, or results of operation must not have occurred, as determined by either the Company or the majority in interest of the Investors, depending on the circumstances which give rise to the material adverse change. Under its agreement with the Investors, the Company is required to disclose to the Investors any changed circumstances where additional disclosure is necessary for the Company's representations and warranties made at the first closing of the Equity Financing on September 3, 2003 to continue to be accurate as of the final closing of the Equity Financing. The changes may be of a nature or magnitude so as to constitute, in the opinion of either the Company or the Investors, a material adverse change. Even if the Company does not view the changed circumstances as rising to the level of a material adverse change, the Investors may nevertheless assert that a material adverse change has occurred.



         In addition, the following actions are contemplated under the terms of the Equity Financing:



         o The stockholders will approve an offering pursuant to which the Company will solicit from each holder of record of Common Stock as of August 29, 2003 an offer to purchase, at a price of $0.10 per share, that number of shares of Common Stock that is equal to the number of shares held by the holder as of August 29, 2003 (discussed under Proposal 7); and


         o The stockholders will approve an amendment to the Certificate of Incorporation increasing the maximum size of the board of directors to nine members. (discussed under Proposal 6).

         The Company anticipates that, assuming that its stockholders vote in favor of Proposals 33, 4 and 45 at the Annual Meeting, the Equity Financing will be completed within three business days after the Annual Meeting.


USE OF PROCEEDS



         We applied a portion of the proceeds from the first closing of the Equity Financing to repay in full all outstanding Class E Notes (approximately $2.1 million of principal and interest, including approximately $1,575,000 repaid to Gibralt US, Inc., an affiliate of Samuel Belzberg, a director of the Company) and to acquire additional intellectual property rights related to our EVLT(R) product line ($2 million). We also paid fees incurred by legal counsel to the Investors (approximately $100,000) and reimbursable expenses incurred by our Placement Agent (approximately $14,000). We intend to use the balance of these proceeds for general working capital purposes. We will use the proceeds of the second closing of the Equity Financing to support our sales and marketing initiatives, effect our intellectual property strategy, including making 10 quarterly payments of $250,000 each for our exclusive license to the EVLT(R) patent, and for other general working capital purposes.

PLACEMENT AGENT COMPENSATION

         In connection with the Equity Financing, the Company has issued warrants to purchase up to 40,879,063 shares of Common Stock to its placement agent, Sunrise Securities Corp., a New York corporation and a registered broker-dealer (the "Placement Agent"). The warrants issued to the Placement Agent are exercisable for five years at per share prices of $0.001, $0.08 and $0.10. The Placement Agent also participated as an Investor in the Equity Financing by reinvesting $495,000 of its fee in exchange for Secured Bridge Notes convertible into 6,187,500 shares of Common Stock. This compensation is discussed in greater detail in Proposal 4 under "Shares to Be Issued upon the Exercise of the Placement Agent's Warrants."


REGISTRATION RIGHTS AGREEMENT

         The Company has entered into a registration rights agreement providing for the Company to register with the Securities and Exchange Commission (the "SEC") the Investors' Shares and the shares underlying the warrants issued to the Placement Agent for resale to the public. The terms of the registration rights agreement require the Company to file a registration statement for these shares within 30 days after the completion of the Equity Financing. The Company is obligated to issue additional shares ratably to the Investors at the rate of 3% of the Investors' Shares per month, subject to a limit of 12%, if the Company does not file the registration statement timely or if the SEC does not declare the registration effective within 90 days after the completion of the Equity Financing.


INVESTORS' SELECTION OF DIRECTORS

         In connection with the Equity Financing, the Company agreed to use its best efforts to cause the board of directors to be increased to nine directors within 12 days of the closing of the Equity Financing, and to cause to be elected to the board three persons selected by the Investors who have opted to become parties to the stockholders' agreement. One member of the board of directors, Samuel Belzberg, has indicated that he intends to resign after the Investors have exercised their right to select three directors, and the remaining six members of the board of directors are expected to elect three persons to fill the vacancies created by Mr. Belzberg's resignation and the increase in the size of the board. The Company also agreed to use its best efforts to cause the board of directors to appoint one nominee that the Investors have so designated as one of the members of the committees of the board of directors. As of the date of this Proxy Statement, the Investors have not identified who they will name. The Company is seeking stockholder approval of an amendment to the Certificate of Incorporation under Proposal 6 that will permit the board of directors to be increased to nine directors.



         Effective upon the completion of the Equity Financing, the Company and Gibralt US agreed with the Investors that the size of the board of directors will remain at nine and that the Investors will have the right to cause the Company to use its best efforts to nominate for election to the board of directors at each annual meeting of stockholders three persons designated by the Investors who have opted to become parties to the stockholders' agreement. The agreement with regard to the nomination of directors terminates when the Investors who are parties to the stockholders' agreement cease to beneficially own more than 50% of the Investors' Shares that are subject to this agreement.

INVESTORS' CONTROL OF THE COMPANY

         In addition to the Company's agreement to use its best efforts to appoint three directors that the Investors have selected to become members of the board of directors after the Equity Financing is completed, the Company has made certain other agreements with the Investors. These agreements relate to certain actions that the Company is obligated to take in the future. The Company agreed to use its best efforts to follow the direction of the majority in interest of the Investors in whether to pursue a reverse stock split that the Company had considered implementing shortly after the completion of the Equity Financing. A majority in interest of the Investors recommended that the Company not pursue the proposed reverse split, and the board of directors determined not to pursue the reverse split at this time. In addition to the Company's agreement regarding the director designees of the Investors discussed above, the Company agreed to register the Common Stock that the Investors purchased in the Equity Financing (including the shares of Common Stock underlying the warrants issued to the Placement Agent) and to list these shares with the AMEX for sale. The board of directors believes these agreements were reasonable when it negotiated the final terms of the Equity Financing.

         After completion of the Equity Financing, the Common Stock to be issued to the Investors and the Placement Agent (assuming the exercise of all of the warrants we issued to the Placement Agent) will represent approximately 83% of the Company's outstanding capital stock (without giving effect to any shares which may be issued pursuant to the offering to Stockholders as of August 29, 2003, if approved under Proposal 7). As a result, the Investors will be able to control any matters submitted to the Company's stockholders for approval. Except for the Investors' agreements concerning the selection and election of directors described above, the Company is not aware of any agreements among the Investors to vote collectively in respect of matters affecting the Company's operations after the Equity Financing is completed. However, the Investors may have made, or may in the future may make, formal or informal agreements regarding voting of the Company's Common Stock or other actions affecting the Company.

OFFERING TO STOCKHOLDERS OF RECORD AS OF AUGUST 29, 2003

         The terms of the Equity Financing also contemplate that the Company will commence an offering to the holders of the Common Stock as of August 29, 2003. The Company intends to file a registration statement with the SEC that would permit it to solicit from stockholders as of August 29, 2003 offers to purchase up to 29,711,749 shares of stock for a period of 45-days. During that 45-day period, each stockholder as of August 29, 2003 may purchase shares of Common Stock at a purchase price of $0.10 per share, in the ratio of one offered share for each share of Common Stock held by the stockholder on that date. The offering will also provide stockholders who purchase shares with the right to purchase additional shares that are not purchased by other stockholders.


                             CLASS ACTION LITIGATION


         On July 28, 2003, Murray Augenbaum filed a complaint against the Company in the Delaware Chancery Court (C.A. No. 20454). The complaint and accompanying motion for permanent injunction sought class certification and challenged one of the amendments to the Company's Certificate of Incorporation that was to have been voted upon at the July 2003 Meeting. The amendment in question would have increased the number of authorized shares of the Company's Common Stock to 500 million shares. The plaintiff challenged the propriety of the record date set for the July 2003 Meeting, the voting of all outstanding classes of the Company's capital stock as one class, and the rights of the holders of the Company's Class C Stock and Class D Convertible Preferred Stock to convert their shares and vote their shares as if they had been converted.

         On August 6, 2003, the Company entered into a stipulation of settlement to resolve this case. The terms of the stipulation of settlement required the adjournment of the July 2003 Meeting and the reconvening of an annual meeting during the remainder of 2003. Under the stipulation of settlement, at the reconvened annual meeting, the Company is permitted to submit to the stockholders for their approval each of the matters that had been proposed for the July 2003 Meeting, as well as the other matters proposed by this Proxy Statement. In addition, the stipulation of settlement requires the Company to pay up to $150,000 to cover the plaintiff's legal fees. A hearing before the Delaware Chancery Court for the settlement of this matter was held on September 15, 2003. After this hearing, the court entered an order that approved the stipulation of settlement as submitted. The stipulation of settlement became final on October 15, 2003 on the expiration of the applicable appeal period for the appeal of the Chancery Court's order and final judgment without an appeal having been filed.


         The Company disclaims any liability relating to any of the settled claims, denies having engaged in any wrongful or illegal activity or having violated any law, regulation or duty, denies that any person or entity has suffered any harm or damages as a result of the settled claims and has made the settlement to avoid the distraction, burden and expense occasioned by continued litigation. The court has made no finding that the Company or any of its related persons engaged in any wrongdoing or wrongful conduct or otherwise acted improperly or in violation of any law, regulation or duty in any respect.


         The allegations of the plaintiff in the case also addressed certain features of the Company's Class C and Class D Convertible Preferred Stock. On May 7, 2003, the Company had issued to certain noteholders 20 shares of Class C Convertible Preferred Stock that were convertible into 27,117,240 shares of Common Stock in exchange for the elimination of the convertibility feature of the then outstanding Class A and Class B Convertible Preferred Notes, then outstanding warrants to purchase 8,333,333 shares of Common Stock and certain other rights. On May 7, 2003, the Company also issued to three lenders that committed to provide interim financing 24 shares of Class D Convertible Preferred Stock that were convertible into a total of 3,021,552 shares of Common Stock in connection with commitments for $1.2 million in interim financing. See "Certain Relationships and Related Transactions" on page 29 for more information on these issuances.


         In connection with the stipulation of settlement, on August 16, 2003, the holders of the Company's Class C Stock tendered all 20 shares of such stock in exchange for an equal number of shares of Class E Shares, and the holders of the Company's Class D Stock tendered all 24 shares of such stock in exchange for an equal number of shares of the Company's Class F Shares. The Class E Shares and Class F Shares entitle the holders thereof to one vote per share of the Class E Shares and Class F Shares. The Company then eliminated the Class C Stock and Class D Stock.


         Following stockholder approval at the Annual Meeting of the issuance of shares of Common Stock in exchange for the Class E Shares and Class F Shares, the Company has the right to purchase from the holders of the Class E Shares, and the holders of the Class E Shares are obligated to sell, all 20 shares of the Class E Shares in exchange for 27,117,240 shares of Common Stock. In addition, the Company has the right to purchase from the holders of the Class F Shares, and the holders of the Class F Shares are obligated to sell, all 24 shares of the Class F Shares in exchange for 3,021,552 shares of Common Stock. Until the approval of stockholders is obtained for the exchanges, upon a sale, lease, exchange or other disposition of all or substantially all of the Company's assets, the holders of the Class E Shares and Class F Shares have the right to tender all shares of their preferred stock in exchange for the corresponding numbers of shares of Common Stock noted above. Shares of Class E Shares and Class F Shares are preferred in liquidation to the extent that before any distribution is made to the holders of Common Stock, there would be a distribution to the holders of the Class E Shares in the amount of $108,469 per share of Class E Shares and a distribution to the holders of the Class F Shares in the amount of $10,072 per share of Class F Shares. The holders of the Common

Stock would share pro rata in the remainder of the net liquidation proceeds.


                              BENEFICIAL OWNERSHIP


         The following table sets forth beneficial ownership information as of August 31, 2003 for the Company's capital stock owned by:

         o the Company's chief executive officer and other executive officers whose salary and bonuses for 2002 exceeded $100,000 (the "Named Executive Officers");

         o        each director;

         o        the Company's directors and executive officers as a group; and

         o each person who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock and other classes of voting stock.

         To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted.


                                                               AMOUNT AND NATURE OF
NAME                                                           BENEFICIAL OWNERSHIP        PERCENT OF CLASS(1)
-----                                                          --------------------        ------------------
Samuel Belzberg                                                2,006,499 (2) (3)                  6.7%
Gary Brooks                                                          - 0 -                          0%
A. Kim Campbell                                                    75,000 (4)                      .3%
Geoffrey Jenkins                                                   50,000 (5)                      .2%
Peter Klein                                                          - 0 - (6)                      0%
Peter Norris                                                     101,078 (2)(7)                    .3%
David Swank                                                          - 0 -                          0%
James A. Wylie, Jr.                                              425,000 (2)(8)                   1.4%
Lisa Bruneau                                                       22,396 (9)                      .1%
Kevin Stearn                                                       71,128 (10)                     .2%

All officers and directors as a group (10 persons)                2,751,101 (2)                   9.0%

Beneficial Owners of More than 5% of the Company's
Common Stock

Ajmal Khan (and affiliates)(11)                                  4,317,235                      14.53%

Beneficial Owners of More than 5% of the Company's Class E Shares (12)

Samuel Belzberg                                                  15                                75%
Morris Belzberg                                                   3                                15%

Beneficial Owners of More than 5% of the Company's
Class F Shares (13)

Samuel Belzberg                                                  22                                92%

(1) Calculated pursuant to Rule 13d-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended. Does not give effect to any of the transactions to be effected after stockholder approval of the Proposals in this Proxy Statement. Percentages shown for all officers and directors as a group are calculated on an aggregate basis and percentages shown for individuals are rounded to the nearest one-tenth of one percent. The mailing address for each of the directors and officers is c/o Diomed, Inc., One Dundee Park, Andover, MA 01810.



(2) Does not include (i) any Investors' Shares issuable to this director in the Equity Financing after stockholder approval of Proposals 4 and 5 or (ii) any of the 29,711,749 shares which may be issuable in connection with the offering to stockholders of record as of August 29, 2003.


(3) Includes 999,999 shares of Common Stock owned by Gibralt Capital Corp., 956,500 shares of Common Stock owned by Gibralt US and 50,000 shares issuable upon the exercise of stock options by Mr. Belzberg. Mr. Belzberg is an affiliate of Gibralt Capital Corp. and Gibralt US, and therefore is deemed to beneficially own the securities held by these entities. Does not include 20,337,930 shares of Common Stock issuable upon the exchange of 15 Class E Shares or 2,769,756 shares of Common Stock issuable upon the exchange of 22 Class F Shares, in both cases issuable after stockholder approval of Proposals 4 and 5. For information on the terms and conditions under which these shares may be exchanged, see "August 2003 Exchanges of Preferred Shares" under "Certain Relationships and Related Transactions" below. Also does not include those shares of Common Stock that will be issued as Investors' Shares to Gibralt US upon conversion of $1.1 million principal plus accrued interest on Class D Notes at the completion of the Equity Financing.


(4) Includes 75,000 shares of Common Stock issuable upon the exercise of stock options.

(5) Includes 50,000 shares of Common Stock issuable upon the exercise of stock options.

(6) Stock options to purchase 166,375 shares that Mr. Klein formerly held were automatically terminated because he did not exercise those options within 90 days after his resignation as president and chief executive officer.

(7) Includes 16,402 shares of Common Stock owned by Mr. Norris' spouse, and 84,676 shares issuable upon the exercise of stock options. Does not include 125,898 shares of Common Stock issuable after stockholder approval of Proposals 4 and 5 upon the exchange of the one Class F Share owned by Mr. Norris. For information on the terms and conditions under which these shares may be exchanged, see "August 2003 Exchanges of Preferred Shares" under "Certain Relationships and Related Transactions" below. Also does not include those shares of Common Stock that will be issued as Investors' Shares to Mr. Norris upon conversion of $50,000 principal plus accrued interest on Class D Notes at the completion of the Equity Financing. Mr. Norris resigned as a director on September 9, 2003.


(8) Includes 425,000 shares of Common Stock issuable upon the exercise of stock options. Does not include 125,898 shares of Common Stock issuable after stockholder approval of Proposals 4 and 5 or under other specified circumstances in exchange for the one outstanding share of Class F Shares owned by Mr. Wylie. For information on the terms and conditions under which these shares may be exchanged, see "August 2003 Exchanges of Preferred Shares" under "Certain Relationships and Related Transactions" below. Also does not include those shares of Common Stock that will be issued as Investors' Shares to Mr. Wylie upon conversion of $50,000 principal plus accrued interest on Class D Notes at the completion of the Equity Financing.

(9) Includes 22,396 shares of Common Stock issuable upon the exercise of stock options that the Company has issued.

(10) Includes 71,128 shares of Common Stock issuable upon the exercise of stock options that the Company has issued.

(11) Based on Annual Statement of Changes in Beneficial Ownership on Form 5, filed by Mr. Khan with the SEC on February 14, 2003. Mr. Khan's mailing address is reported as c/o Verus Investments Holdings, Inc., P.O. Box 309 G.T., South Church Street, Cayman Islands.

(12) A mailing address for Samuel Belzberg and Morris Belzberg is c/o Diomed, Inc., One Dundee Park, Andover, MA 01810.

(13) The mailing address for Samuel Belzberg is c/o Diomed, Inc., One Dundee Park, Andover, MA 01810.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's capital stock and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2002, the Company believes that all of the filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its capital stock were complied with during the most recent fiscal year.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's directors are elected annually to serve until the next annual meeting of stockholders, or until their successors are elected and have been qualified. As a result, the terms of each of the nominees below will expire at the Annual Meeting.

         Although all nominees have indicated their willingness to serve if elected, if at the time of the Annual Meeting any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the board may designate.

         Information about the nominees for election as directors appears below:

                                   DIRECTOR    PRINCIPAL OCCUPATION DURING
NAME                      AGE       SINCE      LAST FIVE YEARS AND DIRECTORSHIPS
----                      ---       -----      ---------------------------------

Geoffrey Jenkins          51         2002      Mr. Jenkins has been a director of Diomed since 2001, a director of the Company since the February 14, 2002 merger, is chairman of the
                                               Compensation Committee and has been the chairman of the board of directors of the Company since January 2003.  Mr. Jenkins has over twenty-five years of experience in building consumer and professional healthcare companies.  In 2000, he founded and became the president of
                                               UV-Solutions, LLC, a product development company.  From 1998 to 2000,
                                               Mr. Jenkins held the positions of chief operating officer and then president of MDI Instruments, which was acquired by Becton Dickinson in 1999.  MDI Instruments developed and marketed diagnostic devices for the healthcare market.  Mr. Jenkins holds a BS and BA from
                                               Clarkson University, awarded in 1976.

Samuel Belzberg           75         2002      Mr. Belzberg has been a director of Diomed since 2001 and a director of the Company since the February 14, 2002 merger.  During the past five years and prior thereto, Mr. Belzberg has principally been the president of Gibralt Capital Corporation, a Canadian private investment company which Mr. Belzberg founded.  Gibralt Capital and its affiliates hold equity interests in several private and public operating companies, as well as significant real estate holdings.  Mr.
                                               Belzberg is a director of Education Lending, of Del Mar, California,
                                               e-Sim Ltd. of Jerusalem, Israel and Bar Equipment Corporation of
                                               America of Commerce, California.  He is the chairman of the Dystonia
                                               Medical Research Foundation, which he and his wife founded in 1977, and is chairman of the Simon Wiesenthal Center of Los Angeles.  Mr.
                                               Belzberg received a Bachelor of Commerce Degree from the University of
                                               Alberta in 1948.

Gary Brooks               69         2003      Mr. Brooks has been a director of the Company since March 2003 and is a member of the Audit Committee.  Mr. Brooks is a nationally recognized turnaround consultant and crisis manager.  During the past five years and prior thereto, Mr. Brooks has principally served as chairman and chief executive officer of Allomet Partners, Ltd. where since 1985 he has provided turnaround consulting and interim management services to more than 400 companies.  He has over thirty-five years of diversified executive management experience.  Mr.
                                               Brooks earned a BS in Biochemical Engineering and Industrial
                                               Management from Massachusetts Institute of Technology in 1955 and an
                                               MS in Chemical Engineering and Operations Research from the University of Rochester in 1959.


Kim Campbell              56         2002      Ms. Campbell has been a director of the Company since March 2002, and is a member of the Compensation Committee.  Ms. Campbell served as
                                               Canada's 19th (and first female) Prime Minister in 1993.  She was also
                                               Canada's Minister of Justice, Attorney General and Minister of
                                               National Defense.  Currently, Ms. Campbell is a Visiting Professor of
                                               Practice at the John F. Kennedy School of Government at Harvard
                                               University.  In 2000, she completed a four-year term as Consul General of Canada in Los Angeles, California, in which she fostered trade in the high-tech and biotechnology industries.  Ms. Campbell holds a range of prestigious positions, including Senior Fellow of the
                                               Gorbachev Foundation of North America in Boston, Massachusetts, and
                                               member of the International Council of the Asia Society of New York.
                                               Ms. Campbell is chair of the Council of Women World Leaders, an organization of current and former women Presidents and Prime
                                               Ministers, and deputy president of the Club of Madrid, an organization of former heads of state and government that supports democratic transition.  Ms. Campbell holds a BA and an LLB from the University of
                                               British Columbia, awarded in 1969 and 1983, respectively, performed doctoral work in Soviet government at the London School of Economics from 1970 to 1973 (ABD), and holds four honorary doctorates.

Peter Klein               49         2002      Mr. Klein has been a director of Diomed since 1999 and a director of the Company since the February 14, 2002 merger. Mr. Klein has served as the president and chief executive officer of Diomed from June 1999 and of the Company since the merger through January 2003, at which time he resigned from the offices of president and chief executive officer, but remained a director.  For thirteen years prior to joining
                                               Diomed, Mr. Klein has served as an executive in the medical image processing business, first as founder, president and co-chairman of
                                               Tomtec Imaging Systems, then as president and chief executive officer of Medison America, Inc., a subsidiary of the Korean Group Medison.

                                       17


David Swank               46         2003      Mr. Swank has been a director of the Company since March 2003 and served as chairman of the Audit Committee from that time until he became the Company's chief financial officer, effective September 1,
                                               2003.  Mr. Swank is president and founder of BrookstoneFive, Inc., a private consulting firm engaged in corporate strategy formulation and capital acquisition.  Since 1997, Mr. Swank has principally been the president of BrookstoneFive, Inc., although from 2001 to the beginning of 2003, he also served as executive vice president and chief financial officer of Melard Technologies, Inc., a New York-based, privately held high-tech developer of wireless computing devices for the field service industry.  Mr. Swank has significant accounting and financial control experience.  From 1994 to 1996, he served as executive vice president-corporate development and senior vice president-chief financial officer at Telxon Corporation, a publicly traded developer of mobile computing devices, and from 1989 to 1992, he was regional controller for PepsiCo Foods International (PFI), the international snack food subsidiary of PepsiCo, Inc.  Mr. Swank's other experience includes chief financial officer at AVM Systems,
                                               Inc., a high-tech developer of Command and Control Systems, and audit manager at Peat, Marwick, Mitchell & Company (currently KPMG), an international "Big Four" accounting firm.  Mr. Swank earned a BS in
                                               Business Administration in the honors accounting program at The Ohio
                                               State University in 1980 and an MBA with a concentration in Finance at
                                               Southern Methodist University in 1989.

James A. Wylie, Jr.       64         2003      Mr. Wylie has been a director of the Company since January 2003, at which time he also became the Company's president and chief executive officer.  Prior to joining the Company, Mr. Wylie acted as a consultant from 1994 through 2002, providing strategic advisory and interim executive management services to institutional investors and operating companies in the medical device, health care, chemical and telecommunications industries.  Mr. Wylie has more than 30 years of global executive management experience as a division president, group executive, president and chief executive officer of both private and public corporations.  Mr. Wylie holds a BS in Chemistry from Bates
                                               College.


DIRECTOR NOMINATION

         In accordance with the Company's by-laws, a stockholder who is interested in nominating a person to the board should submit in writing to the Secretary of the Company timely notice of such nomination. Such notice must be given either by personal delivery or by United States mail, postage prepaid, not less than 30 nor more than 90 days in advance of the annual meeting; provided however, that in the event the Company gives less than 40 days' notice of the date of the meeting, notice of such nomination must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The contents of such notice must be as specified in the Company's by-laws, a copy of which may be obtained by any stockholder who directs a written request for the same to the Secretary of the Company.

                       CERTAIN INFORMATION CONCERNING THE
                      BOARD OF DIRECTORS AND ITS COMMITTEES


COMMITTEES

         The board of directors has established two standing committees: an Audit Committee and a Compensation Committee.

         Currently, Gary Brooks is the sole member of the Audit Committee. Peter Norris served as a member of the Audit Committee until his resignation on September 9, 2003. From March 2003 through September 1, 2003, David Swank was a member and the chairman of the Audit Committee. Effective September 1, 2003, Mr. Swank became the Company's chief financial officer and, accordingly, resigned from the Audit Committee. Gary Brooks assumed the role of chairman of the Audit Committee at that time. The Audit Committee is charged with overseeing that management has (a) maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company; (b) established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and (c) established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies. The Audit Committee operates pursuant to a charter adopted by the board, which is attached to this Proxy Statement as Appendix A. The report of the Audit Committee is included below. The board expects to appoint an additional member of the Audit Committee.

         The members of the Compensation Committee are Geoffrey H. Jenkins (chairman) and A. Kim Campbell. The functions of the Compensation Committee include reviewing, evaluating and approving the amount, design and implementation of compensation programs for officers and key personnel, making awards under and administering the Company's stock incentive programs, reviewing and making recommendations with respect to senior management organization and reviewing the Company's programs for attracting and compensating management personnel at lower and middle levels. The report of the Compensation Committee is included below.

MEETINGS

     The board of directors, Audit Committee and Compensation Committee held 14, six and five meetings, respectively, during 2002. No director attended less than 75 percent of the aggregate number of meetings of the board and Committees on which he or she served.

     From January 29, 2003 until September 9, 2003, our board was comprised of eight persons. Our certificate of incorporation provides that the size of the board shall be fixed by the board at not fewer than one member and not more than seven members. The addition of the eighth person did not affect the validity of any actions taken by the board or its committees during 2003, as at least a quorum of the correctly constituted board was present at all meetings of the board and a quorum of each committee was present at all meetings of that committee.

DIRECTOR COMPENSATION

         Effective July 1, 2001, Mr. James Arkoosh was elected as non-executive chairman of Diomed with compensation at the rate of $50,000 per year paid to Verus Support Services, Inc, of which Mr. Arkoosh was chief operating officer and chief financial officer until August 2002. Mr. Arkoosh also received options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $1.25 per share (in addition to the 50,000 options referred to in the next paragraph). In connection with the closing of the February 14, 2002 merger, the

Company assumed Mr. Arkoosh's agreement. Mr. Arkoosh resigned as a director of the Company as of December 31, 2002.

         On May 14, 2001, Messrs. Arkoosh, Belzberg, Jenkins and Norris each received options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $1.25 per share. On February 15, 2002, Kim Campbell received options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share. These options vest ratably over two years from the date of grant.

         Directors who are also our employees do not receive compensation for their service as directors, although the Company may award stock options or other compensation in our discretion. Directors who are not also our employees serve as directors without pay, honorarium or stipend, although we may award stock options or other compensation in our discretion. Directors who are not employees are also reimbursed for reasonable out-of-pocket expenses incurred in attending directors' meetings.


                             AUDIT COMMITTEE REPORT

         The Audit Committee acts under a written charter adopted by the board of directors. The Committee's primary function is to assist the board of directors in its oversight of the Company's financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; accounting and financial reporting principles; internal controls; and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors, BDO Seidman, LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards.

         In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has considered whether the provision of non-audit services (none of which related to financial information systems design and implementation) by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence. Based on the review and discussions described in this report, and subject to the limitations on its role and responsibilities described below and in its charter, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Form 10-KSB/A for the fiscal year ended December 31, 2002.


         The members of the Audit Committee who served in 2002 are not experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight did not provide an independent basis to determine that the Company's financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company's financial statements by BDO Seidman, LLP has been carried out in accordance with generally accepted auditing standards. David Swank joined the board of directors in March 2003 and became the chairman of the Audit Committee at that time. Effective September 1, 2003, Mr. Swank became the Company's chief financial officer and resigned as chairman of the Audit Committee. Mr. Brooks then became chairman of the Audit Committee. Effective September 9, 2003, Mr. Norris resigned as a director and accordingly ceased to be a member of the Audit Committee. Effective October 10, 2003, Geoffrey Jenkins became a member of the Audit Committee. Mr. Swank and Mr. Brooks have expertise in accounting and auditing matters.

                              David Swank (Former Chairman)
                              Gary Brooks (Successor to Mr. Swank as Chairman) Peter Norris (Former Member)
                              Geoffrey Jenkins



                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the board of directors provided the following report on executive compensation:

         The Compensation Committee was established by the board of directors in March 2002. The Compensation Committee is responsible for determining the nature and amount of compensation to be paid to the Company's executive officers, including establishing performance-based criteria and goals related to compensation, administering the Company's equity incentive and bonus plans, making grants of awards under such plans, and approving agreements with the chief executive officer and the other executive officers. The members of the Compensation Committee are "independent directors" (as defined under AMEX rules).

         Compensation Policy. The primary goal of the Compensation Committee when assessing compensation alternatives is to attract and retain highly qualified executive officers and key employees in an effort to enhance shareholder value. The Company intends to realize this goal by providing competitive compensation and permitting executive officers to take an ownership stake in the Company commensurate with their relative levels of seniority and responsibility. The Compensation Committee performs a general review each year of the Company's executive compensation.

         With respect to 2002, the Compensation Committee's general goal was to provide the executive officers with total compensation that, based on individual and Company performance over an appropriate period of time, was commensurate with the total compensation for executives with comparable positions at peer companies.

         Certain compensation paid to executives in 2002 was the result of agreements the Company had made prior to 2002 and before the Compensation Committee was established. Therefore, in 2002 the Compensation Committee did not make determinations as to this compensation, but it did monitor the terms and conditions of the Company's compensation agreements to ensure that they were complied with by the Company and the executives.

         In the case of James Arkoosh, chairman of the board of directors during 2002, the Company engaged Mr. Arkoosh to act in this capacity commencing July 1, 2001 under an agreement pursuant to which the Company paid compensation of $50,000 per annum, as well as options to purchase 50,000 shares of Common Stock at an exercise price of $1.25 per share, granted under the Diomed 2001 stock option plan (the "2001 Stock Option Plan") assumed by the Company in connection with the merger that that occurred in February 2002. Mr. Arkoosh was the chief operating officer and chief financial officer of Verus International Group, Limited and its affiliate, Verus Support Services, Inc., which, together with their affiliates, held approximately 14.7% of our capital stock as of December 31, 2002. We also engaged Verus Support Services as our financial advisor in December 2001 to assist us in negotiating the merger that occurred in February 2002 and the private placement of Common Stock that we completed on February 14, 2002. Our agreement with Mr. Arkoosh provided that the cash portion of his compensation as chairman was to be paid to Verus Support Services for so long as Mr. Arkoosh was employed by Verus. Mr. Arkoosh remained employed by Verus until July 2002. From July 2002 until his resignation from the Company became effective on December 31, 2002, the Company paid Mr. Arkoosh the cash portion of his compensation directly. Geoffrey Jenkins, Mr. Arkoosh's successor as chairman of the board of directors, agreed to serve in this capacity without cash compensation.

         Peter Klein served as president and chief executive officer of the Company during 2002. The terms of his employment were governed by an employment agreement entered into in July 2001, which provided for an annual salary of $250,000 and stock option grants in the Company's discretion.

         No cash bonuses were paid to Mr. Arkoosh or Mr. Klein in 2002 and no stock options were granted either of them in 2002.

         The Compensation Committee addressed other executive compensation matters during 2002 on an individual basis.

         One of these matters related to the promotion in March 2002 of Lisa Bruneau to vice president - finance, secretary and treasurer upon the resignation of the Company's chief financial officer. The Compensation Committee approved an increase of Ms. Bruneau's annual salary from $90,000 to $110,000 and granted 25,000 stock options at an exercise price of $4.18 per share to her under the Company's 2001 Stock Option Plan.

         The second matter related to the engagement of James A. Wylie, Jr. as a consultant to the Company under a management services agreement. Mr. Wylie succeeded Peter Klein as president and chief executive officer of the Company upon the effective date of Mr. Klein's resignation in January 2003. Under the management services agreement, Mr. Wylie was to act as a consultant to the Company and an advisory board member, for a consulting fee of $125,000 for the period December 2, 2002 through February 28, 2003. The Company also agreed to pay Mr. Wylie a success fee for the consummation of certain financing, merger or similar transactions (excluding the December 27, 2002 bridge financing transaction). The management services agreement terminated upon the effective date of Mr. Wylie's employment agreement as president and chief executive officer, succeeding Peter Klein, with payment of Mr. Wylie's salary under the employment agreement commencing on March 1, 2003, so as not to overlap with the period for which Mr. Wylie was paid under the management services agreement.

         In 2002, the Company sought to achieve a mix of the various forms of compensation noted above to properly compensate and motivate its executives on an individual basis commensurate with their relative levels of seniority and responsibility. A variety of factors was considered in arriving at the amount and mix of compensation paid or awarded to the Company's executive officers. Key factors in the assessment of the compensation of the Company's executive officers were the Company's overall performance, their respective roles in the successful management and ultimate completion of the Company's February 14, 2002 merger and private placement of Common Stock, and their individual responsibility and role with respect to overall corporate policy-making, management and administration. No specific weighting, however, was assigned to any of these factors in determining the remuneration paid or awarded to the named executive officers for 2002.

         Base Salary. The Company's philosophy with respect to setting base salary is generally to compensate its executive officers with reasonable current income on a competitive basis. The Company did not increase the salary of any named executive officers in 2002 other than that of Ms. Bruneau upon her promotion in March 2002 to vice president - finance, secretary and treasurer, as described above.

         Bonuses. The Company did not pay any cash bonuses to any of its named executive officers or directors during 2002.

         Equity-Based Incentive Compensation. The Company's equity-based incentive compensation is in the form of stock option grants under its 2001 Stock Option Plan. The Committee believes that reliance upon such incentives is advantageous to the Company because it fosters a long-term commitment by the recipients to the Company, and does not require a cash outlay by the Company. During the fiscal year ended December 31, 2002, the Company granted stock options under the 2001 Stock Option Plan to the following directors and named executive officers:

Name and Title             Number of Options     Date Granted   Exercise Price per Share
--------------             -----------------     ------------   ------------------------
A. Kim Campbell                100,000              2/15/02             $2.00
Director

Lisa M. Bruneau                25,000               3/21/02             $4.18
Vice President - Finance


         Compensation of CEO. The compensation for 2002 paid to Peter Klein, the Company's CEO during 2002, was determined under the terms of the employment agreement entered into in July 2001, described above.

         Benefits. The Company seeks to provide benefits to its executives and other employees that are commensurate with those provided by other companies comparable to us, in a cost-effective manner. In particular, the Compensation Committee determined that is imperative to provide adequate director and liability insurance in order to attract and retain qualified persons to serve as our directors and officers.

                                                    Geoffrey Jenkins (Chairman)
                                                    A. Kim Campbell

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the compensation that the Company paid for services rendered in all capacities to the Company for the fiscal years ended December 31, 2000, 2001 and 2002 and by those individuals serving as the Company's chief executive officer during 2002 and Diomed's other executive officers serving on December 31, 2002 whose salary and bonuses for 2002 exceeded $100,000. We refer to these officers as the "Named Executive Officers."

                          ANNUAL COMPENSATION                                           LONG-TERM COMPENSATION
                          -------------------------------------------------------------------------------------------
                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                     SECURITIES
                              FISCAL                                                 UNDERLYING          ALL OTHER
NAME AND PRINCIPAL             YEAR         ANNUAL COMPENSATION                      OPTIONS (1)       COMPENSATION
POSITION                       END               SALARY              BONUS               (#)                (2)
-----------------------   ----------------  ------------------- ----------------  ----------------   ----------------

Peter Klein                 12/31/02           $250,000               $0                  0                 $0
President and Chief
Executive Officer,
2/14/02 (after the
Merger) to 12/31/02         12/31/01           $236,611             $51,540            221,263              $0
                            12/31/00           $205,000             $28,460               0                 $0

Gerald A. Mulhall           12/31/02              $0                  $0                  0                 $0
President and Chief
Executive Officer,
1/1/02 to 2/14/02
(prior to the Merger)
(3)                         12/31/01              $0                  $0                  0                 $0
                            12/31/00              $0                  $0                  0                 $0

Lisa M. Bruneau (4)         12/31/02           $105,000               $0               25,000               $0
Vice President -
Finance; Treasurer,
Secretary                   12/31/01            $15,000               $0               25,000               $0


Kevin Stearn (5)            12/31/02           $109,000               $0                  0                 $0
General Manager,
 Diomed Ltd.                12/31/01            $99,209             $6,344             140,390            $14,631

                            12/31/00            $84,198               $0               19,610               $0

  (1) During fiscal 2002, 2001 and 2000, neither the Company nor Diomed granted any restricted stock awards or stock appreciation rights or made any long-term incentive plan payouts to any Named Executive Officer.

  (2) Includes all other annual compensation and all other long-term compensation. Perquisites are not included if the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus.

  (3) Mr. Mulhall was president and chief executive officer of the Company's predecessor, Natexco. Mr. Mulhall's service terminated as of the February 14, 2002 merger.

  (4) Ms. Bruneau commenced her employment in November 2001, as controller. Her effective annual salary for fiscal year 2001 was $90,000. As of March 22, 2002, Ms. Bruneau was appointed vice president - finance, secretary and treasurer of the Company, with an effective annual salary of $110,000.

  (5) Mr. Stearn began employment in February 2000. All figures expressed as converted into US dollars from British Pounds Sterling.

EQUITY COMPENSATION PLAN INFORMATION

         The following table lists information as of December 31, 2002 with respect to compensation plans under which equity securities of the Company are authorized for issuance. The information shown below addresses those outstanding options, warrants and rights which were outstanding and exercisable as of December 31, 2002:


------------------------------- ----------------------------- ----------------------------- -----------------------------
                                                                                            Number of securities
                                Number of securities to be    Weighted average exercise     remaining available for
                                issued upon exercise of       price of outstanding          future issuance under
                                outstanding options,          options, warrants and rights  equity compensation plans
Plan Category                   warrants and rights                                         (excluding securities
                                (expressed in Common Stock)                                 reflected in column (a))
------------------------------- ----------------------------- ----------------------------- -----------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity compensation plans
approved by stockholders        1,150,115                     $2.90                         1,375,094
------------------------------- ----------------------------- ----------------------------- -----------------------------
Equity compensation plans not
approved by stockholders        0                             0                             0
------------------------------- ----------------------------- ----------------------------- -----------------------------
Total                           1,150,115                                                   1,375,094
------------------------------- ----------------------------- ----------------------------- -----------------------------

EMPLOYMENT AGREEMENTS

         Effective July 1, 2001, Diomed entered into an employment agreement with Mr. Klein, under which his employment continued until terminated in accordance with certain provisions. Upon the closing of the February 14, 2002 merger, the Company assumed Mr. Klein's employment agreement, and as a result during 2002 Mr. Klein served as the Company's president and chief executive officer at an annual base salary of $250,000. The agreement provided for bonuses as determined by the Company's board of directors, and employee benefits, including vacation, sick pay and insurance, in accordance with our policies. Pursuant the terms of this agreement, after Mr. Klein's resignation from the Company effective January 10, 2003, we paid his salary as then in effect and continued his medical benefits until June 30, 2003.

         Effective January 10, 2003, the Company entered into an employment agreement with James A. Wylie, Jr. as president and chief executive officer. Mr. Wylie became a director as of that date. Mr. Wylie's employment agreement is for a term of two years and provides for an annual base salary of $300,000 (payable commencing March 1, 2003), an award of options to purchase up to 800,000 shares of Common Stock and certain bonus compensation, including a discretionary bonus as determined by the board of directors and a bonus for the consummation of certain financings (including the Equity Financing), mergers or similar transactions. If the Company terminates Mr. Wylie's employment other than for cause, the Company will be obligated to pay his salary and provide benefits to him for the remainder of his two-year employment term. From December 2, 2002 until the effective date of his employment agreement, Mr. Wylie acted as a consultant to the Company and an advisory board member, pursuant to a management services agreement. Under the management services agreement, the Company paid Mr. Wylie a consulting fee of $125,000 for the period December 2, 2002 through February 28, 2003, and agreed to pay a success fee for the consummation of certain financing, merger or similar transactions (excluding the December 27, 2002 bridge financing transaction). The management services agreement was terminated upon the effective date of Mr. Wylie's employment agreement and was superceded by his employment agreement.

         Other executive officers have agreements which generally provide that upon termination of their respective employment without cause, we will pay portions of their annual base salary and continue their medical benefits for a period of between three and eight months. These agreements also provide that these executives are eligible to receive annual bonuses based on performance.

         Our employment agreements with our executives also prohibit the executive from directly or indirectly competing with us for a period of one-year following termination of his employment.

         There have been no adjustments or amendments to the exercise price of stock options for our executive officers or directors.


STOCK OPTION PLANS

         As of February 14, 2002, the date of the merger, the Company assumed the obligations of Diomed under Diomed's 1998 Stock Option Plan and its 2001 Stock Option Plan. The Company did not have any stock option plans prior to the merger.

         We rely on incentive compensation in the form of stock options to retain and motivate directors, executive officers and employees. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees, to encourage them to remain with us and to enable them to develop and maintain an ownership position in our Common Stock. Prior to the merger, Diomed granted stock options under its 2001 Stock Option Plan and prior to May 2001, Diomed granted stock options under its 1998 Stock Option Plan.

         The Company's 2001 Stock Option Plan authorizes stock option grants to directors and eligible employees, including executive officers. Options generally become exercisable based upon a vesting schedule over four years. The value realizable from exercisable options is dependent upon the extent to which our performance is reflected in the value of our Common Stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers and other employees. We approve the granting of options in order to motivate these employees to maximize stockholder value. Generally, vesting for options granted under the plan is determined at the time of grant, and options expire after a 10-year period. Options are granted at an excise price not less than the fair market value at the date of grant. As a result of this policy, directors, executives and other employees are rewarded economically only to the extent that the stockholders also benefit through appreciation in the market.

         The options we grant under the 2001 Stock Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options at the discretion of the board of directors and as reflected in the terms of a written option agreement. The 2001 Stock Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

         Options granted to employees are based on such factors as individual initiative, achievement and performance. In administering grants to executives, we evaluate each employee's total equity compensation package. We generally review the option holdings of each of the executive officers, including vesting and exercise price and the then current value of such unvested options. We consider equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of our stockholders. During fiscal 2002, we granted options to purchase 25,000 shares of Common Stock to Ms. Bruneau (at an exercise price of $4.18 per share), but not to any other Named Executive Officer.

         Options for 1,750,000 shares of Common Stock are authorized for issuance under the 2001 Stock Option Plan. As of December 31, 2002, options for 866,840 shares of Common Stock were outstanding under the 2001 Stock Option Plan, and options for 883,160 shares of Common Stock were available for future grants. In January 2003, in connection with the appointment of Mr. Wylie as president and chief executive officer, the Company granted options for 800,000 shares of Common Stock to Mr. Wylie (at an exercise price of $0.26 per share), including 400,000 options that were granted as incentive options under the 2001 Stock Option Plan and 400,000 options that were granted as non-qualified stock options that are outside of the 2001 Stock Option Plan. The terms of this option grant provide that 200,000 of these options vest as of the date of grant, and 75,000 options vest on each of March 31, June 30, September 30 and December 31, 2003 and 2004.

         Options for up to 750,000 shares of Common Stock are authorized for issuance under the 1998 Stock Option Plan. As of December 31, 2002, options for 258,066 shares of Common Stock were outstanding under the 1998 Stock Option Plan, and options for 491,934 shares of Common Stock were available for future grants. No options were issued under the 1998 Stock Option Plan during fiscal year 2001 or 2002, and we do not expect to grant additional options under the 1998 Stock Option Plan.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding stock options that the Company granted in 2002 to all Named Executive Officers:


                                                     PERCENT OF
                                                        TOTAL
                           NUMBER OF SHARES        OPTIONS GRANTED
NAME AND                      UNDERLYING            TO EMPLOYEES          EXERCISE PRICE           EXPIRATION
PRINCIPAL POSITION         OPTIONS GRANTED       IN FISCAL YEAR (1)          PER SHARE                DATE
------------------         ---------------       ------------------          ---------                ----

Lisa M. Bruneau                 25,000                   13%                   $4.18            March 21, 2012
Vice President -
Finance; Treasurer and
Secretary

         (1) Based on a total of 197,500 options granted to employees during 2002.

OPTIONS HELD AT END OF PRIOR FISCAL YEAR

         The following table sets forth certain information regarding stock options that the Named Executive Officers held as of December 31, 2002:

                                                        NUMBER OF UNEXERCISED     VALUE OF "IN THE MONEY"
                                                             OPTIONS AT                  OPTIONS AT
                                                          DECEMBER 31, 2002          DECEMBER 31, 2002
NAME AND                                                    EXERCISABLE/         EXERCISABLE/UNEXERCISABLE
PRINCIPAL POSITION                                        UNEXERCISABLE (1)                 (2)
-------------------------------------------------------------------------------------------------------------
Peter Klein
President and Chief Executive Officer                       166,737/0 (3)                  $0/$0

Kevin Stearn
     General Manager, Diomed Ltd.                          48,211/111,789                  $0/$0

Lisa M. Bruneau
    Vice President - Finance, Treasurer and Secretary       7,292/42,708                   $0/$0

         (1) Based on the aggregate of 197,500 shares of its Common Stock granted to all employees, which excludes 252,700 options to purchase shares of its Common Stock granted to directors and consultants subsequent to December 31, 2002.

         (2) Based on the closing price of $.26 on the American Stock Exchange on December 31, 2002 and the respective exercise prices of the options held.

         (3) 173,263 unexercisable options were terminated as of December 31, 2002, due to Mr. Klein's resignation as president and chief executive officer. All remaining options were terminated because they were not exercised within 90 days after his resignation.

         No adjustments to the exercise price of any outstanding options were made during the fiscal year ended December 31, 2002, other than in connection with adjustments of the Common Stock pursuant to the February 14, 2002 merger and the migratory merger, as noted above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         During the past two years, the Company and its predecessor entities have entered into transactions with various related parties. Generally, the transactions were completed to finance the Company's operations and to implement its business plans. The Company believes that each of these transactions were on terms as favorable to it as the terms the Company could have obtained from independent third parties. This section discusses transactions entered into between August 2001 and September 3, 2003 between the Company and the following persons:

         o Samuel Belzberg, a director of the Company and his affiliates, Gibralt Capital Corp. and Gibralt US, Inc., a beneficial holder of more than 5% of the Company's Common Stock;

         o Winton Capital Holdings Ltd., a beneficial holder of more than 5% of the Company's Common Stock (prior to the transactions on May 7, 2003, described below). Mark Belzberg, the owner of Winton, is the son of Samuel Belzberg, one of the Company's directors;

         o Verus International Group Limited and its affiliates, a beneficial holder of more than 5% of the Company's Common Stock (prior to the transactions on May 7, 2003, described below);

         o James Arkoosh, who is a former officer of Verus International Group Limited and a former director and former chairman of the Company; and

         o        Axcan Pharma, Inc., a customer of the Company.


OCTOBER AND DECEMBER 2001 BRIDGE FINANCING

         In October and December 2001, Diomed issued secured convertible promissory notes in the aggregate principal amount of $500,000 and $200,000, respectively, to Winton Capital and Verus International in exchange for their providing bridge financing to Diomed. Pursuant to the terms of the notes, Diomed agreed to issue additional warrants to Winton Capital and Verus International if Diomed did not consummate a transaction similar to the February 2002 merger by December 31, 2001. The notes provided interest at 7.5% and a maturity date of January 1, 2003. See Note (14) to the Company's 2002 Consolidated Financial Statements for additional information regarding the terms of these notes. We repaid the notes in February 2002 and paid each of Winton Capital and Verus International $7,500 in interest.

         In October and December 2001, Diomed also issued 50,000 and 20,000 warrants (in the aggregate) to purchase shares of its Common Stock to Winton Capital and Verus International, respectively, with an exercise price of $2.00 per share. On January 1, 2002, 5,000 additional warrants were issued to each of Winton Capital Holdings and Verus Investment Group in satisfaction of Diomed's obligation to issue 10,000 additional warrants if Diomed did not consummate a merger transaction prior to December 31, 2002. The warrants are fully exercisable for two years from the date of issuance.

         The notes also provided that, at the election of Winton Capital and Verus International, prior to maturity, the notes were convertible into, and the warrants are exercisable for, shares of Diomed's Common Stock as follows:

         (1) if Diomed were to complete a reverse merger, the conversion price of the notes and the exercise price of the warrants would be set at the price per share reflected in the reverse merger;

         (2) if another type of financing transaction were to occur, the conversion price of the notes and the exercise price of the warrants would be set at the lesser of $2.00 per share and the price per share in the transaction, and

         (3) if a merger or consolidation, other than a reverse merger, were to occur, the conversion price of the notes and the exercise price of the warrants would be set at the lesser of $2.00 per share and the price per share of any warrants issued in the transaction.

All principal and accrued interest was repaid by Diomed, with proceeds from the private placement sale of Diomed Common Stock which occurred immediately prior to the merger on February 14, 2002. Diomed issued 5,000,000 shares of its Common Stock in the private placement, at a price of $2.00 per share, and received aggregate gross proceeds of $10,000,000 from the private placement. Of the 5,000,000 shares of Common Stock sold in this private placement, Winton Capital purchased 1,200,000 shares, at a price of $2.00 per share, for an aggregate purchase price of $2,400,000.

AXCAN TRANSACTION

         In September 2001, we issued a promissory note to Axcan Pharma, Inc. in connection with an advance that Axcan made to us in October 2000 related to our procurement of inventory. The promissory note, which we issued on September 24, 2001, totaled $936,000 in principal amount and matures on January 1, 2004. Interest accrues at 8.5% per annum, and is payable quarterly in arrears.

VERUS ADVISORY AGREEMENTS

         In December 2001, Diomed entered into two advisory agreements with Verus, which at the time beneficially owned more than 5% of Diomed's common stock. The first agreement provides that as an advisor to the February 2002 merger, a fixed advisory fee of $750,000 was payable to Verus Support Services Inc. upon the closing of the merger, which was paid from the gross proceeds of the private placement by the public company. We completed both the merger and the private placement on February 14, 2002. Diomed believed this fee was comparable to the fee that would have been payable on an arms-length basis to an unrelated advisor. The second agreement was initially between Verus Support Services and Diomed, and the Company assumed this separate agreement as part of the merger. Pursuant to this agreement, the Company engaged Verus for 18 months (ending September 1, 2003) to act as a financial advisor. Pursuant to this agreement, a monthly fee of $15,000 was payable to Verus. Under certain circumstances, Verus was to become entitled to a success fee of 3.5% of any transaction value, including consideration that the Company and/or its affiliates provides or receives in business combination transactions with third parties, with a minimum fee of $175,000. The success fee was to become payable if Verus identified and introduced the transaction. Verus did not identify or introduce the Equity Financing and accordingly is not entitled to any fee arising from this transaction. Our former director and chairman, James Arkoosh, was from until July 2002 an employee of Verus and we paid Verus annual compensation of $50,000 in connection with Mr. Arkoosh's services to us, commencing on July 1, 2001. From July 2002 through December 31, 2002, when Mr. Arkoosh resigned from the Company, we paid this amount directly to him instead of to Verus, pursuant to our agreement with Verus.

INTERIM FINANCING TRANSACTIONS FROM DECEMBER 2002 TO DATE

         At the beginning of 2003, the board elected a new president and chief executive officer and three new members of the board. In January 2003, Geoffrey Jenkins, a director of the Company since 2001, became the chairman of the board. Also in January 2003, James A. Wylie, Jr. became president and chief executive officer of the Company and a director. Mr. Wylie had been engaged on a consulting basis at the end of 2002 to review the Company's business operations and viability. In March 2003, Gary Brooks, a nationally recognized turnaround consultant and crisis manager, and David Swank, an experienced financial executive with significant accounting and financial control experience, became independent directors.

         In connection with the changes in the Board's composition and the Company's leadership, the Company entered into three financing transactions, each of which was with a related party. Highlights of these three transactions are as follows:

         o December 2002 Interim Financing. At the end of December 2002, the Company borrowed $2,000,000 from Gibralt US in the form of one-year Class A Secured Convertible Notes (the "Class A Notes") and Class B Unsecured Convertible Notes (the "Class B Notes"). In connection with this loan, we also issued warrants to purchase 8,333,333 shares of Common Stock at an exercise price of $0.26 per share. These funds were used to provide working capital while new management and new independent directors completed their assessments of our prospects and operations.

         o May 2003 Interim Financing. In April 2003, we secured loan commitments for up to $1,200,000 as interim financing from Gibralt US and two directors. Gibralt US committed to lend up to $1,100,000, and Mr. Wylie and Peter Norris committed to lend the remaining $100,000 in exchange for one-year Class D Secured Notes (the "Class D Notes"). This transaction closed on May 7, 2003. These funds were used to provide working capital for the Company while the Company pursued its plan to raise long-term equity financing. We issued preferred shares convertible into a total of 3,021,552 shares of Common Stock to these lenders in connection with their loan commitments.

         o May 2003 Exchange Transaction. Simultaneously with obtaining the $1,200,000 of loan commitments, we modified several terms and conditions of the Class A and Class B Notes that we believed might impede the completion of a permanent equity financing with institutions and accredited investors. First, we issued Class C Stock, which was convertible into 27,117,240 shares of Common Stock, in exchange for the redelivery to the Company of 8,333,333 warrants and modification of the Class A and Class B Notes to make them non-convertible. Second, we issued Class D Stock, which was convertible into 3,021,552 shares of Common Stock, as a discount for the $1.2 million in committed secured bridge loans. The 30,138,792 shares of Common Stock underlying the Class C Stock and Class D Stock represented in the aggregate approximately 50.36% of our Common Stock and common stock equivalents outstanding after the transactions.

         o May 2003 Modification Transaction. On May 28, 2003, the Company and the holders of the Class A and Class B Convertible Notes made further modifications to the notes to accommodate the plan for permanent equity financing. The Company did not issue any additional shares or pay any amounts to obtain these changes.


         o August 2003 Exchange of Preferred Shares. As part of our settlement of the Augenbaum lawsuit, we exchanged the convertible preferred stock we issued on May 7, 2003 for an equal number of shares of new classes of preferred stock. The new classes of preferred stock are not by their terms convertible into Common Stock, but under a written agreement between the Company and the stockholders, these shares will be exchanged for an equal number of shares of Common Stock into which the number the former classes of Common Stock were convertible. This exchange was made to address a claim in the Augenbaum complaint that the preferred stock we issued in May 2003 could be convertible by its terms. The plaintiff in Augenbaum agreed that we could issue the same number of shares of Common Stock into which the May 2003 preferred stock would have been convertible, but that the mechanism should be through an exchange of preferred stock for common stock, not a conversion of the preferred stock into Common Stock. Accordingly, the August 2003 exchange agreements between the Company and the holders of the preferred stock provide that after the Company's stockholders approve the issuance of the underlying shares of Common Stock, then either the Company or the holders of the preferred stock may request the exchange of the preferred stock for that number of shares of Common Stock into which the May 2003 preferred stock was convertible.


         o Repayment of $2 Million Debt Incurred in December 2002 Interim Financing. On September 3, 2003, we repaid all of the $2 million in principal and accrued interest on the notes we issued in connection with the December 2002 interim financing, using a portion of the $6.5 million gross proceeds of the sale of Secured Bridge Notes in the Equity Financing.

         We summarize in the tables below the material terms of the Class A and Class B Convertible Notes and warrants that we issued in the December 2002 Interim Financing, the Class C Notes that we issued in the May 2003 Exchange Transaction, the Class D Notes that we issued in the May 2003 Interim Financing Transaction and the Class E Notes that we issued in exchange for the Class C Notes and the amendments that we made to the Class D Notes in the May 2003 Modification Transaction. Following these tables, we describe the material terms of these securities in greater detail.


TABLE SUMMARIZING THE DECEMBER 2002 INTERIM FINANCING AND SUBSEQUENT
MODIFICATIONS

         The following table summarizes the original terms of the $2,000,000 interim financing that we completed in December 2002, the terms of that $2,000,000 interim financing after giving effect to the exchange transaction that we completed on May 7, 2003 and the subsequent modification on May 28, 2003:


 ORIGINAL TERMS OF DECEMBER 2002       TERMS OF DECEMBER 2002 INTERIM       TERMS OF DECEMBER 2002 INTERIM
       INTERIM FINANCING              FINANCING AS MODIFIED MAY 7, 2003     FINANCING AS MODIFIED MAY 28, 2003

Indebtedness:                          Indebtedness:                        Indebtedness:
-------------                          -------------                        -------------

o      $2,000,000 principal amount     o      $2,000,000 principal          o      $2,000,000 aggregate
o      interest rate  8% per annum            amount                               principal amount
o      principal and accrued           o      interest rate 8% per annum    o      interest rate 12.5% per
       interest payable at maturity    o      principal and accrued                annum starting 5/28/03
o      maturity date 1/1/04                   interest payable at maturity  o      interest accrued through
                                       o      maturity date 1/1/04                 5/27/03 added to principal
                                                                                   and becomes payable
                                                                                   quarterly commencing 3/31/04
                                                                                   to the extent of 50% excess
                                                                                   quarterly cash flow
                                                                            o      interest accrued from
                                                                                   5/28/03 payable quarterly
                                                                                   commencing 9/30/03
                                                                            o      maturity date 1/1/06


Conversion of Indebtedness:            Conversion of Indebtedness:          Conversion of Indebtedness:
---------------------------            ---------------------------          ---------------------------
o      convertible into Common         o      no conversion rights          o      no conversion rights
       Stock at noteholder's option
o      number of shares of Common
       Stock into which convertible
       equals principal and interest
       divided by conversion price
o      conversion price determined
       at time of conversion
o      conversion price is 80% of the
       then-prevailing price of
       Common Stock (determined on
       basis of market price, price
       in financing transaction or
       liquidation, as applicable)

                                       33

Other Rights of Noteholders:           Other Rights of Noteholders:         Other Rights of Noteholders:
----------------------------           ----------------------------         ----------------------------

o      right to approve future         o      no right to approve           o      no right to approve
       financings prior to 1/1/2004           future financings                    future financings
o      right to participate in         o      no right to participate       o      no right to participate
       future financings at a 20%             in future financings                 in future financings
       discount to the price paid by   o      right to rescind 5/7/03       o      right to rescind 5/28/03
       investors in the future                exchange transaction if (1)          exchange transaction if (1)
       financing                              stockholder approval of              no stockholder approval of
                                              issuance of Common Stock upon        issuance of Common Stock
                                              conversion of preferred              upon conversion of preferred
                                              shares issued in                     shares issued in
                                              consideration of exchange            consideration of exchange
                                              transaction, or (2) financing        transaction, or (2)
                                              is not entered into prior to         financing is not entered
                                              6/30/03                              into prior to 7/31/03

Security:                              Security:                            Security:
---------                              ---------                            ---------

o      $1,000,000 principal amount     o      entire $2,000,000             o      entire $2,000,000
       of notes secured, $1,000,000           principal amount plus                principal amount plus
       principal amount unsecured             accrued interest secured             accrued interest on notes
o      security interest granted       o      security interest is lien            secured
       in all of Company's personal           on all of Company's personal  o      security interest is
       property, subject to priority          property, subject to priority        lien on all of Company's
       of prior security interest in          of prior security interest in        personal property, excluding
       accounts receivable                    accounts receivable                  intellectual property
o      pledge of stock of              o      pledge of stock of                    acquired after 12/31/02 and
       subsidiary owning the                  subsidiary owning the                inventory and fixed assets
       photodynamic therapy business          photodynamic therapy business        in excess of the stipulated
                                                                                   12/31/02 value
                                                                            o      security interest in
                                                                                   accounts receivable subject
                                                                                   to subrogation to future
                                                                                   creditors if Company enters
                                                                                   into receivables financing
                                                                                   transaction
                                                                            o      pledge of stock of
                                                                                   subsidiary owning the
                                                                                   photodynamic therapy business


Warrants:                              Warrants:                            Warrants:
---------                              ---------                            ---------

o      warrants to purchase            o      December 2002 warrants        o      December 2002 warrants
       8,333,333 shares of Common             surrendered, subject to the          surrendered, subject to the
       Stock at exercise price of             December 2002 warrants being         December 2002 warrants being
       $0.26 per share                        reissued upon the                    reissued upon the
o      number of warrant shares               note-holders' exercise of            noteholders' exercise of
       subject to increase if shares          their rescission rights              their rescission rights
       of Common Stock or common stock
       equivalents are issued at a
       price less than the warrant
       exercise price
o      warrant exercise price subject
       to downward adjustment if Common
       Stock or common stock equivalents
       issued in a financing at less
       than the warrant exercise price


TABLE SUMMARIZING THE MAY 2003 INTERIM FINANCING AND SUBSEQUENT MODIFICATIONS

         The following table summarizes the original terms of the $1.2 million interim financing that we completed on May 7, 2003 and the subsequent modification to certain of the terms and conditions of that financing on May 28, 2003:

                   ORIGINAL TERMS OF                                     TERMS OF MAY 7, 2003
                      MAY 7, 2003                                    INTERIM FINANCING TRANSACTION
             INTERIM FINANCING TRANSACTION                             AS MODIFIED MAY 28, 2003

Indebtedness:                                            Indebtedness:
------------                                             ------------
   o     up to $1,200,000 aggregate principal amount        o     up to $1,200,000 aggregate principal amount
   o     interest rate 8% per annum                         o     interest rate 8% per annum
   o     principal and accrued interest payable             o     principal and accrued interest payable
         5/6/2004                                                 5/6/2004

Conversion of Indebtedness:                              Conversion of Indebtedness:
--------------------------                               --------------------------
   o     no conversion rights                               o     no conversion rights

Other Rights of Noteholders:                             Other Rights of Noteholders:
---------------------------                              ---------------------------
   o     no right to approve future financings              o     no right to approve future financings
   o     right to participate at the noteholder's           o     mandatory participation in future
         option in future financings at the same price            financings at the same price paid by
         paid by investors in the future financing and            investors in the future financing and
         otherwise on the same terms as applicable to             otherwise on the same terms as applicable
         those investors                                          to those investors
   o     right to redeem indebtedness for cash upon         o     no right to redeem indebtedness for cash
         completion of future financing                           upon completion of future financing
   o     right to accelerate due date of indebtedness       o     right to accelerate due date of
         if financing not completed prior to 7/1/2003             indebtedness if financing not completed
                                                                  prior to 7/31/2003

Security:                                                Security:
--------                                                 --------
   o     $1,200,000 principal amount and accrued            o     $1,200,000 principal amount and accrued
         interest on notes secured                                interest on notes secured
   o     security interest granted in all of Company's      o     security interest granted in all of
         personal property, subject to priority of                Company's personal property, excluding
         existing lien in accounts receivable                     accounts receivable, intellectual property
   o     pledge of stock of subsidiary owning the                 acquired after 12/31/02 and inventory and
         photodynamic therapy business                            fixed assets in excess of value as of
                                                                  12/31/02
                                                            o     pledge of stock of subsidiary owning the
                                                                  photodynamic therapy business

Warrants:                                                Warrants:
--------                                                 --------
   o     no warrants issued                                 o     no warrants issued


DESCRIPTION OF DECEMBER 2002 INTERIM FINANCING TRANSACTION

         The principal terms of the $2,000,000 bridge financing that we completed on December 27, 2002 were:

         o We borrowed $2,000,000 from Gibralt US, whose principal, Samuel Belzberg, is a member of the Company's board of directors.

         o To evidence the loan, we issued $1.0 million in Class A Notes that were secured and $1.0 million in Class B Notes that were unsecured.

         o        The maturity date of the notes was January 1, 2004.

         o The notes bore interest at 8% per annum, and accrued interest was payable at maturity.

         o The Class A and the Class B Notes, including principal and accrued interest, were convertible into Common Stock at 80% of the Common Stock price determined as follows:

                  (i) if we were to complete a financing transaction in which we issued Common Stock or Common Stock equivalents, the price per share of Common Stock or Common Stock equivalent (the weighted average if multiple financing transactions occur in a rolling 30-day period), (ii) if we were to complete a financing transaction in which we did not issue Common Stock or Common Stock equivalents, the lower of the average of the closing price of the Common Stock for the 15 business days preceding the public announcement of the financing transaction or the average of the closing price of the Common Stock for the 15 business days following the public announcement of the financing transaction, (iii) if a liquidity event were to occur in which any person or group other than a stockholder on December 27, 2002 becomes the beneficial owner of at least 51% of voting control of the Company, the price per share allocated to each share of Common Stock or Common Stock equivalent, or (iv) if any other liquidity event were to occur, the lower of the average of the closing price of the Common Stock for the 15 business days preceding the public announcement of the liquidity event or the average of the closing price of the Common Stock for the 15 business days following the public announcement of the liquidity event.

         o If a merger or reorganization were to occur, the Class A and Class B Notes were convertible into the kind and number of shares of Common Stock, other securities or property into which the notes would have been converted into if the notes had been converted into Common Stock on the business day preceding the merger or reorganization.

         o The Company agreed not to consummate any financing transaction until January 1, 2004 while any Class A or Class B Notes were outstanding unless the Company had first received the approval of the holders of at least 66-2/3% of the outstanding principal amount of the notes.

         o The Company also issued to the noteholder warrants to purchase up to 8,333,333 shares of Common Stock. The warrants were exercisable for a period of five years, beginning June 27, 2003, at an exercise price of $0.26 per share, which was 110% of the market price of the Common Stock on December 26, 2002. If the Company, during the life of the warrants, were to issue Common Stock or Common Stock equivalents at a price per share less than $0.26, the number of warrants would be increased and the exercise price of the warrants would be decreased to the lower price per share. If a merger or reorganization were to occur, the warrants would become convertible into the kind and number of shares of Common Stock, other securities or property into which the Common Stock, other securities or property issuable upon exercise of the warrants would have been converted if the warrants had been exercised prior to the merger or reorganization.

         o The Company and the noteholder entered into an agreement for the registration of the shares of Common Stock issuable upon the conversion of the notes and upon the exercise of the warrants. Under that agreement, the Company agreed to notify the noteholder if the Company were to propose to file certain future registration statements. The Company agreed to use its best efforts to register any shares of Common Stock issuable to the noteholder in the registration statement, subject to certain defined limitations, if so requested by the noteholder within 30 days of receipt of the Company's notice. The noteholder agreed to become subject to a "holdback period," by which the noteholder could not effect a public sale of Common Stock for a period of up to 180 days following the effective date of the registration statement, if so requested by a managing underwriter of the offering.

         o The notes and the warrants, pro rata to the notes, were transferable in part or in whole by the noteholder to one or more third parties, in accordance with all of the same terms agreed to by the noteholder by the Company.

         On March 18, 2003, Gibralt US sold and transferred to three investors in a private transaction (i) $500,000 aggregate principal amount of the notes ($250,000 of which were Class A Notes and $250,000 of which were Class B Notes), and (ii) 2,083,334 warrants. None of these transferees was an affiliate of Gibralt US, although one of them is Morris Belzberg, a cousin of Samuel Belzberg. Samuel Belzberg does not beneficially own, or have investment discretion over, the securities purchased from him by Morris Belzberg. Accordingly, after this transfer, Mr. Belzberg beneficially owned 6,249,999 warrants and $1,500,000 aggregate principal amount of notes ($750,000 of which are Class A Notes and $750,000 of which are Class B Notes).

         The complete terms and conditions of the December 2002 Interim Financing are set forth in the Company's Current Report on Form 8-K filed by the Company with the SEC on December 30, 2002.

DESCRIPTION OF MAY 7, 2003 EXCHANGE TRANSACTION

         During the first quarter of 2003, the Company's board of directors and management determined that the Company should seek permanent financing and continue its efforts to achieve its business plan. Accordingly, the board of directors approved a plan to raise long-term equity financing.

         To address certain issues presented by the Company's capital structure, the board of directors created a special committee comprised of independent directors, (the "Independent Committee"). The Independent Committee is comprised of Messrs. Jenkins, Swank and Brooks. Based on information provided by Mr. Wylie and an investment banker engaged by the Company in April 2003, the Independent Committee found that under prevailing market conditions in the second quarter of 2003, prospective investors were likely to be reluctant to invest in the Company because of certain features of the December 2002 Interim Financing. Specifically, the Independent Committee found that the future dilution represented by the 8,333,333 warrants to purchase the Company's Common Stock and the potential conversion of the $2,000,000 principal amount of the Class A and Class B Notes were unlikely to be acceptable to new investors. In addition, the Independent Committee found that the December 2002 noteholders' right to participate in any future financing at a 20% discount to the price that new investors would be paying and their right to approve future financing were likely to be obstacles to a completed financing. The Independent Committee also determined that issuing additional shares in exchange for modifications to the notes issued in the December 2002 Interim Financing was, from the perspective of the Company's stockholders, preferable to the alternative of ceasing operations due to its inability to raise additional funding.

         The Independent Committee began negotiations in April 2003 to modify the terms of the December 2002 Interim Financing to eliminate the potential obstacles to obtaining permanent financing. The Independent Committee and the December 2002 noteholders agreed to the proposed terms of the exchange transaction on April 22, 2003 and the transaction closed on May 7, 2003. The principal terms of the May 7, 2003 exchange transaction were:

         o The noteholders delivered the 8,333,333 warrants held by them to the Company;

         o The noteholders returned the Class A secured notes and Class B unsecured notes held by them to the Company for cancellation;

         o To compensate the December 2002 noteholders for surrendering the conversion rights under the notes and the warrants, the Company issued a total of 20 shares of Class C Stock (the "Class C Stock") to the December 2002 noteholders, which were convertible into an aggregate of 27,117,240 shares of Common Stock;

         o The Company issued Class C secured notes to the noteholders in principal amounts equal to the Class A and Class B notes that were cancelled (the "Class C Notes");

         o The Class C Notes were redeemable for cash at the holder's option if the Company were to complete its anticipated permanent financing;

         o The Class C Notes were not convertible into capital stock of the Company;

         o The noteholders surrendered their rights to approve future financing transactions;

         o The Class C Notes were secured by a security interest in the Company's property identical to the security interest created in the December 2002 Interim Financing, and otherwise had terms substantially similar to the Class A Notes; and

         o The Company expanded its obligation under the registration rights agreement entered into in December 2002 by granting demand registration rights to the noteholders regarding the underlying shares of stock.

         The Company also agreed to unwind the May 2003 Exchange Transaction and restore the original terms of the December 2002 Interim Financing if: (1) the Company's stockholders did not approve the issuance of the Common Stock underlying the capital stock issued to the noteholders in the May 2003 Exchange Transaction, or (2) if the Company did not complete its contemplated financing transaction by June 30, 2003 (this date was subsequently extended to July 31, 2003 under the modifications which were agreed to on May 28, 2003 and again to November 15, 2003 or any later day that is one business day following the date agreed by the Company and the Investors for the second closing of the Equity Financing).

         If the May 2003 Exchange Transaction had been rescinded, then the original terms of the December 2002 Interim Financing would have been reinstated (except that all of the notes will be secured). The original terms of the December 2002 notes provided for conversion of the notes at a variable conversion rate. As described under "Description of the December 2002 Interim Financing Transaction," the original terms of the Class A and Class B Notes provided for conversion at the noteholder's option of principal and accrued interest into Common Stock at a conversion price equal to 80% of the Common Stock price, with the Common Stock price being determined at the time of conversion. In addition, if the May 7, 2003 exchange transaction had been rescinded, the Company would have been required to redeliver the warrants to purchase 8,333,333 shares of Common Stock to the December 2002 noteholders.

         To allow for the issuance of the preferred shares associated with the exchange transaction, on May 5, 2003, the Company created a new class of preferred stock, consisting of 20 shares of preferred stock designated as "Class C Stock," each share of which was to automatically convert into 1,355,862 shares of Common Stock at the time when the Company's stockholders approve the issuance of Common Stock underlying the Class C Stock. This would have resulted in an additional 27,117,240 shares of Common Stock being issued and outstanding after the conversion occurs. Under the terms of the Class C Stock, the holders of the Class C Stock held the right to vote that number of shares into which the Class C Stock is convertible, voting as one class with the holders of Common Stock and other capital stock convertible into Common Stock.

         In the May 7, 2003 exchange transaction, Gibralt US and the three other securityholders received (1) Class C Notes in the principal amount equal to the aggregate principal amount of the Class A and Class B Notes surrendered by them and (2) shares of Class C Stock, all in exchange for surrendering the conversion rights of the Class A and Class B Notes (Class C Stock convertible into a total of 18,092,849 shares of Common Stock, or, approximately 904,642.45 shares of Common Stock per $100,000 principal amount of notes exchanged for non-convertible notes) and the warrants (Class C Stock, convertible into a total of 9,024,391 shares of Common Stock, or, approximately 108,292.73 shares of Common Stock per 100,000 warrants surrendered). On April 22, 2003, the effective date of the May 7, 2003 exchange transaction, the closing price of the Common Stock on the AMEX was $0.16 per share.

         The number of shares of Class C Stock issued in the exchange transaction and the value of the Class C Stock issued to the December 2002 securityholders in the exchange transaction, using the closing price of the Common Stock of $0.16 on April 22, 2003, is as follows:

    Gibralt US
    ----------
    Principal Amount of Notes Exchanged: $1,500,000

    Number of Warrants Surrendered:                                    6,249,999

    Shares of Class C Stock Issued:                                           15

    Number of Shares of Common Stock Issuable upon
         Conversion of Class C Stock:                                 20,337,930

    Shares of Common Stock Issuable upon conversion
         of Class C Stock multiplied by
         April 22, 2003 closing price per share:                      $3,254,069


    Morris Belzberg

    Principal Amount of Notes Exchanged:                                $300,000

    Number of Warrants Surrendered:                                    1,250,000

    Shares of Class C Stock Issued:                                            3

    Number of Shares of Common Stock Issuable upon
         Conversion of Class C Stock:                                  4,067,586

    Shares of Common Stock Issuable upon Conversion
         of Class C Stock multiplied by
         April 22, 2003 closing price per share:                        $650,814


    Steven Shraiberg

    Principal Amount of Notes Exchanged:                            $    100,000

    Number of Warrants Surrendered:                                      416,667

    Shares of Class C Stock Issued:                                            1

    Number of Shares of Common Stock Issuable upon
         Conversion of Class C Stock:                                  1,355,862

    Shares of Common Stock Issuable upon conversion
         of Class C Stock multiplied by
         April 22, 2003 closing price per share:                    $    216,938

    Charles Diamond
    Principal Amount of Notes Exchanged:                              $  100,000

    Number of Warrants Surrendered:                                      416,667

    Shares of Class C Stock Issued:                                            1

    Number of Shares of Common Stock Issuable upon
         Conversion of Class C Stock:                                  1,355,862

    Shares of Common Stock Issuable upon conversion
         of Class C Stock multiplied by
         April 22, 2003 closing price per share:                      $  216,938



         After the May 2003 Exchange Transaction and Interim Financing were completed and in light of discussions between the Company and its investment banker, the Independent Committee determined that further modifications to the terms of the securities issued in the May 2003 transactions would be necessary to assist the Company in completing the permanent financing. The material terms of these modifications are described under "Description of Modifications to Terms of May 2003 Exchange Transaction and Interim Financing."

         The complete terms and conditions of the May 7, 2003 Exchange Transaction are set forth in a Current Report on Form 8-K/A filed by the Company with the SEC on May 19, 2003.

DESCRIPTION OF MAY 2003 INTERIM FINANCING TRANSACTION

         In March 2003, the board of directors also determined that the Company had an immediate need for capital to support its operations until the Company completed the contemplated permanent financing. In April 2003, the board of directors approved a plan to raise up to $1,200,000 of interim financing prior to May 15, 2003. The board further determined that, because of the Company's history of operating losses and cash position at the time, the contemplated permanent financing was likely to involve the issuance of substantial amounts of equity.

         The Independent Committee negotiated with Samuel Belzberg, a principal investor and a director, to obtain the needed the $1.2 million interim financing. Mr. Belzberg committed to lend (through his affiliate, Gibralt US) up to $1.1 million to the Company, and two other directors, James A. Wylie, Jr. and Peter Norris, each agreed to lend $50,000 to the Company, to demonstrate their commitment to and support of the Company. The board did not believe there were other prospective investors available to the Company to provide the interim financing on terms and within a time period acceptable to the Company. The Independent Committee and these directors agreed to the proposed terms of the interim financing on April 22, 2003, and the transaction closed on May 7, 2003.

         The material terms of the May 7, 2003 interim financing transaction are as follows:

         o Gibralt US committed to lend up to $1.1 million to the Company ($1 million of which was to be funded according to a predetermined funding schedule and the other $100,000 of which was to be funded upon completion of a certain third party transaction), and Messrs. Wylie and Norris loaned $50,000 to the Company. Gibralt US funded all of its commitment.

         o The Company issued Class D secured notes in a principal amount equal to the amount loaned to the Company (secured on an equal basis with the indebtedness incurred in the December 2002 Interim Financing and having substantially similar terms as the Class C notes issued in the May 7, 2003 exchange transaction, except that they would mature one year from the date of issuance).

         o To compensate the lenders for the risk attendant to their investment and based on the Company's financial condition, need for additional funding and lack of definitive terms for a future permanent financing or commitment from any investor to provide such permanent financing, the Company issued shares of capital stock equal to 20% of the amount of the loan commitment of the interim financing lenders (or, $240,000), in the form of a total of 24 shares of Class D Convertible Preferred Stock, which were convertible into an aggregate of 3,021,552 shares of Common Stock.

         o The Class D noteholders held rights (but not the obligation) to redeem their notes for the securities issued by the Company in the permanent financing on the same terms and conditions as the investors in the permanent financing.

         o The Class D noteholders held rights to redeem their notes for cash if the Company consummated its permanent financing.

         o The Class D noteholders held registration rights identical to those granted to the holders of the Class C Notes issued in the May 7, 2003 exchange transaction.

         During the negotiation process, the lenders required that if the contemplated financing did not occur prior to June 30, 2003 (subsequently extended to July 31, 2003 in the May 28, 2003 modifications, described below and thereafter extended to November 15, 2003 and again to a day after November 15, 2003 that the Company and the Investors agree as the date for the second closing of the Equity Financing), then the lenders could accelerate the maturity date of their notes.

         The Company created a new class of preferred stock from its authorized preferred stock, consisting of 24 shares of preferred stock designated as "Class D Convertible Preferred Stock," each share of which would have been automatically converted into 125,898 shares of Common Stock when the Company's stockholders approved the issuance of these shares of Common Stock underlying the Class D Convertible Preferred Stock. This would have resulted in an additional 3,021,552 shares of Common Stock being issued and outstanding after the conversion occurs. Under the terms of the Class D Stock, the holders of the Class D Stock hold the right to vote that number of shares into which the Class D Stock is convertible, voting as one class with the holders of Common Stock and other capital stock convertible into Common Stock.

         The loan commitments of the lenders in the May 7, 2003 interim financing and the principal amount of Class D Notes, the number of shares of Class D Convertible Preferred Stock (and the number of shares of Common Stock into which the Class D Stock is convertible) the lenders received, as well as the value of the Class C Stock issued to the lenders in the interim financing using the closing price of the Common Stock of $0.16 on April 22, 2003, and after giving effect to the issuance of the shares to be issued upon conversion of the Class C Stock and the Class D Stock, is as follows:

     Gibralt US
     ----------
     Loan Commitment:                                      Up to $1,100,000
     Principal Amount of Notes Issued:                     Up to $1,100,000
     Shares of Class D Convertible Preferred Stock Issued:               22
     Number of Shares of Common Stock Issuable upon
          Conversion of Class D Convertible Preferred Stock: 2,769,756 Shares of Common Stock issuable upon conversion of Class D Convertible Preferred Stock multiplied by
          April 22, 2003 closing price per share:                $  221,580

     James A. Wylie, Jr
     ------------------
     Loan
     Commitment:                                                 $   50,000
     Principal Amount of Notes
     Issued:                                                     $   50,000
     Shares of Class D Convertible Preferred Stock
     Issued:                                                              1
     Number of Shares of Common Stock Issuable upon
          Conversion of Class D Convertible Preferred Stock:        125,898
     Shares of Common Stock issuable upon conversion
          of Class D Convertible Preferred Stock multiplied by
          April 22, 2003 closing price per share:                $   10,072

     Peter Norris
     ------------
     Loan
     Commitment:                                                 $   50,000
     Principal Amount of Notes
     Issued:                                                     $   50,000
     Shares of Class D Convertible Preferred Stock
     Issued:                                                              1
     Number of Shares of Common Stock Issuable upon
          Conversion of Class D Convertible Preferred Stock:        125,898
     Shares of Common Stock issuable upon conversion
          of Class D Convertible Preferred Stock multiplied by
          April 22, 2003 closing price per share:                $   10,072



         Gibralt US, Mr. Norris and Mr. Wylie loaned a total of $1.2 million to the Company, representing their entire loan commitments.

         The complete terms and conditions of the issuance of these shares are set forth in a Current Report on Form 8-K/A filed by the Company on May 19, 2003 with the SEC.


DESCRIPTION OF MAY 28, 2003 MODIFICATIONS TO MAY 7, 2003 EXCHANGE TRANSACTION AND INTERIM FINANCING

         As the Company proceeded to seek its permanent financing during May 2003, it assessed the availability of investment capital for development stage companies such as the Company. The Independent Committee determined that it was essential to extend the maturity date of the Class C Notes beyond January 1, 2004, to eliminate the right of the holders of the Class C Notes to redeem those notes for cash upon the completion of the future permanent financing and to limit in certain respects the collateral securing the Company's obligations under the Class C and Class D Notes. The Independent Committee determined that these modifications were necessary because the terms of the Class C and Class D Notes would likely, unless modified, deter investors from investing in the Company. The Independent Committee found that prospective investors would presumably expect that that Company would use the proceeds of their investment as working capital rather than apply the proceeds to the satisfaction of existing debt. Accordingly, the Independent Committee negotiated further modifications to the May 7, 2003 exchange transaction, as well as modifications to the May 2003 interim financing transaction, as described below in this section.

         The Independent Committee determined that the maturity date of the Class C Notes should be extended to January 1, 2006. In addition, the Independent Committee determined that the security interest granted to the Class C noteholders should be limited to certain collateral that was owned at December 31, 2002 and that the note collateral should not include after-acquired property of the Company, thereby making that property available as security to future investors in the Company. The Independent Committee further determined that the Class D Notes should not be redeemable for cash upon the closing of the future financing transaction. Instead, the Class D Notes should be converted into the securities issued in the future financing on the same terms and conditions offered to the other investors. With these objectives, the Independent Committee commenced negotiations with the holders of the Class C Notes and the Class D Notes.

         The Class C noteholders required that, in exchange for the modifications the Company sought, the terms of their notes be revised to increase the interest rate from 8% to 12.5% per annum, and to require that the Company commence making payments of interest accrued from December 27, 2002 through May 27, 2003 and principal on a quarterly basis beginning the first quarter of 2004, but only to the extent of 50% of the Company's excess quarterly cash flow.

         The Class C noteholders also agreed to modify the security for the notes, the change to become effective when the Company raised at least $6,000,000 in its permanent financing. The Class C noteholders agreed that their security interest in accounts receivable would be subordinated to a future security interest granted by the Company in a receivables financing transaction and that their security interest in intellectual property would be limited to that owned as of December 31, 2002.

         The Class C noteholders required that Diomed maintain minimum inventory and fixed asset levels, determined quarterly, of not less than $2,000,000. In addition, Diomed's combined cash, inventory and fixed assets must be at least $3,271,400. A failure to comply with these covenants is an event of default. The notes have other events of default for matters such as non-payment of interest or principal, breach of representations and warranties, failure to satisfy any agreement or condition of the Company under the agreements with the investor which is not cured within 30 days, a "cross-default" for other institutional indebtedness of the Company and the voluntary or judicial dissolution or bankruptcy of Diomed, Inc. or the Company. The Company and the Class C noteholders exchanged the Class C Notes for an equal principal amount of Class E Notes with these modified terms.

         The covenant relating to minimum inventory, net book assets and cash levels does not apply unless and until the Company raises at least $6,000,000 in gross proceeds in a future financing. The Company does not expect an event of default relating to this requirement to occur if the Company completes its contemplated permanent financing. To date, no events of default have occurred. If any event of default occurs and is not cured within the applicable cure period, then, unless the default is waived by a majority in interest of the noteholders, at the option and in the discretion of the holders of at least 66 2/3% of the principal amount of the Class E Notes, the noteholders may declare the notes and all accrued interest to be immediately due and payable, and may immediately enforce any and all of the noteholder's rights and remedies provided in the agreements between the Company and the investors and any other rights or remedies afforded by law.

         The Class D noteholders agreed to redeem their Class D Notes in exchange for the securities issued in the contemplated permanent financing on the same terms and conditions offered to the other investors and to forego the option of redeeming their notes for cash after the permanent financing occurred.

         The noteholders also agreed to extend the date by which the Company would be required to raise $6 million in its permanent financing (to avoid triggering the December 2002 securityholders' right to rescind the May 7, 2003 exchange transaction) from June 30, 2003 to July 31, 2003 (and subsequently, to November 15, 2003 and again to a day after November 15, 2003 that the Company and the Investors agree as the date for the second closing of the of the Equity Financing), and to defer the Company's obligation to seek stockholder approval of the conversion of the Class C Stock and Class D Stock into shares of Common Stock until a future meeting of the stockholders, at which the Company would also seek approval of the issuance of Common Stock underlying securities that may be issued by it in the permanent financing. The rescission right is not available unless the meeting has been held and the issuance has not been approved.

         On September 3, 2003, the Company redeemed all of its outstanding Class E Notes (principal of $2 million plus accrued interest of approximately $132,000), and no Class E Notes remain outstanding. The Company used a portion of the proceeds of the first closing of the Equity Financing to pay for the redemption of the Class E Notes. See "Participation by Related Parties in Equity Financing" below for further information.

AUGUST 2003 EXCHANGES OF PREFERRED SHARES

         As a result of the stipulation of settlement that we reached in the Augenbaum litigation, we entered into exchange agreements with the holders of the outstanding shares of our Class C Stock and Class D Convertible Preferred Stock. Upon entering into the exchange agreements, on August 22, 2003 the holders of the Class C Stock exchanged their Class C Stock for 20 Class E Shares, on a share-for-share basis. Similarly, upon execution of the exchange agreements, the holders of the 24 outstanding Class D Stock exchanged their Class D Stock for Class F Shares, on a share-for-share basis. Following these exchanges, we eliminated all Class C Stock and all Class D Stock.

         Shares of the Class E Stock are preferred in liquidation to the extent that, before any distribution of assets can be made to the holders of the Common Stock, there will be distributed pro rata to the holders of the issued and outstanding Class E Shares and Class F Shares the amount of $108,469 as to each outstanding Class E Share and $10,072 per share as to each outstanding Class F Share. The holders of the Common Stock then share in the remainder of net liquidation of proceeds. The term liquidation means any liquidation, dissolution or winding up of the Company, as well as any sale, lease, exchange or other disposition of all or substantially all of our assets. The aggregate liquidation preference of the Class E Shares is $2,169,380 and the aggregate liquidation preference of the Class F Shares is $241,728. The aggregate liquidation preference was determined to be equal to the dollar value that the board of directors allocated to the conversion rights, warrants and other rights that the Company agreed to pay to the holders of the Class C Stock and the discount that the Company agreed to pay to the holders of the Class D Stock in the May 7, 2003, transactions.

         The holders of the Class E Shares and Class F Shares have the right to vote one vote per share, respectively, for each outstanding Class E Share and each outstanding Class F Share.

         The holders of the Class E Shares are entitled to cash dividends and distributions when and as declared by the board of directors, pari passu with the holders of our Common Stock with the dividend amount on each Class E Share being 1,355,862 times the dividend or distribution to be paid on each share of Common Stock. The holders of the Class F Shares are entitled to cash dividends and distributions when and as declared by the board of directors, pari passu with the holders of our Common Stock with the dividend amount on each Class F Share being 125,898 times the dividend or distribution to be paid on each share of Common Stock.

         The exchange agreements also gave both the Company and the holders of the Class E Shares and the Class F Shares rights to exchange those preferred shares for shares of our Common Stock, as long as our stockholders approve the issuance of the shares of our Common Stock underlying the preferred shares and the AMEX approves the listing of these shares of Common Stock. Specifically, if the stockholders approve the Common Stock issuance and the AMEX lists these the shares of Common Stock, then the holders of the Class E Share have the right to sell to us, and we have the right to purchase from them, each outstanding Class E Share in exchange for 1,355,862 shares of our Common Stock per Class E Share. Similarly, the holders of the Class F Shares have the right to sell to us, and we have the right to purchase from them, each outstanding Class F Share in exchange for 125,898 shares of our Common Stock per Class F Share. The exchange agreements also provided that, should any sale, lease, exchange or other disposition of all or substantially all of our assets occur while the Class E Shares and the Class F Shares are outstanding, each holder of the Class E Shares has the right to sell to us all Class E Shares in exchange for 1,355,862 shares of Common Stock per Class E Share. Similarly, each holder of Class F Share has the right to sell to us all Class F Shares in exchange for 125,898 shares of Common Stock per Class F Share.


         The board of directors determined that the terms of the exchange agreements were appropriate in order to provide the former holders of the Class C Stock and the Class D Stock with the economic equivalence of the conversion rights they held in conjunction with the Class C Stock and Class D Stock. Upon exchange of all Class E Shares, the former holders of the Class C Stock will receive 27,117,240 shares of our Common Stock, or the same number of shares of our Common Stock we were obligated to issue to them upon conversion of the Class C Stock. Upon exchange of all shares of the Class F Shares, the former holders of the Class D Stock will receive 3,021,552 shares of Common Stock, or the same number of shares of our Common Stock that we were obligated to issue to them upon conversion of the Class D Stock. In the stipulation of settlement for the Augenbaum litigation, the parties agreed on the exchange of shares of our Common Stock in these specific amounts for the Class E Shares and Class F Shares, as well as the exchange of the Class E Shares for the Class C Stock and the exchange of the Class F Shares for the Class D Stock. A hearing before the Delaware Chancery Court for approval of the stipulation of settlement was held on September 15, 2003. After this hearing, the court entered an order approving the stipulation of settlement as submitted. The stipulation of settlement became final on October 15, 2003 when the appeal period terminated with no appeal having been filed.

         At the request of the Investors in our Equity Financing, the Company and Gibralt US, on behalf of itself and the other holders of the Class E Shares and Class F Shares, agreed not to exchange the Class E Shares or Class F Shares for Common Stock until the second closing of the Equity Financing. Gibralt US also acknowledged that the Common Stock to be issued upon the exchange of the Class E Shares and Class F Shares will not be eligible to participate in the offering to stockholders (described in Proposal 7), and that only those shares of Common Stock held by Gibralt US and the other holders of Class E Shares and Class F Shares as of August 29, 2003 will be eligible to participate in the offering.



PARTICIPATION BY RELATED PARTIES IN THE EQUITY FINANCING

         Investment by the Holders of the Class E Notes at the First Closing. As part of the negotiation of the Equity Financing, the investors indicated that, were they to purchase notes that would be convertible into shares of our Common Stock, the notes would be required to be secured by all assets of the Company, including the patent rights acquired by the Company with the proceeds of the first closing and also by those assets that, prior to the first closing, were encumbered by security interests in favor of the then-outstanding Class E Notes. As a result, the Company offered to Gibralt US and to the other three holders of the Class E Notes the opportunity to purchase $2,000,000 of the Secured Bridge Notes, which was the outstanding principal amount of the Class E Notes, and to use part of the proceeds of the first closing to retire the Class E Notes in full, making the collateral securing the Class E Notes available to all holders of the Secured Bridge Notes. The board of directors unanimously, with the abstention of Samuel Belzberg, approved the terms on which the holders of the Class E Notes would participate in the Equity Financing at the first closing. Under those terms, the full $2,000,000 new investment made by the holders of the Class E Notes would be allocated to the purchase of Secured Bridge Notes and the holders of the Class E Notes would, in exchange, terminate the security interest encumbering the assets of the Company and make those assets available as collateral for all holders of the Class E Notes. The former holders of the Class E Notes received as security for the repayment of the Secured Bridge Notes held by them, a pro rata interest in the same collateral securing all of the other Secured Bridge Notes. As is the case with all Secured Bridge Notes, the Secured Bridge Notes held by Gibralt US and the other former holders of the Class E Notes will convert into Common Stock at the second closing at a purchase price of $0.08 per share.

         Conversion of Class D Notes at Second Closing. The terms and conditions under which the Company issued its outstanding Class D Notes to Gibralt US, Peter Norris and James A. Wylie, Jr. in May 2003 included a requirement that the Class D Notes be converted into equity on the same terms and conditions on which all other investors participate in an Equity Financing. Therefore, at the second closing , the $1.2 million principal amount plus accrued interest on the Class D Notes will convert into our Common Stock at a price of $0.10 per share. To reflect their obligation to convert their Class D Notes on this basis, the holders of the Class D Notes became parties to the securities purchase agreement that provides for the Equity Financing and participate in the second closing on the same terms and conditions that apply to all other Investors that are purchasing shares of our Common Stock at that closing.

         After the first closing, Gibralt US ceased to act as the "Designated Note Purchaser" on behalf of the Class E Notes (since these notes were redeemed and are no longer outstanding), but continues to act as the "Designated Lender" on behalf of the holders of the Class D Notes until they are converted at the second closing. In addition, Gibralt US agreed to act as the "Designated Note Investor" under the security agreement that provides the security interest to the Secured Bridge Note holders and as the "Designated Pledgeholder" under the pledge agreement under which Gibralt US holds all outstanding shares of Diomed PDT, Inc., an indirect wholly-owned subsidiary of the Company, as security for holders of the Secured Bridge Notes and the Class E Notes.

         On August 21, 2003, Gibralt US also agreed, on behalf of the holders of the Class E Shares and the Class F Shares, that their right to registration of those shares of our Common Stock for which they are exchangeable would be governed by the registration rights agreement entered into connection with the Equity Financing rather than the agreements that had been entered into at the time of the acquisition of the Class C Stock and the Class D Stock. On August 21, 2003, Gibralt US, acting on behalf of all holders of the Class D Notes, also agreed that although it had the right to declare the Class D Notes immediately due and payable if the Equity Financing had not been completed by November 15, 2003 it would extend this deadline to the business day following any day after November 15, 2003 on which the second closing of the Equity Financing is agreed by the Company and the Investors.


ACCELERATED CONVERSION OF CLASS A CONVERTIBLE PREFERRED STOCK ON MARCH 31, 2003

         In March 2003, the board of directors determined to accelerate the conversion into Common Stock of all the Company's outstanding shares of Class A Stock, including those shares owned by related parties, pursuant to the authority reserved in the board under the terms of Class A Stock. Pursuant to the terms of the Class A Stock, on December 31, 2002 the Class A Stock had begun to automatically convert into Common Stock at the rate of 5% of the aggregate number of shares originally issued at that date and at the end of each month thereafter, with those shares that were not converted at the end of February 2004 automatically converting into Common Stock on February 29, 2004. The original terms of the Class A Stock also provided that after February 28, 2003, the board of directors could in its discretion accelerate the rate of conversion or increase the amount of shares of Class A Stock being converted, so long as the change applied equally to all shares of Class A Stock.

         The purpose for the conversion feature of the Class A Stock, when the terms of the Class A Stock were designated in February 2002, was to permit a staggered increase in the number of shares of Common Stock available for trading in order to minimize the market disruption that otherwise may occur if a large block of shares were to become tradable at once. In March 2003, the board determined that the effect of the incremental conversion of Class A Stock into Common Stock would impair the Company's ability to procure additional equity investment. The board further determined that due to the apparent negative impact on the Company's ability to obtain equity financing, the board's goal is to have only one class of capital stock outstanding prior to completing its permanent financings. Pursuant to its discretion under the terms of the Class A Stock, the board determined to cause all of the outstanding shares of Class A Stock to convert into Common Stock as of March 31, 2003. This acceleration affected all holders of Class A Stock equally, whether related parties or non-affiliated parties.

         As a result of the board's determination to accelerate the conversion of the Class A Stock, on March 31, 2003 we converted all 13,142,888 outstanding shares of Class A Stock (including 5,863,840 shares held by related parties) into an equal number of shares of Common Stock, resulting in a total of 29,711,749 shares of Common Stock outstanding and no Class A Stock outstanding. Those related parties of the Company who owned Class A Stock as of March 31, 2003 immediately prior to the conversion into Common Stock and the numbers of shares they held are as follows:


                  NAME                            No. Shares Class A Stock Owned
                  ----                            ------------------------------

         Samuel Belzberg (Director)
         (shares registered to Gibralt
         Capital Corporation)                                   849,999

         Peter Norris (Director until September 9, 2003)
         (shares registered to spouse)                           13,942

         Ajmal Khan (holder of greater than 5%
          of Company's capital stock)
         (1,986,649 shares registered to
          Verus Investments Holdings, Inc. and
         1,700,000 shares registered to
         Verus International Group Limited)                   3,686,649

         Winton Capital Corp. (holder of
         greater than 5% of Company's
         capital stock)                                       1,313,250

         The benefit derived by those related parties of the Company who owned Class A Stock on March 31, 2003 was the conversion of its Class A Stock into Common Stock. This was the same as the benefit derived by all other former holders of Class A Stock as a result of this transaction.

TRANSACTIONS INVOLVING AFFILIATES OF NATEXCO CORP., OUR PREDECESSOR CORPORATION

         Because of their management positions, organizational efforts and/or percentage share ownership of Natexco Corp., the predecessor corporation to the Company, Gerald A. Mulhall and Anthony Mulhall may be deemed to be "parents" and

"promoters" of the Company, as the Securities Act and the rules thereunder define those terms. Mr. John H. and Ms. Terese M. Tetstill may be "parents" and "promoters" of Security Software, Inc. because of their present management positions with, and organizational efforts on behalf of, Security Software. Because of these relationships, transactions between and among the Company, Security Software, Messrs. Gerald A. Mulhall and Anthony Mulhall, Aboyne Management Ltd., of which Gerald A. Mulhall is the president and controlling stockholder, and Mr. and Ms. Tetstill should not be considered to have occurred at arms-length.

                                   PROPOSAL 2

          APPROVAL OF THE DIOMED HOLDINGS, INC. OMNIBUS INCENTIVE PLAN


         The Company has provided incentives to increase stockholder value, and to attract, motivate, and retain the highest qualified employees. The Diomed Holdings, Inc. 2003 Omnibus Incentive Plan gives the board of directors the ability to provide incentives through issuance of options, stock, restricted stock, and other stock-based awards and cash.

         The following summary of the material aspects of the 2003 Omnibus Plan is qualified in its entirety by reference to the full text of the 2003 Omnibus Plan, a copy of which is set forth as Appendix B to this Proxy Statement. Unless otherwise specified, capitalized terms used in this discussion have the meanings assigned to them in the 2003 Omnibus Plan.

GENERAL

         The 2003 Omnibus Plan provides for grants or awards of stock options, restricted stock awards, restricted stock units, performance grants, stock awards, and stock appreciation rights (collectively, "Incentive Awards"). Only present and future employees of the Company and its Subsidiaries and outside directors and consultants are eligible to receive Incentive Awards under the 2003 Omnibus Plan.

STOCK SUBJECT TO 2003 OMNIBUS PLAN - ADJUSTMENTS

         Upon obtaining stockholder approval, the board will reserve a total of 40,000,000 shares of our Common Stock for issuance under the 2003 Omnibus Plan. The figure of 40,000,000 shares to be reserved for issuance assumes that the stockholders approve Proposal 3. A total of 10,000,000 shares will be reserved if Proposal 3 is not approved but the stockholders approve this Proposal 2. If an Incentive Award expires or terminates unexercised or is forfeited, or if any shares are surrendered to the Company in connection with an Incentive Award, the shares subject to such award and the surrendered shares will become available for further awards under the 2003 Omnibus Plan.

         Shares issued under the 2003 Omnibus Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity will not reduce the maximum number of shares available under the 2003 Omnibus Plan. In addition, the number of shares subject to the 2003 Omnibus Plan, any number of shares subject to any numerical limit in the 2003 Omnibus Plan, and the number of shares and terms of any Incentive Award may be adjusted in the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

LIMITATIONS ON INCENTIVE AWARDS

         No more than 15,000,000 shares of the authorized shares may be allocated to Incentive Awards granted or awarded to any individual Participant during any 36-month period (which number shall be 3,333,333 shares if Proposal 2 is not approved). Any shares of Restricted Stock, Restricted Stock Units, Performance Grants or Stock Awards that are forfeited will not count against this limit.

         The maximum cash payment that can be made for all Incentive Awards granted to any one individual under the 2003 Omnibus Plan will be $1,000,000 times the number of 12-month periods in any performance cycle for any single or combined performance goals. Any amount that is deferred by a Participant is subject to this limit in the year in which the deferral is made but not in any later year in which payment is made.

ADMINISTRATION

         The Compensation Committee of the board of directors, or a subcommittee of the Compensation Committee, administers the 2003 Omnibus Plan. Each member of the Compensation Committee or its subcommittee, which must have at least two members, must meet the standards of independence necessary to be classified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a non-employee director for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the terms of the 2003 Omnibus Plan, the Compensation Committee will have complete authority and discretion to determine the terms of Incentive Awards.

STOCK OPTIONS

         The 2003 Omnibus Plan authorizes the grant of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. Options granted under the 2003 Omnibus Plan entitle the grantee, upon exercise, to purchase a specified number of shares from the Company at a specified exercise price per share. The Compensation Committee determines the period of time during which an Option may be exercised, as well as any vesting schedule, except that no Option may be exercised more than 10 years after the date of grant. The exercise price for shares of Common Stock covered by an Option cannot be less than the Fair Market Value of the Common Stock on the date of grant unless the Company agrees otherwise at the time of the grant.

         Under the 2003 Omnibus Plan, a Participant may not surrender an option for the grant of a new option with a lower exercise price or another Incentive Award. In addition, if a Participant's option is cancelled before its termination date, the Participant may not receive another option within six months of the cancellation date unless the exercise price of the new option equals or exceeds the exercise price of the cancelled option.

RESTRICTED STOCK AWARDS

         The 2003 Omnibus Plan also authorizes the grant of Restricted Stock awards on terms and conditions established by the Compensation Committee, which may include performance conditions. The terms and conditions will include the designation of a Restriction Period during which the shares are not transferable and are subject to forfeiture. In general, the minimum Restriction Period applicable to any award of Restricted Stock that is not subject to the achievement of one or more performance standards is three years from the date of grant. The minimum restriction period for any award of Restricted Stock that is subject to one or more performance standards is one year from the date of grant, except that restriction periods of shorter duration may be approved for awards of Restricted Stock or Restricted Stock Units combined with respect to up to 4,500,000 shares reserved for issuance under the 2003 Omnibus Plan (which number shall be 990,000 shares if Proposal 3 is not approved).

RESTRICTED STOCK UNITS

         Restricted Stock Units may be granted on the terms and conditions established by the Compensation Committee, including conditioning the lapse of restrictions on the achievement of one or more performance goals. In the case of Restricted Stock Units, no shares are issued at the time of grant. Rather, upon lapse of restrictions, a Restricted Stock Unit entitles a Participant to receive shares of Common Stock or a cash amount equal to the Fair Market Value of a share of Common Stock on the date the restrictions lapse. The requirements with respect to Restriction Periods for Restricted Stock Units are the same as those for Restricted Stock Awards.

PERFORMANCE GRANTS

         The Compensation Committee may make Performance Grants to any Participant that are intended to comply with Section 162(m) of the Code. Each Performance Grant will contain Performance Goals for the award, including the Performance Criteria, the target and maximum amounts payable, and other terms and conditions. Performance Criteria may include price per share of Company Stock, return on assets, expense ratio, book value, investment return, return on invested capital (ROIC), free cash flow, value added (ROIC less cost of capital multiplied by capital), total Stockholder return, economic value added (net operating profit after tax less cost of capital), operating ratio, cost reduction (or limits on cost increases), debt to capitalization, debt to equity, earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (including or excluding nonrecurring items), earnings per share before extraordinary items, income from operations (including or excluding nonrecurring items), income from operations compared to capital spending, net income (including or excluding nonrecurring items, extraordinary items and/or the accumulative effect of accounting changes), net sales, return on capital employed, return on equity, return on investment, return on sales, and sales volume.

         The Compensation Committee will make all determinations regarding the achievement of Performance Goals. Actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of Performance Criteria to the Performance Goal. Performance Grants will be payable in cash, shares of Common Stock or a combination of cash and shares of Common Stock. The Compensation Committee may reduce or eliminate, but not increase the payments except as provided in the Performance Grant.

STOCK AWARDS

         The 2003 Omnibus Plan authorizes the making of Stock Awards. The Compensation Committee will establish the number of shares of Common Stock to be awarded and the terms applicable to each award, including performance restrictions. No more than 4,500,000 shares of Common Stock (which number shall be 990,000 shares if Proposal 3 is not approved), reduced by Restricted Stock and Restricted Stock Unit awards, may be granted under the 2003 Omnibus Plan without performance restrictions.

STOCK APPRECIATION RIGHTS

         The Compensation Committee may grant Stock Appreciation Rights (SARs) under the 2003 Omnibus Plan. Subject to the terms of the award, SARs entitle the Participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR. Such distributions are payable in cash or shares of Common Stock, or a combination thereof, as determined by the Compensation Committee.

CHANGE IN CONTROL

         The Compensation Committee may make provisions in Incentive Awards with respect to a Change in Control, including acceleration of vesting or removal of restrictions or performance conditions.

DURATION, AMENDMENT AND TERMINATION

         The board may suspend or terminate the 2003 Omnibus Plan without Stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2003 Omnibus Plan will terminate on April 10, 2013.

         The board may also amend the 2003 Omnibus Plan at any time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards (except as described above under "Stock Subject to 2003 Omnibus Plan - Adjustments") or reduces the minimum exercise price for Options or exchange of Options for other Incentive Awards, unless such change is authorized by the Stockholders of the Company. A termination or amendment of the 2003 Omnibus Plan will not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him or her.

RESTRICTIONS ON TRANSFER - DEFERRAL

         Except as otherwise permitted by the Compensation Committee and provided in the Incentive Award, Incentive Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution. The Compensation Committee may permit Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under the 2003 Omnibus Plan.

FEDERAL INCOME TAX INFORMATION

         The following is a general summary of the current federal income tax treatment of Incentive Awards, which would be authorized to be granted under the 2003 Omnibus Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

         Incentive Stock Options. A Participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

         The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

         Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Performance Grants, and Stock Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, a Stock Appreciation Right, Restricted Stock Units, a Performance Grant, or a Stock Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option or Stock Appreciation Right is exercised, or in the case of Restricted Stock Units, Performance Grants, and Stock Awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the Incentive Award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a Stock Appreciation Right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of Restricted Stock Units, Performance Grants, and Stock Awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

         Restricted Stock. Unless a Participant who receives an award of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

         Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the 2003 Omnibus Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an Incentive Stock Option (a "disqualifying disposition"), a Participant generally will be required to recognize ordinary income upon such disposition.

         Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), a Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Grants, and Stock Awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a Participant, provided that certain income tax reporting requirements are satisfied.

         Parachute Payments. Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

         Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2003 Omnibus Plan has been designed to allow the Compensation Committee to grant Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Grants that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal.

RECOMMENDATION OF THE BOARD


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE DIOMED HOLDINGS, INC. 2003 OMNIBUS INCENTIVE PLAN.


                                   PROPOSAL 3

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
           TO INCREASE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE


INTRODUCTION

         Currently, the Company's Certificate of Incorporation authorizes the issuance of 80,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. As of August 31, 2003, the Company's capital structure included:

         o        29,711,749 shares of Common Stock issued and outstanding;

         o 27,117,240 shares of Common Stock reserved for issuance upon the exchange of 20 Class E Shares that were issued and outstanding;

         o 3,021,552 shares of Common Stock reserved for issuance upon the exchange of 24 Class F Shares that were issued and outstanding;

         o 2,519,838 shares of Common Stock reserved for issuance upon the exercise of stock options granted under the Company's 2001 Stock Option Plan and 1998 Stock Option Plan and other issued and outstanding stock options; and

         o 121,924 shares of Common Stock reserved for issuance upon the exercise of warrants that were issued and outstanding.

Accordingly, the total number of shares of our Common Stock that remain available for issuance as of August 31, 2003 was 17,507,697.

         We need to have additional shares of Common Stock authorized for issuance in order to complete our Equity Financing, described under "September 2003 Equity Financing" above and in Proposal 4. The terms of our agreements with the Investors in the Equity Financing require that as a condition to completing the Equity Financing, the stockholders must approve an amendment to the Company's Certificate of Incorporation that increases the number of shares of Common Stock that the Company is authorized to issue from 80,000,000 to 500,000,000. If the stockholders do not approve this increase in authorized shares, the Company will not be able to complete the Equity Financing. We also need to have additional shares of Common Stock authorized for issuance in order to implement our 2003 Omnibus Plan, described in Proposal 2 and in order to make our proposed rights offering to our stockholders of record as of August 29, 2003, described in Proposal 7.


         Assuming stockholder approval of the increase in authorized shares we are seeking under this Proposal, we expect to issue up to 298,500,000 shares of Common Stock in connection with the Equity Financing (Proposal 4), to issue 30,138,792 shares of Common Stock in exchange for outstanding shares of preferred stock as a condition to the Equity Financing (Proposal 5), to reserve for issuance 40,000,000 shares of Common Stock under the 2003 Omnibus Plan (Proposal 2) and to issue up to 29,711,749 shares of Common Stock in the offering to stockholders of record as of August 29, 2003 (Proposal 7).



AMENDMENT


         On April 11, 2003, the board of directors approved an increase in the number of shares of Common Stock authorized for issuance from 80,000,000 to 500,000,000 shares, subject to stockholder approval. Attached as Exhibit C to this Proxy Statement is a proposed amendment to the Certificate of Incorporation to effect the increase in the number of shares of the Company's Common Stock authorized for issuance to 500,000,000 (the "Authorized Share Increase Amendment"). If this Proposal and Proposals 2, 4, 5 and 7 are approved by the Company's stockholders, then we may be required to issue up to approximately 401,000,000 shares of Common Stock after we have filed the Authorized Share Increase Amendment. The shares that may be issued in that event will include:


         o        30,138,792 shares (exchanges of Class E and Class F
                  Preferred);

         o        40,000,000 shares (reserved for issuance under the 2003
                  Omnibus Plan);

         o 2,519,838 shares (reserved for issuance under the 2001 Stock Option Plan and the 1998 Stock Option Plan) and other issued and outstanding stock options;

         o 121,924 shares (reserved for issuance on exercise of outstanding warrants issued prior to 2003);

         o 257,620,937 shares (the approximate amount that may be issued in the Equity Financing);


         o 40,879,063 shares (reserved for issuance one exercise of outstanding warrants issued to the Placement Agent in connection with its services in the Equity Financing); and



         o 29,711,749 shares (the maximum number of shares we may issue in the proposed offering to stockholders).



         These amounts total 400,992,303. After giving effect to our 29,711,749 outstanding shares, approximately 431,000,000 shares of our Common Stock will be issued and outstanding or reserved for issuance, resulting in approximately 69,000,000 shares of Common Stock that are authorized for issuance but unissued after giving effect to these transactions. These 69,000,000 shares of Common Stock may be issued in the future in connection with other transactions that the Company enters into, although the Company has no present commitments or agreements to enter into any such transaction. The increase in authorized shares that are available for issuance will allow substantial dilution to occur to the existing stockholders. See "Effects of Proposed Amendment - Dilution" below for further information.


PURPOSES OF PROPOSED AMENDMENT



         The board of directors believes that it is necessary and desirable to increase the number of shares of Common Stock that the Company is authorized to issue in order to permit the Company to complete the Equity Financing, implement the 2003 Omnibus Plan and to make the proposed offering to stockholders. Having additional shares available for issuance after giving effect to the foregoing transactions will give the Company flexibility to raise equity capital in the future, to make available shares to reserve for issuance upon the exercise of options or warrants and to make acquisitions through the use of Common Stock. Approval of this Proposal 3 would provide the board of directors with flexibility to issue shares for the foregoing purposes without needing to call a special meeting of stockholders in order to approve an increase in authorized shares. BECAUSE THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE IS A CONDITION TO THE CLOSING OF THE EQUITY FINANCING AND THIS INCREASE REQUIRES STOCKHOLDER APPROVAL UNDER DELAWARE LAW, THE STOCKHOLDERS MUST APPROVE THIS PROPOSAL 3 AS WELL AS PROPOSALS 4 AND 5 IN ORDER FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING. Accordingly, a vote "against" this Proposal 3 is equivalent to a vote "against" the Equity Financing.



         The Company does not currently have any agreements, commitments or intentions to issue shares of Common Stock except for the issuance of Common Stock in exchange for the currently outstanding Class E Shares and Class F Shares, the issuance of Common Stock upon the exercise of stock options that are currently outstanding and contemplated to be issued under the 2003 Omnibus Plan, the issuance of the Investors' Shares upon completion of the Equity Financing and the issuance of Common Stock upon the exercise of currently outstanding warrants, including those warrants issued in connection with the Equity Financing.

STOCKHOLDER APPROVAL OF FUTURE SHARE ISSUANCES


         In certain situations, the rules of the AMEX require that stockholders must approve the issuance of Common Stock prior to its issuance. One such situation is the issuance of Common Stock in an acquisition where any director, officer or substantial stockholder has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the company or assets to be acquired where the acquisition could result in the issuance of 5% or more of the Company's outstanding Common Stock, or in an acquisition that could result in an the issuance of 20% or more of the Company's outstanding Common Stock. Another situation is a transaction involving the sale or issuance of Common Stock at a price less than the greater of book value and market value of the Common Stock, if, together with sales by officers, directors and principal stockholders of the Company, equals 20% or more of the Company's outstanding Common Stock, or involves the issuance of Common Stock equal to 20% or more of the Company's outstanding Common Stock for less than the greater of book value and market value of the Common Stock. If the Company were to enter into any transactions that are subject to these AMEX rules, then we would seek stockholder approval of that transaction. Because the issuance of Common Stock to the Investors in the Equity Financing, the issuance of an aggregate of 30,138,792 shares of Common Stock upon the exchange of the Class E and Class F Preferred Shares and the issuance of shares in the proposed offering to stockholders result in the Company's issuance of more than 20% of its shares at a price that is less than market value of the Common Stock, the Company is seeking the approval of each of these transactions at the Annual Meeting, as described below.

EFFECTS OF PROPOSED AMENDMENT


         Dilution. Under the Company's Certificate of Incorporation, our stockholders do not have preemptive rights with respect to shares of Common Stock. Therefore, if the board of directors issues additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares, and any such issuances could, therefore, have a dilutive effect on the holdings of current stockholders. Of the 500,000,000 shares of Common Stock that will be authorized for issuance after the amendment of the Company's certificate of incorporation following the stockholders' approval of this Proposal 3, approximately 431,000,000 shares will be either outstanding or reserved for issuance, as follows:

         CATEGORY                                               Number of Shares
--------------------------------------------------------------------------------


Common Stock Outstanding                                              29,711,749

Common Stock Reserved for Issuance in
Equity Financing (including warrants)                                298,500,000

Common Stock Reserved for Issuance upon
Exchange of Class E Shares and Class F Shares                         30,138,792

Common Stock Reserved for Issuance upon
Exercise of Outstanding Stock Options                                  2,519,838

Common Stock Reserved for Issuance upon
Exercise of Warrants issued between
1999 and 2001                                                            121,924

Common Stock Reserved for Issuance under
2003 Omnibus Plan                                                     40,000,000


Common Stock Reserved for Issuance under
Proposed Offering to Stockholders of Record
as of August 29, 2003                                                 29,711,749
                                                                     -----------


TOTAL:                                                               430,704,052


The remaining shares of the Company's 500,000,000 authorized shares of Common Stock (approximately 69,000,000 shares) will be issued and outstanding or reserved for issuance, enabling the Company to issue those shares in future transactions (subject to stockholder approval that may be required in connection with those future transactions).


         Anti-Takeover. The proposed Authorized Share Increase Amendment could, under certain circumstances, have an anti-takeover effect, even though this is not the intention of this Proposal 3. In the event of a hostile take-over attempt, the Company could impede such an attempt by issuing shares of Common Stock through "private placement" to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. Therefore, the overall effect could be to discourage unsolicited takeover attempts and to make it more difficult to remove the Company's current management. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Authorized Share Increase
Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Authorized Share Increase Amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business.



         The increase in the number of authorized shares of capital stock sought under this Proposal 3 is not, however, intended to prevent or discourage any actual or threatened takeover of the Company, and to the knowledge of the Company, no takeover attempt (whether by accumulation of stock, merger, tender offer, solicitation in opposition to management or otherwise) is pending or threatened. Without limiting the generality of the foregoing statement, the Company is not seeking to increase its authorized number of shares of capital stock in order to respond to the accumulation of shares by any person. The Company is not aware of any person who has been or is planning to or is in the process of substantially increasing the amount of our capital stock held, other than the Investors in the Equity Financing and increases in ownership positions of the holders of our Class E Shares and Class F Shares, discussed in Proposals 4 and 5, and other than as a result of the proposed offering to stockholders, discussed in Proposal 7.



         Moreover, we do not currently have any intention to issue newly authorized shares of stock as part of any plan to discourage third parties from attempting to takeover the Company in the future. No anti-takeover plan has been developed by the Company, and no such plan is currently under consideration by the board of directors. Our current purpose for seeking to increase the number of authorized shares of stock is to enable us to enter into future financing transactions and to issue Common Stock purchase rights under our employee equity compensation plans.


         In addition, the Company's Certificate of Incorporation authorizes the issuance of "blank check" preferred stock, which gives the Company the power to issue preferred stock having voting and other rights that are superior to the voting and other rights of the holders of Common Stock. These rights could have the effect of frustrating the efforts of persons seeking to effect a merger or to otherwise gain control of the Company by providing voting or approval rights that, for example, may give the holders of preferred stock approval rights over certain transactions, even if the Company's other stockholders approve the transactions. None of the Company's currently outstanding shares of preferred stock have such rights. However, although the Company has no current intention of doing so, in the future, the Company could issue new classes of preferred stock having such rights. The Company could issue these shares in a private placement transaction to Company insiders or other persons sympathetic to the Company's management who would be likely to assert their rights in the manner that the Company's management desired, including rejecting a takeover transaction. It should be noted that the increase in the number of authorized shares that the Company is seeking under this Proposal 3 is to the number of shares of Common Stock, not preferred stock.


         It should also be noted that the Company does not have other anti-takeover provisions, such as staggered board seats or classes of directors, provisions to abolish cumulative voting, supermajority stockholder approval requirements for mergers or other transactions that would effect a change of control, supermajority stockholder approval requirements for amendments to the Company's Certificate of Incorporation or by-laws, or executive compensation agreements that require excessive payments to employees upon a change of control of the Company.

         The existence of anti-takeover provisions (whether the intention of these provisions is to effect an anti-takeover plan or whether the anti-takeover effect is merely incidental) has disadvantages and advantages to the stockholders. On the one hand, the existence of anti-takeover provisions may tend to lower the market price of the Common Stock because the Company may be less attractive to third parties who would otherwise be interested in accumulating stock in a takeover attempt, but are discouraged from doing so because of the anti-takeover provisions. Anti-takeover provisions may also result in an issuer's management becoming entrenched and not readily susceptible to changes in management sought by the stockholders. On the other hand, the existence of anti-takeover provisions may be helpful to the Company and the stockholders because they might make the Company less vulnerable to a takeover of the Company at a time when the market price of the Common Stock is low relative to the perceived value of the Company, and the existence of anti-takeover provisions might insulate the Company's management from pressure to enter into transactions or take other actions that might not be in the best interest of the stockholders.

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, voting as a separate class, and the affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, in each case, voting together as one class, are required to approve this Proposal. If approved by the stockholders, the proposed amendment to our Certificate of Incorporation will become effective upon the filing of the Authorized Share Increase Amendment with the Secretary of State of Delaware, which we expect to file as soon as practicable after the Annual Meeting.

RECOMMENDATION OF THE BOARD


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES TO 500,000,000.



         THE COMPLETION OF THE EQUITY FINANCING IS ABSOLUTELY ESSENTIAL TO THE COMPANY'S ABILITY TO STAY IN BUSINESS. THIS PROPOSAL MUST BE APPROVED BY THE STOCKHOLDERS FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING. IT IS THEREFORE IMPERATIVE TO THE COMPANY'S ABILITY TO CONTINUE OPERATING THAT THE STOCKHOLDERS APPROVE THIS PROPOSAL (AND PROPOSALS 4 AND 5) AT THE ANNUAL MEETING.


                                   PROPOSAL 4


                          APPROVAL FOR PURPOSES OF THE
RULES OF THE AMERICAN STOCK EXCHANGE OF THE ISSUANCE OF UP TO 298,500,000 SHARES TO BE ISSUED IN THE EQUITY FINANCING AND THE LISTING OF ALL SUCH SHARES WITH THE
                                      AMEX



AMEX RULES REQUIRE STOCKHOLDER APPROVAL



         Sections 301 and 713 of the AMEX Rules require us to obtain stockholder approval prior to issuing Common Stock equal to 20% or more of the currently outstanding number of shares for less than the greater of book or market value of the stock. As of August 29, 2003, we had outstanding 29,711,749 shares of Common Stock, and the closing price on the AMEX was $0.35 per share. Upon the completion of the Equity Financing, we expect that we will issue up to 298,500,000 shares of Common Stock to the Investors (including our Placement Agent). These shares represent greater than 20% of the current outstanding, and the price at which these shares are sought to be issued is less than the market value of the Common Stock as of August 29, 2003. Therefore, the AMEX Rules require the Company to obtain stockholder approval prior to issuing and to listing the shares of Common Stock we seek to issue.

EXCHANGE OF COMMON SHARES A CONDITION TO EQUITY FINANCING

         Under the terms and conditions of the Equity Financing, all of the outstanding Class E Shares and Class F Shares must have been exchanged for Common Stock before the second closing of the Equity Financing can occur. The Company's agreements with the holders of the Class E Shares and Class F Shares all require stockholder approval of the issuance of the underlying shares of Common Stock and listing of these shares with the AMEX prior to the preferred shares becoming exchangeable for Common Stock. The AMEX Rules also require stockholder approval of the issuance of these underlying shares of Common Stock prior to the issuance of Common Stock in exchange for the Class E Shares and Class F Shares. Accordingly, under Proposal 5, the Company is seeking stockholder approval of the issuance of 30,138,792 shares of Common Stock to the holders of the Class E Shares and Class F Shares, in addition to the shares to be issued in the Equity Financing under this Proposal 4, so that we may complete the Equity Financing.

BECAUSE THE EXCHANGE OF ALL OUTSTANDING SHARES OF PREFERRED STOCK AS SET FORTH UNDER PROPOSAL 5 IS A CONDITION TO THE CLOSING OF THE EQUITY FINANCING AND THAT EXCHANGE REQUIRES STOCKHOLDER APPROVAL UNDER AMEX RULES, THE STOCKHOLDERS MUST APPROVE PROPOSAL 5 AS WELL AS THIS PROPOSAL 4 IN ORDER FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING AND CONTINUE OPERATING. Accordingly, a vote "against" Proposal 5 is equivalent to a vote "against" Proposal 4, and the Company therefore urges all stockholders to vote in favor of both this Proposal 4 and Proposal 5.



SHARES OF COMMON STOCK TO BE ISSUED PURSUANT TO EXCHANGE OF PREFERRED SHARES AND TO THE EQUITY FINANCING




         If this Proposal 4 is approved by the stockholders at the Annual Meeting and if the stockholders also approve Proposal 5 providing for the exchange of our outstanding preferred shares for Common Stock and Proposal 3 pre-approving an increase in the number of authorized shares of Common Stock and we are able to complete the Equity Financing, we will issue shares of Common Stock as follows:




         UNDERLYING BASIS FOR ISSUANCE                                        NUMBER OF SHARES
         -----------------------------                                        ----------------
         Exchange of Class E Shares                                                  27,117,240

         Exchange of Class F Shares                                                   3,021,552

         Conversion of Secured Bridge Notes
         Issued in First Closing of Equity Financing                                 87,437,500

         Sale of Investors' Shares at Second Closing of
         Equity Financing                                                           167,000,000

         Conversion of Interest on Secured Bridge Notes and
         Class D Notes Converted at Second Closing of
         Equity Financing                                             Up to       3,183,437 (1)

         Exercise of Warrants Issued to Placement Agent
         In Connection with Equity Financing                                     40,879,063 (2)
                                                                                 ----------

         TOTAL:                                                                    328,638,792
         -----                                                                     ===========

(1) Exact amount of shares is dependent upon amount of accrued interest at time of second closing. The amount indicated is estimated at that amount of shares to be issued if the second closing occurs approximately 120 days after the first closing, although the Company contemplates that the second closing will occur within 90 days after the first closing.

(2)      Assumes exercise of all warrants issued to Placement Agent.



SUMMARY OF SHARES TO BE ISSUED IN THE EQUITY FINANCING TRANSACTION



         On September 2, 2003 we entered into agreements that provide for the Equity Financing. When completed in accordance with its terms, including stockholders' approval of this Proposal 4 and of Proposals 3 and 5 at the Annual Meeting, the Equity Financing will result in the investment of approximately $23.2 million in the Company, prior to costs of the offering and including the reinvestment of existing debt in the principal amount of $1.2 million. The Equity Financing is described above under "September 2003 Equity Financing." Under the agreements for the Equity Financing, we have agreed, subject to approval of our stockholders, to issue up to 298,500,000 shares of our Common Stock. The specific number of shares issued will depend on the amount of accrued interest on the Secured Bridge Notes and the Class D Notes to be converted into Common Stock at the second closing, which in turn depends on the date we complete the Equity Financing. These shares will represent approximately 83% of the Company's issued and outstanding shares after giving effect to their issuance (assuming the exchange of the Class E Shares and Class F Shares for 30,138,792 shares of Common Stock pursuant to stockholder approval under Proposal 5, but without giving effect to the issuance of any shares of Common Stock in the proposed offering to stockholders described in Proposal 7). When all of the conditions to the completion of the Equity Financing have been satisfied, we will issue approximately 258,000,000 shares of our Common Stock to 119 accredited investors in amounts ranging from 10,000 to 14,787,500 shares per Investor at the second closing to be held under the terms of the Equity Financing. The first closing, at which we issued our Secured Bridge Notes, was on September 3, 2003. Assuming that the stockholders approve this Proposal 4 and Proposals 3 and 5 at the Annual Meeting, subject to the terms and conditions of the agreements, the second closing is to occur within three business days after the Annual Meeting. At the second closing, we will issue up to 257,620,937 shares of our Common Stock as follows:


         o 155,000,000 shares to those Investors who are purchasing those shares for cash at the second closing;

         o 87,437,500 shares to those Investors who are converting their Secured Bridge Notes (excluding additional shares that will be issued in lieu of paying cash for accrued interest);

         o        12,000,000 shares to Gibralt US, Peter Norris and James A.
                  Wylie, Jr. on conversion of their Class D Notes (excluding additional shares that will be issued in lieu of paying cash for accrued interest); and

         o Up to 3,183,437 shares to those Investors who are converting their Secured Bridge Notes and to those Investors who are converting their Class D Notes as payment for accrued interest on those notes.

Additionally, we will issue up to 40,879,063 shares upon exercise of Common Stock purchase warrants that we issued to the Placement Agent at the first closing as a portion of its financing fee for its role in the Equity Financing. See "Shares to Be Issued upon the Exercise of Warrants," below, for further information.

SHARES TO BE ISSUED FOR CASH AND CONVERSION OF MAY 2003 BRIDGE DEBT AT THE SECOND CLOSING

         At the second closing, we will issue 155,000,000 shares of our Common Stock to the Investors in exchange for an aggregate cash purchase price of $15.5 million, or $0.10 per share. The $15.5 million aggregate purchase price for these 155,000,000 shares has been escrowed with the Escrow Agent pending satisfaction or waiver of each of the conditions to closing set forth in the securities purchase agreement that sets forth the terms and conditions of the Equity Financing. When all of the conditions to the second closing are satisfied or waived, the Escrow Agent will tender the $15.5 million aggregate purchase price in exchange for 155,000,000 shares. In addition, the holders of the $1.2 million principal amount of Class D Notes we issued in connection with our May 2003 bridge financing will also invest in the second closing by tendering their Class D Notes to the Company in exchange for shares of Common Stock at $0.10 per share. Accordingly, we will issue 12,000,000 shares to the Class D Noteholders at the second closing, plus additional shares we will issue to pay accrued interest on the Notes, also converted at $0.10 per share.


SHARES TO BE ISSUED IN EXCHANGE FOR SECURED BRIDGE NOTES

         At the first closing of the Equity Financing, we issued $6,995,000 in principal amount of Secured Bridge Notes due September 3, 2004. Under the terms of the securities purchase agreement, at the second closing the principal amount of the Secured Bridge Notes, together with accrued interest thereon, converts into approximately 87,437,500 shares of Common Stock at a purchase price of $0.08 per share (not including additional shares we will issue to pay accrued interest on the Secured Bridge Notes, also converted at $0.08 per shares). Of the Secured Bridge Notes, $6,500,000 in principal amount were issued at the first closing in exchange for a purchase price equal to $6,500,000 paid in cash. Gibralt US and the other three holders of the Company's Class E Notes purchased $2,000,000 of Secured Bridge Notes at the same price as the other Investors, 100% of the principal amount of the Secured Bridge Notes. See "Certain Relationships and Related Transactions - Participation by Related Parties in the Equity Financing" above. We issued $495,000 in principal amount of the Secured Bridge Notes to the Placement Agent in partial payment of its fee under its agreement with us. For additional information regarding our agreement with the Placement Agent, see "Shares to Be Issued Upon the Exercise of Warrants" below. Each of the other Investors who subscribed to purchase securities in the Equity Financing purchased its pro rata share of $4,500,000 aggregate principal amount of the Secured Bridge Notes.

         At the second closing, the Secured Bridge Notes will convert into shares of our Common Stock at a price of $0.08 per share. This price reflects a 20% discount to the price of $0.10 per share to paid by the Investors at the second closing and was arrived at in recognition of the additional risks that the Investors were being asked to assume by purchasing the Secured Bridge Notes 90 days prior to the completion of the entire Equity Financing without certainty that the second closing would occur, at which time the Company would be fully capitalized based on assumptions the Company had used in its current business plan. The principal risks to which the holders of the Secured Bridge Notes are subject include:

         o our stockholders might not approve the issuance of shares of Common Stock to Investors in the Equity Financing;

         o the Augenbaum settlement might not become final prior to the time for the second closing;

         o the proceeds of the Secured Bridge Notes might not be sufficient to fund the Company's cash requirements during the period ending on the second closing;

         o the assets securing the Secured Bridge Notes may not have sufficient value to ensure repayment of the Secured Bridge Notes; and

         o the ability of a holder to transfer the Secured Bridge Notes is restricted and as a result, the liquidity of the notes is impaired.

         In consideration of these risks, the Company's immediate need for cash and the market for raising capital, the board of directors determined that the conversion of the Secured Bridge Notes into Common Stock for $0.08 per share was acceptable.

         The Investors (other than the former holders of the Class E Notes, the holders of the Class D Notes and the Placement Agent) purchased $4,500,00 in original principal amount of the Secured Bridge Notes on a pro rata basis. Under the allocation provided for in the securities purchase agreement:

         o 22.5% of the commitment of each such Investor was applied to purchase Secured Bridge Notes.

         o 100% of the commitments of the former holders of the Class E Notes was applied to purchase Secured Bridge Notes;

         o 100% of the commitments of the holders of the Class D Notes are to be applied to purchase shares of our Common Stock at $0.10 per share at the second closing and none is applied to purchase Secured Bridge Notes; and

         o 100% of the Placement Agent's $495,000 fee that we deemed to be reinvested in the Equity Financing because the Placement Agent accepted Secured Bridge Notes in lieu of cash otherwise due at the first closing.

         As noted above under "Certain Relationships and Related Transactions - Participation by Related Parties in the Equity Financing," the Company extended different terms to the holders of the Class E Notes to induce them to relinquish their security interest in the Company's assets so that a security interest in the Company's assets could be afforded to all of the holders of the Secured Bridge Notes.

SHARES TO BE ISSUED UPON THE EXERCISE OF PLACEMENT AGENT'S WARRANTS


         On April 11, 2003 we entered into a Financial Advisory and Investment Banking Agreement with the Placement Agent. On August 28, 2003 and again on September 3, 2003, we and the Placement Agent amended our agreement, first to reflect changes that would allow us to pay the Placement Agent's financing fee in securities rather than cash and then to address the payment of additional financing fees we owed due to an increased amount of securities to be sold in the Equity Financing. Pursuant to our agreement with the Placement Agent, at the first closing we issued warrants to acquire an aggregate of 40,879,063 shares of our Common Stock to the Placement Agent. Each of the warrants sets forth the exercise price at which the warrant holder may acquire shares of our Common Stock. The warrants may be exercised for a five-year period beginning when our stockholders have approved the issuance of shares of our Common Stock underlying these warrants and those shares have been listed for trading on the AMEX. The following table sets forth the respective exercise prices of the warrants that we have issued to the Placement Agent:


            NUMBER OF SHARES OF                                 EXERCISE PRICE
          COMMON STOCK PURCHASABLE
                    17,541,563                                      $0.001
                     6,187,500                                      $0.08
                    17,150,000                                      $0.10

         We issued these warrants to the Placement Agent as a fee for services rendered in connection with the Equity Financing. The Placement Agent is a registered broker-dealer. Following a practice that the board of directors understood to be frequently used by emerging companies that seek financing, the board agreed to pay to the Placement Agent compensation that consists of cash plus warrants in a number that varies proportionately with the amount of funds raised by the placement agent and at an exercise price that corresponds to the price paid by investors in an equity financing facilitated by the placement agent. When we engaged the Placement Agent, we negotiated an agreement with the Placement Agent for its compensation in accordance with this practice. When the Equity Financing terms were complete, to maximize the cash proceeds of the Equity Financing, we negotiated an amendment to our agreement with the Placement Agent which enabled us to avoid paying the cash portion of its fee. Under the terms of the amendment, the Placement Agent reinvested the cash fee to which it was entitled and we issued to the Placement Agent warrants to purchase Common Stock for the par value of the stock ($0.001 per share) in exchange for the balance of the cash fee that would otherwise have been due. We issued warrants as common stock equivalents rather than shares because the rules of the AMEX prohibited the issuance of shares in these circumstances without the prior consent of the stockholders. We did not have sufficient time to solicit that consent.

         Our original agreement with the Placement Agent provided that we were to pay the Placement Agent a cash fee equal to 10% of the funds it raised in a financing and to issue to the Placement Agent warrants to purchase shares of Common Stock equal to 10% of the aggregate number of shares of Common Stock that were purchased by the Investors in the Equity Financing. We also agreed that we would pay no cash fee and issue no warrants with respect to any financing received from the holders of securities we issued in connection with our December 2002 and May 2003 bridge financing transactions. Under our original agreement with the Placement Agent, the Placement Agent was to purchase the warrants for a nominal sum, and the warrants were to be exercisable for a period of five years from the date of the closing at an exercise price equal to the effective price per share paid by the investors for the securities that they purchased. The terms of the warrants were to be set forth in agreements in form and substance reasonably satisfactory to us and the Placement Agent. The warrants were to contain customary terms including provisions for cashless exercise, change of control, price-based antidilution and customary demand and piggyback registration rights. The financing fee was to become payable, and the warrants to become issuable, upon the completion of the Equity Financing.

         We and the Placement Agent agreed to amend our agreement on August 28, 2003 to reflect certain important features of the Equity Financing that we did not contemplate when we entered into the original agreement. First, the Placement Agent not only raised the maximum amount of the financing approved by our board of directors, but also secured the deposit of all of the Investors' funds into an escrow pending the second closing. The escrow of all funds eliminated the risk that any Investor might not fund its commitment at the second closing. Second, because the board of directors believed that it would be advantageous for the Company to maximize the cash raised in the Equity Financing, we agreed that we would pay the cash portion of the fee due to the Placement Agent in securities rather than in cash. The Placement Agent agreed to reinvest its financing fee, and we and the Placement Agent agreed that we would calculate its financing fee on the total amount invested in the Company, exclusive of amounts to be invested by the holders of the Class D Notes and the Class E Notes, but inclusive of the amount the Placement Agent reinvested. On September 3, 2003, we amended our agreement with the Placement Agent to reflect the increased maximum amount of the offering from $21.2 million to $23.2 million.

         As finally amended, our agreement with the Placement Agent provided that we would issue $495,000 of Secured Bridge Notes and warrants to purchase 40,879,063 shares of our Common Stock as detailed above. We issued the Secured Bridge Notes and warrants to the Placement Agent at the first closing of the Equity Financing. The exercise prices of these warrants vary because they are based on different factors. The 6,187,500 warrants with an exercise price of $0.08 and the 17,150,000 warrants with an exercise price of $0.10 are based on the number of shares being purchased by the Investors at the first closing and the second closing, respectively, and have an exercise price equal to the respective price per share of Common Stock being paid by the Investors at the related closing. The 17,541,563 warrants with an exercise price of $0.001 per share are priced at the par value of the Common Stock and represent the number of shares of Common Stock that we would have issued in lieu of cash (in addition to the $495,000 in Secured Bridge Notes we issued to the Placement Agent as payment of the Placement Agent's 10% fee at the first closing, (priced at $0.08 per share), but for our agreement to issue warrants instead of cash at the first closing. The board of directors agreed to issue these 17,541,563 warrants as a result of its negotiations with the Placement Agent at the time the Company sought to amend the agreement. We could not issue these shares in the form of Common Stock at the time of the first closing because AMEX Rules would have required prior stockholder approval.

         Had we not amended its original agreement, we would have paid the following compensation to the Placement Agent under the terms of our original agreement:




----------------------- ---------------- ------------------------- ----------------- ------------------------------

                                                                                     WARRANTS (10% OF INVESTOR
CLOSING                 AMOUNT RAISED*   INVESTOR SHARES ISSUED    CASH PAYMENT DUE  SHARES ISSUED) **
----------------------- ---------------- ------------------------- ----------------- ------------------------------
TRANCHE I               $4,500,000       56,250,000 @ $0.08        $450,000          5,625,000 @ $0.08
----------------------- ---------------- ------------------------- ----------------- ------------------------------
TRANCHE II              $15,500,000      155,000,000 @ $0.10       $1,550,000        15,500,000 @ $0.10
----------------------- ---------------- ------------------------- ----------------- ------------------------------

*Excludes $2 million invested by holders of Class E Notes and Class D Notes, as to which no payments were due to the Placement Agent.

         Instead, under our amended agreement with the Placement Agent, we paid the following compensation:



--------------------- ------------------- ---------------------------- -------------------------- --------------------------

                                                                       SECURITIES ISSUED IN       WARRANTS (10% OF
CLOSING               AMOUNT RAISED*      INVESTOR SHARES ISSUED       LIEU OF CASH               INVESTOR SHARES ISSUED)
--------------------- ------------------- ---------------------------- -------------------------- --------------------------
TRANCHE I             $4,995,000          62,437,500 @ $0.08           $495,000 of Secured        6,187,500 @ $0.08
                                                                       Bridge Notes
--------------------- ------------------- ---------------------------- -------------------------- --------------------------
TRANCHE II            $15,500,000         155,000,000 @ $0.10          17,541,563 Warrants @      17,150,000 Warrants @
                                                                       $0.001                     $0.10
--------------------- ------------------- ---------------------------- -------------------------- --------------------------



         *Excludes $2 million invested by holders of Class E Notes and Class D Notes, as to which no payments were due to the Placement Agent.

         As a result of the substitution of $495,000 in Secured Bridge Notes and 17,541,563 warrants with an exercise price of $0.001 per share for the $2,000,000 in cash that we would otherwise have paid to the Placement Agent, the Placement Agent owns 25,941,563 common stock equivalents (without giving effect to additional shares to be issued upon conversion of accrued interest on the Secured Bridge Notes). If the Placement Agent converts all of its Secured Bridge Notes into Common Stock and exercises all of its warrants, the Placement Agent may be able to sell its shares at a profit and thereby increase its compensation beyond what it would have earned as a cash fee. Specifically, if the Placement Agent is able to sell all of the shares of Common Stock issued upon conversion of its Secured Bridge Notes and exercise of its Warrants at prices greater than approximately $0.085 per share, then the Placement Agent will receive net proceeds in excess of $2 million (after deducting the exercise price of the warrants of approximately $228,000 that would be paid to the Company) instead of the $2 million that we would have paid in cash at the closing of the Equity Financing. There can be no assurance that, after giving effect to the approximately 328,600,000 shares that we will issue in connection with the Equity Financing, the trading price of our Common Stock will be above $0.085 per share or at any level, or that there will continue to be a market for our shares.



         Immediately after the second closing, the Placement Agent will beneficially own 47,066,563 shares of our Common Stock, without giving effect to any shares that may be issued to pay accrued interest in the Secured Bridge Notes, comprising approximately 13% of our issued and outstanding shares of Common Stock (and assuming the exchange of the Preferred Shares for 30,138,792 shares of Common Stock, as described in Proposal 5, but without giving effect to the issuance of any shares of Common Stock in the proposed offering to stockholders described in Proposal 7).

         The Placement Agent has retained the right to transfer the notes and warrants to persons designated by it, subject to restrictions contained in the notes and warrants that limit the transferability of those securities to transactions that are exempt from the registration requirements of the Securities Act of 1933. The Placement Agent has advised the Company that it intends to transfer the securities we issued to the Placement Agent to specified persons upon the completion of the Equity Financing. After this transfer, the shares of Common Stock underlying the Secured Bridge Notes and warrants will be held as follows:

--------------------------------- ----------------- ------------- -------------- -------------
                                    Shares to be
                                     Issued on
                                   Conversion of
                                   Secured Bridge
                                       Notes
                                     (Excluding     Warrants at    Warrants at   Warrants at
         Name of Holder              Interest)         $0.001         $0.08         $0.10
--------------------------------- ----------------- ------------- -------------- -------------
Nathan A. Low                            2,429,782     8,652,423      3,052,001     8,459,284
--------------------------------- ----------------- ------------- -------------- -------------
Sunrise Foundation Trust                   607,445     2,163,106        763,000     2,114,821
--------------------------------- ----------------- ------------- -------------- -------------
Amnon Mandelbaum                         1,297,756     3,679,138      1,297,756     3,597,012
--------------------------------- ----------------- ------------- -------------- -------------
Derek Caldwell                             408,849     1,159,087        408,849     1,133,214
--------------------------------- ----------------- ------------- -------------- -------------
Paul Scharfer                               95,597       279,523         98,597       278,283
--------------------------------- ----------------- ------------- -------------- -------------
David I. Goodfriend                        154,495       437,993        154,495       428,216
--------------------------------- ----------------- ------------- -------------- -------------
Jason Lyons                                149,868       424,874        149,868       415,390
--------------------------------- ----------------- ------------- -------------- -------------
Richard Stone                              903,657       335,427        118,316       327,940
--------------------------------- ----------------- ------------- -------------- -------------
Richard Geyser                              17,748        50,314         17,747        49,191
--------------------------------- ----------------- ------------- -------------- -------------
Jay Rodin                                   19,719        55,905         19,719        54,657
--------------------------------- ----------------- ------------- -------------- -------------
David Bartash                               98,472       300,978        106,165       294,260
--------------------------------- ----------------- ------------- -------------- -------------
Marcia Kucher                                  986         2,795            986         2,733
--------------------------------- ----------------- ------------- -------------- -------------




REASONS FOR THE EQUITY FINANCING


         Since March 2003, we have been seeking permanent equity capital that would enable us to finance our operations. To market and sell our EVLT(R) lasers, fibers and associated products we believe that we require an expanded direct sales force and a sustained marketing effort to make physicians, hospitals, clinics and other users aware of the advantages of our products. In addition, our management determined that for us to compete effectively in our marketplace, it would be extremely advantageous for us to own or otherwise exclusively control the patent rights that cover the EVLT(R) device and procedure. Until September 2003, our right to this patent was a license from one of five named inventors of the principal patent. To meet any challenges posed by infringers of the patent we were required to acquire rights from all of the inventors. This would also preclude any of the inventors from licensing the EVLT(R) patent to competitors. We also have indebtedness that matures in January 2004, as well as accounts payable and other debt which is currently on extended terms.

         In March 2003, our board of directors determined that it would seek equity financing as an alternative to a liquidation or sale of the business. Our board of directors believes that the cash raised in the Equity Financing will be adequate to provide the Company with working capital until the Company achieves positive cash flows from its operations, based on the assumptions that the Company had used in its current business plan. In addition, we have applied a portion of the funds invested at the first closing to the acquisition of exclusive patent rights and to the repayment of debt. Were we to raise a lower amount of capital in the Equity Financing than we have agreed to, there would be a greater risk that we would have to seek additional equity capital in the future. There is no assurance that such equity capital would be available to us on attractive terms or on any terms. In addition, in discussions with prospective Investors in the Equity Financing, several of the principal Investors insisted that we raise a minimum of $18,000,000 to provide sufficient capital at the current time without having to return to the markets in the future for working capital purposes.

CONSEQUENCES OF STOCKHOLDERS' FAILURE TO APPROVE THE SHARES TO BE ISSUED IN THE EQUITY FINANCING.


         The board of directors believes that it is in the best interest of the stockholders to approve the issuance of those shares of Common Stock to be issued in the Equity Financing. The issuance of those shares will result in a total cash infusion of $22 million (excluding the costs of the financing) to the Company and the satisfaction of $1.2 million in principal amount of existing debt. If we do not receive this additional cash, it is unlikely that the Company will be able to continue to operate its business. Were the Company to be liquidated, the holders of the Secured Bridge Notes would have the rights of secured creditors with regard to virtually all of the Company's assets. Since the Company's assets are principally comprised of patent rights and other intellectual property and do not have a clear or ascertainable value, it is possible that the amounts received on sale or foreclosure of the Company's assets will be less than the outstanding principal amount of the Secured Bridge Notes plus accrued interest thereon, in which case the holders of the Secured Bridge Notes and the Company's other secured and general creditors will have a claim to the Company's assets and no assets or only a limited amount of assets may be available to the stockholders following liquidation or sale. BECAUSE THE EXCHANGE OF ALL OUTSTANDING SHARES OF PREFERRED STOCK AS SET FORTH UNDER PROPOSAL 5 IS A CONDITION TO THE CLOSING OF THE EQUITY FINANCING AND THAT EXCHANGE REQUIRES STOCKHOLDER APPROVAL UNDER AMEX RULES, THE STOCKHOLDERS MUST APPROVE PROPOSAL 5 AS WELL AS THIS PROPOSAL 4 IN ORDER FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING AND CONTINUE OPERATING. Accordingly, a vote "against" Proposal 5 is equivalent to a vote "against" Proposal 4, and the Company therefore urges all stockholders to vote in favor of both this Proposal 4 and Proposal 5, as well as Proposal 3.


DETERMINATION OF PRICE

         The prices paid by the Investors for the Secured Bridge Notes and for shares of Common Stock at the second closing, whether in cash, or conversion of the Secured Bridge Notes or on conversion of the Class D Notes, were determined by negotiations with prospective investors in which the Placement Agent acted on our behalf. In June 2003, a memorandum that the Company prepared containing relevant investment information about the Company was furnished to accredited investors with whom the Placement Agent had prior dealings. Several of these were institutions who acted as investment advisors for accredited investors. Further discussions ensued with respect to those potential investors who expressed an interest in investing in the Company. During the offering, we made presentations to institutional investors and investment advisors with experience in investing in medical device companies and similar development stage companies. Although we attempted to negotiate the sale of our securities at prices in excess of the prices being paid by the Investors in the Equity Financing, we learned through negotiations that institutional investors were not interested in investing at a price in excess of $0.10 per share. Factors considered in determining the price were:

         o the risk factors associated with the Company's business plans, including sales and marketing of the EVLT(R) products;


         o the past volatility of the Company's stock price and the current low price of the shares;

         o        the presence of competitors in the marketplace; and


         o        the illiquidity of the securities; and

         o the average trading price of the Common Stock of approximately $0.35 per share from May through August 2003, the closing price of the Common Stock of $0.35 on August 29, 2003 and the dilutive effect of the issuance of approximately 300,000,000 shares of Common Stock in connection with the Equity Financing, offset by the infusion of $20 million in gross cash proceeds and the retirement of $3.2 million in secured debt as a result of the Equity Financing.



         The board of directors assessed each of these factors individually and also considered their collective impact on the Company and the pricing that the Company could expect for its Common Stock in the equity financing. The board recognized that its business plan required additional resources to be devoted to sales and marketing efforts to commercialize its EVLT(R) products and services.

The directors also recognized that competitors in the endovenous laser treatment market were pointing out to potential customers the Company's weak financial position and that this was an impediment to the Company's ability to make sales. The directors also recognized that the market price of the Company's Common Stock had decreased from the high price of $8.80 per share on March 8, 2002 to $0.10 per share on March 24, 2003. The board of directors viewed this decrease as the recognition in the marketplace that the prospect for a return on an equity investment in the Company were low absent the Company's ability to obtain additional financing.

         The Company's management developed the Company's business plan and included a number of initiatives, including plans relating to the acquisition of intellectual property rights and plans for the expanded commercialization of EVLT(R). In August 2003, based on management's recommendations, the board determined that it would require approximately $15 million to $20 million to fully implement this business plan. In the business judgment of the directors, if the Company were unable to obtain this level of equity financing, the Company's existing stockholders would not be likely to receive any return on their investment. The board also recognized that if the Company's business plan was based on incorrect assumptions or if unanticipated changed circumstances affecting the Company or its business occurred, then the Company might not be able to achieve profitability, or it might require additional financial resources to become profitable.


         The board of directors evaluated the proposed pricing in the Equity Financing and compared that pricing to what the board of directors believed to be the probable outcome of liquidation or sale if the financing were not completed. The board of directors concluded that the ongoing interests of the stockholders in a fully financed company were likely to be more valuable than the liquidation value of the Company. The board of directors considered that, because the Company's shares are traded on the American Stock Exchange, stockholders who disagreed with the analysis of the board of directors could sell their shares at prevailing market prices.




         Moreover, the board of directors determined that, in light of the discount to the market price being afforded to the investors in the Equity Financing, it would solicit offers to purchase shares of Common Stock from stockholders as of August 29, 2003 (the trading day before we publicly announced the Equity Financing) under which those stockholders would be able to purchase Common Stock at the price of $0.10 per share for each share of Common Stock held of record on that date. The offering to the stockholders is the subject of Proposal 7.



DILUTION



         The following table sets forth on a pro forma basis our issued and outstanding share capital as of the date of the second closing, assuming that the stockholders approve the Equity Financing under this Proposal 4, and assuming the exercise of all 40,879,063 warrants we issued to the Placement Agent in connection with the Equity Financing, as set forth in this Proposal 4 and giving effect to the issuance of 30,138,792 shares of Common Stock upon the exchange of the Class E Shares and the Class F Shares under Proposal 5. The following table does not give effect to the issuance of any shares in the offering to stockholders of record as of August 29, 2003 which is the subject of Proposal 7.





                                                 As of                      Pro Forma for Completion
             Category of Holder             August 29, 2003               of the Equity Financing (3)
             ------------------       ---------------------------       -----------------------------------
                                               Number of
                                          Outstanding Shares                Number of Outstanding
                                                 Owned             %            Shares Owned             %
                                          -------------------     ---       ---------------------       --
      Existing Stockholders                   29,711,749          100%          59,850,541(1)          16.7%
      New Investors (2)                           -0-              --            298,500,000           83.3%

      (1) Includes shares of Common Stock issued in exchange for the Class E Shares and Class F Shares.

      (2) Includes the Placement Agent as well as Gibralt US and other existing stockholders in their capacities as new Investors.

      (3) Does not include any shares of Common Stock issued in the rights offering.


         After giving effect to the Equity Financing and assuming all warrants issued in the Equity Financing are exercised and giving effect to the issuance of 30,138,792 shares of Common Stock for outstanding shares of preferred stock under Proposal 5, the stockholders of record of the Company as of August 29, 2003 will own 16.7% of the issued and outstanding shares of capital stock of the Company on a fully diluted basis, and the Investors in the Equity Financing and the Placement Agent will beneficially own 83.3%. The board of directors recognized that this dilution would occur and took the dilution into account at the time it approved the Equity Financing and the exchange agreement with the holders of the preferred stock, making its determination that failure to obtain both short term bridge financing and longer tem permanent financing would likely return significantly less value for our stockholders.


         If the offering described in Proposal 7 is made and the shares offered are fully purchased, then the stockholders of record as of August 29, 2003 will own 23.1% of the issued and outstanding shares of the Company, and the Investors will own 76.9% of the issued and outstanding shares.



TRANSACTIONS WITH RELATED PARTIES

         As noted above, under "Certain Relationships and Related Transactions; Participation by Related Parties in the Equity Financing," former director Peter Norris, director and chief executive officer James A. Wylie, Jr. and Gibralt US Inc., which is an affiliate of director Samuel Belzberg, are participating in the Equity Financing. Gibralt US is participating by purchasing $1,500,000 aggregate principal amount of Secured Bridge Notes at the first closing and by converting all of its $1.1 million of Class D Notes into shares of Common Stock at the purchase price of $0.10 per share at the second closing, on the same terms and conditions as the other Investors that are investing at the second closing. Mr. Norris and Mr. Wylie are each converting $50,000 of Class D Notes, representing all of the Class D Notes they hold, at the second closing on the same terms and conditions as the other Investors who are purchasing our Common Stock at the second closing.

         Further information regarding these transactions can be found above under "Certain Relationships and Related Transactions; Participation by Related Parties in the Equity Financing."


ESCROW OF INVESTORS' FUNDS

         The Escrow Agent is holding $15.5 million of funds that the Investors have deposited. Under the escrow agreement among the Escrow Agent, the Company and the Investors, the escrowed funds will be delivered to the Company at the second closing for the purchase of Common Stock at $0.10 a share upon the satisfaction of all terms and conditions to be satisfied as a pre-condition to the second closing. The escrow agreement provides that if the second closing does not occur within 90 days of the first closing, the escrowed funds will be returned to the Investors.


REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal.

RECOMMENDATION OF THE BOARD


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 298,500,000 SHARES TO BE ISSUED IN THE EQUITY FINANCING AND FOR LISTING OF ALL SUCH SHARES WITH THE AMEX.



         THE COMPLETION OF THE EQUITY FINANCING IS ABSOLUTELY ESSENTIAL TO THE COMPANY'S ABILITY TO CONTINUE OPERATING. THIS PROPOSAL MUST BE APPROVED BY THE STOCKHOLDERS FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING. IT IS THEREFORE IMPERATIVE TO THE COMPANY'S ABILITY TO CONTINUE OPERATING THAT THE STOCKHOLDERS APPROVE THIS PROPOSAL (AND PROPOSALS 3 AND 5) AT THE ANNUAL MEETING.

                                   PROPOSAL 5

    APPROVAL FOR PURPOSES OF THE RULES OF THE AMERICAN STOCK EXCHANGE OF THE ISSUANCE OF 30,138,792 SHARES OF COMMON STOCK TO BE ISSUED UPON THE EXCHANGE
 OF OUTSTANDING PREFERRED SHARES AND THE LISTING OF ALL SUCH SHARES WITH THE
                                      AMEX


AMEX RULES REQUIRE STOCKHOLDER APPROVAL

         Sections 301 and 713 of the AMEX Rules require us to obtain stockholder approval prior to issuing Common Stock equal to 20% or more of the currently outstanding number of shares for less than the greater of book or market value of the stock. As of August 29, 2003, we had outstanding 29,711,749 shares of Common Stock, and the closing price on the AMEX was $0.35 per share. As a condition precedent to the completion of the Equity Financing, we expect that we will issue a total of 30,138,792 shares of Common Stock up in exchange for all shares of preferred stock currently outstanding to the holders of these preferred shares (including preferred shares held by three related parties, two current directors and one former director). These shares represent greater than 20% of the current outstanding, and the price at which these shares are sought to be issued is less than the market value of the Common Stock as of August 29, 2003. Therefore, the AMEX Rules require the Company to obtain stockholder approval prior to issuing and to listing the shares of Common Stock we seek to issue.

EXCHANGE OF COMMON SHARES A CONDITION TO EQUITY FINANCING

         Under the terms and conditions of the Equity Financing, all of the outstanding Class E Shares and Class F Shares must have been exchanged for Common Stock before the second closing of the Equity Financing can occur. The Company's agreements with the holders of the Class E Shares and Class F Shares all require stockholder approval of the issuance of the underlying shares of Common Stock and listing of these shares with the AMEX prior to the preferred shares becoming exchangeable for Common Stock. The AMEX Rules also require stockholder approval of the issuance of these underlying shares of Common Stock prior to the issuance of Common Stock in exchange for the Class E Shares and Class F Shares. Accordingly, under this Proposal 5, the Company is seeking stockholder approval of the issuance of 30,138,792 shares of Common Stock to the holders of the Class E Shares and Class F Shares, in addition to the approval of the issuance of the shares to be issued in the Equity Financing as set forth under Proposal 4, so that we may complete the Equity Financing.

BECAUSE THE EXCHANGE OF ALL OUTSTANDING SHARES OF PREFERRED STOCK AS SET FORTH UNDER THIS PROPOSAL 5 IS A CONDITION TO THE CLOSING OF THE EQUITY FINANCING AND THAT EXCHANGE REQUIRES STOCKHOLDER APPROVAL UNDER AMEX RULES, THE STOCKHOLDERS MUST APPROVE THIS PROPOSAL 5 AS WELL AS PROPOSAL 4 IN ORDER FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING AND CONTINE OPERATING. Accordingly, a vote "against" this Proposal 5 is equivalent to a vote "against" Proposal 4, and the Company therefore urges all stockholders to vote in favor of both Proposal 4 and this Proposal 5, as well as Proposal 3.

CONSEQUENCES OF STOCKHOLDERS' FAILURE TO APPROVE THE EXCHANGE OF SHARES.

         The board of directors believes that it is in the best interest of the stockholders to approve the issuance of those shares of Common Stock to be issued upon the exchange of our currently outstanding preferred shares because the Company is required to exchange all of its preferred shares for Common Stock as a condition to completing the Equity Financing. Completion of the Equity Financing will result in a total cash infusion of $22 million (excluding the costs of the financing) to the Company and the satisfaction of $1.2 Million in principal amount of existing debt. If we do not receive this additional cash, it is unlikely that the Company will be able to continue to operate its business. Were the Company to be liquidated, the holders of the Secured Bridge Notes would have the rights of secured creditors with regard to virtually all of the company's assets. Since the Company's assets are principally comprised of patent rights and other intellectual property and do not have a clear or ascertainable value, it is possible that the amounts received on sale or foreclosure of the Company's assets will be less than the outstanding principal amount of the Secured Bridge Notes plus accrued interest thereon, in which case the holders of the Secured Bridge Notes and the Company's other secured and general creditors will have a claim to the company's assets and no assets or only a limited amount of assets may be available to the stockholders following liquidation or sale.

BECAUSE THE EXCHANGE OF ALL OUTSTANDING SHARES OF PREFERRED STOCK AS SET FORTH UNDER THIS PROPOSAL 5 IS A CONDITION TO THE CLOSING OF THE EQUITY FINANCING AND THAT EXCHANGE REQUIRES STOCKHOLDER APPROVAL UNDER AMEX RULES, THE STOCKHOLDERS MUST APPROVE THIS PROPOSAL 5 AS WELL AS PROPOSAL 4 IN ORDER FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING AND CONTINUE OPERATING. Accordingly, a vote "against" this Proposal 5 is equivalent to a vote "against" Proposal 4, and the company therefore urges all stockholders to vote in favor of both Proposal 4 and this Proposal 5.



EXCHANGES OF SHARES OF COMMON STOCK FOR SHARES OF PREFERRED STOCK

         Following stockholder approval and upon the completion of the Equity Financing, all 20 outstanding Class E Shares will be exchangeable, by us or by the holders of the Class E Shares, for an aggregate of 27,117,240 shares of our Common Stock, and all 24 outstanding Class F Shares will be exchangeable, by us or by the holders of the Class F Shares, for an aggregate of 3,021,552 shares of our Common Stock. For a more complete description of the Class E Shares and the Class F Shares, as well as the terms and conditions of the exchange agreements, please see "August 2003 Exchanges of Preferred Shares" above under "Certain Relationships and Related Transactions." The shares of Common Stock to be issued in exchange for the Class E Shares and the Class F Shares are the economic equivalent of the shares of Common Stock into which the Class C Shares and Class D Shares, respectively, were convertible. We issued the Class C Shares and the Class D Shares in May 2003. We exchanged the Class C Shares for Class E Shares and the Class D Shares for Class F Shares and then eliminated the Class C Shares and the Class D Shares in August 2003. See "Certain Relationships and Related Transactions - August 2003 Exchanges of Preferred Shares" above.

         The rights of exchange were set forth in the exchange agreements that became effective on August 22, 2003. We negotiated and entered into the exchange agreements as a result of the requirements of the stipulation of settlement that we entered into to settle the Augenbaum litigation. See "Class Action Litigation" above.

         The terms of the Equity Financing include a condition to the second closing that all outstanding Class E Shares and all outstanding Class F Shares shall be exchanged for shares of our Common Stock pursuant to the exchange agreements. Therefore, the board of directors is seeking the approval of the stockholders to the exchange of shares, so that we can satisfy this condition to the second closing of the Equity Financing.



         Of the 20 outstanding Class E Shares, 15 are held by Gibralt US, Inc., an affiliate of our director Samuel Belzberg. Of the 24 outstanding Class E Shares, 22 are held by Gibralt US, one share is owned by our former director Peter Norris and one share is owned by James A. Wylie, Jr., our director and our president and chief executive officer. After giving effect to the Equity Financing, but before giving effect to any shares to be purchased in the proposed offering to stockholders that is the subject of Proposal 7 by the persons who now hold the Class E Shares and the Class F Shares, following the exchange of the Class E Shares and Class F Shares, these stockholders will beneficially own shares of our Common Stock as set forth below:




                                                                                  Beneficial Ownership as a
                                      Number of Shares Beneficially               Percentage of all Issued
               Stockholder                     Owned(1)(2)                       and Outstanding Shares(2)
               -----------                     -----------                       -------------------------

         Samuel Belzberg                         54,864,185                               15.4%
         Peter Norris                              526,976                                 .2%
         James A. Wylie, Jr.                      1,050,898                                .3%



(1) Includes those shares listed in the table under "Beneficial Ownership" above.

(2) Assumes that all shares of Common Stock underlying the Class E Shares and Class F Shares have been issued and are outstanding. Does not include Investors' Shares to be issued upon conversion of accrued interest.


ISSUANCE OF THE CLASS E SHARES AND CLASS F SHARES

         On August 22, 2003, to comply with the stipulation of settlement in the Augenbaum litigation, we issued 20 Class E Shares in a share-for-share exchange with the holders of the outstanding shares of our Class C Convertible Preferred Stock, and we also issued 24 Class F Shares in a share-for-share exchange with the holders of the outstanding shares of our Class D Convertible Preferred Stock. The Class C Shares and Class D Shares had been convertible into an aggregate of 30,138,792 shares of our Common Stock. To provide the holders of the Class C Shares and the holders of the Class D Shares with an equivalent ownership interest in the Company, we and the holders agreed that the Class E Shares and Class F Shares would be exchangeable for an aggregate of 30,138,792 shares of our Common Stock upon the earlier of (a) the approval by our stockholders of the Common Stock to be issued in exchange, and (b) the completion of the Equity Financing. The holders of the Class E Shares and the Class F Shares also agreed not to exercise their exchange rights until the second closing of the Equity Financing.


ISSUANCE OF THE CLASS C SHARES AND CLASS D SHARES

         As stated above, in "Description of May 7, 2003 Exchange Transaction" under "Certain Relationships and Related Transactions," we began to simplify our capital structure to make the Company more attractive to prospective investors and so that we could complete an equity financing. Our efforts to simplify our capital structure included:

         o        repurchasing the warrants that we had issued in 2002;

         o eliminating the rights of the notes issued in December 2002 to convert into shares of our Common Stock; and

         o eliminating the December 2002 noteholders' right to approve future financings.

         The board of directors authorized the Independent Committee of the board to develop a proposal to be negotiated with the December 2002 securityholders that would fairly compensate them for the modifications to the terms of the securities issued in the December 2002 financing that we sought. The Independent Committee developed such a proposal and began negotiating with the December 2002 securityholders in April 2003.


         The Independent Committee believed the Black-Scholes option pricing model to be an appropriate basis to determine the consideration to be paid to the December 2002 securityholders for relinquishing their rights. To confirm the appropriateness of the model and to calculate the aggregate dollar value of (1) certain conversion rights in our then-outstanding notes that we had issued in December 2002 and (2) then-outstanding warrants to purchase 8,333,333 shares of our Common Stock, the Independent Committee engaged Marshall Stevens, a firm engaged in the field of valuation consulting. Marshall Stevens was selected based on its credentials, its experience in the field, its independence, and a prior experience of a member of the committee with its professional capabilities. A copy of the opinion issued by Marshall Stevens is attached as Appendix E to this Proxy Statement. The valuations that Marshall Stevens performed indicated that the aggregate value of these rights were approximately $2,153,900. Of this amount, approximately $1,437,100 was attributable to the right of the December 2002 noteholders to convert their notes into Common Stock and approximately $716,800 was attributable to warrants. The Independent Committee also agreed to provide a discount of $240,000 to three investors who had offered to loan us $1,200,000 in interim financing until a permanent financing could be achieved. For additional information regarding this interim financing, see "Description of May 7, 2003 Interim Financing Transaction" above under "Certain Relationships and Related Transactions."


         The Independent Committee proposed to pay these amounts in the aggregate by issuing shares of our Common Stock to the persons to whom these amounts were owed. The Independent Committee decided to pursue the issuance of Common Stock in consideration for the elimination of those noteholders' rights because the Company had no assets available to it to provide consideration and could only use debt or equity to induce the noteholders to relinquish their rights. The noteholders were not willing to accept additional debt. Therefore, the Independent Committee pursued the issuance of Common Stock.


         The board did not consider potential market disruption arising from the approximately 14,700,000 shares of Common Stock that were issued on March 31, 2003 upon the conversion of the Class A Stock or impact of the conversion on the trading volume of the Common Stock to be more important than the board's interest in eliminating the overhang of the shares that would enter, but had not yet entered, the market. The board of directors also had decided to accelerate the conversion of the Class A Stock (5% of which was being converted on a monthly basis prior to the accelerated conversion on March 31, 2003) to simplify the Company's capital structure to enhance the Company's opportunities to obtain financing. The Company required this financing to continue its operations. In deciding to accelerate the conversion of the Class A Stock, the board also considered that after each of the three prior occasions when increments of Class A Stock automatically converted into Common Stock (on December 31, 2002, January 31, 2003 and February 28, 2003), the market appeared to act negatively to the ongoing scheduled conversion of shares, based on the downward trend of the trading price of the Common Stock from January 2003 through March 2003. The favorable reaction of the market after the March 31, 2003 conversion of the Class A Stock into Common Stock, based on the stabilization of the trading price of the Common Stock in April 2003 and the upward trend of the trading price from May through July 2003, appears to validate the board's decision to accelerate the share conversion rather than have incremental conversions continue through February 2004, as initially scheduled. The principal factor considered by the Independent Committee was the need to take the steps the Company believed were necessary to obtain permanent financing, without which the stockholders would likely lose their entire investment and with which there was a reasonable likelihood that the Company would survive.


         The Independent Committee determined that, as of April 22, 2003, the date on which it had reached definitive agreements for the transactions, the value of Common Stock was $0.16, before taking into account the dilution arising from the issuance of shares of our Common Stock to discharge the $2,393,900 aggregate amount of our obligations, and approximately $0.08 per share after taking into account the dilution arising from the issuance of those shares, which would result in doubling the number of outstanding shares of Common Stock (on an as-converted basis).


         On that basis, the $2,393,900 of obligations equated to 30,138,792 shares of our Common Stock, or approximately 50.36% of our market capitalization, calculated as follows:


                  (a)   Shares outstanding..................................29,711,749

                  (b)   Market price.............................................$0.16

                  (c)   Market Capitalization [(a) x (b)]...................$4,753,880

                  (d)     Value of warrants and convertibility of notes and
                          warrants included in
                          Market Capitalization.............................$2,153,900

                  (e)   Value of discount for loan commitment.................$240,000

                  (f)   Total value of obligation...........................$2,393,900

                  (g) Obligation as a percent of
                          Market Capitalization [(f) / (c)].....................50.36%  (rounded to the nearest
                                                                                         1/100th of a percent)

         The Independent Committee then performed the following calculations to determine that number of shares which, after giving effect to the issuance of those shares, would constitute 50.36% of our issued and outstanding shares, and the implied price per share of the common stock equivalents to be issued, after giving effect to the issuance of those common stock equivalents:


                  (h) Total shares outstanding after
                          issuance of additional shares [(a) / (g)] .........59,850,547


                  (i) Additional shares to be
                          issued to satisfy obligation [(h) - (a)] ..........30,138,786


                  (j)   Additional shares as a percentage of total shares
                        outstanding
                        [(i) / (h)].............................................50.36%  (rounded to the nearest
                                                                                        1/100th of a percent)

         Because Section 713 of the AMEX Rules prohibits the issuance of shares comprising 20% or more of our outstanding shares of Common Stock at a price that is less than the greater of book and market value without the prior consent of our stockholders, we and the holders of the December 2002 notes, on one hand, and we and the investors that agreed to lend us $1,200,000, on the other hand, agreed that we would issue an aggregate of 30,138,792 common stock equivalents in lieu of 30,138,792 shares of Common Stock. From May 7, 2003 through August 22, 2003, those common stock equivalents were in the form of 20 Class C Shares and the 24 Class D Shares, convertible into an aggregate of 30,138,792 shares of Common Stock. After August 22, 2003, in accordance with the stipulation of settlement in the Augenbaum litigation, those common stock equivalents became the 30,138,792 shares of Common Stock to be issued in exchange for all 20 Class E Shares and all 24 Class F Shares.


VALUATIONS RELATING TO THE CLASS C SHARES


         As noted above, on May 7, 2003, we issued 20 shares of Class C Stock, convertible into an aggregate of 27,117,240 shares of our Common Stock upon stockholder approval in connection with (1) the surrender of the warrants to purchase 8,333,333 shares of Common Stock issued in December 2002, (2) the elimination of the rights of the holders of the December 2002 notes to convert those notes into shares of our Common Stock, and (3) the elimination of certain other rights of the December 2002 securityholders, including the right to approve future financings. The Class E Shares, and rights of the holders of the Class E Shares to be issued 27,117,240 shares of Common Stock in exchange for the Class E Shares, replaced the Class C Shares in August 2003.

         During the first quarter of 2003, we developed a business plan to achieve profitability that required permanent capital investment. The board of directors concluded that certain of the rights granted in December 2002, including the Common Stock purchase warrants, would make an investment in the Company less attractive to potential investors. The board of directors established a committee of directors who had no financial interest in the December 2002 transaction, comprised of David Swank, Gary Books and Geoffrey Jenkins and designated the committee as the "Independent Committee." The Independent Committee negotiated with the December 2002 securityholders the terms under which they would terminate their rights and surrender their warrants.

         The Independent Committee believed the Black-Scholes option pricing model to be an appropriate model to determine the consideration to be paid to the December 2002 securityholders for relinquishing their rights and asked Marshall Stevens, an experienced independent valuation consultant, to confirm the appropriateness of the model and to determine the fair market value of the conversion rights of the then-outstanding notes, certain outstanding warrants, and the discount on the proposed $1.2 million bridge financing. We selected Marshall Stevens at the recommendation of Mr. Swank, who had dealt with Marshall Stevens as an independent valuation consultant in connection with financial management roles Mr. Swank had before joining the Company. Mr. Swank had not previously been an employee or consultant to Marshall Stevens, and the Company had not previously engaged Marshall Stevens in any capacity. In engaging Marshall Stevens, the board recognized that, according to Marshall Stevens, the firm has, since 1932, been in the business of providing professional appraisal and valuation services for clients such as middle market and Fortune 1000 companies, including clients in the health care, medical and pharmaceutical industries. We paid Marshall Stevens a total fee of $20,000 (including $5,000 paid up front for work that might be required to satisfy any questions or concerns raised by the SEC in the course of its review) in connection with its services. A copy of Marshall Stevens' opinion issued in connection with its valuation services is attached as Exhibit E to this Proxy Statement.



         The Black-Scholes model was utilized to calculate the value of the Common Stock warrants held by Gibralt US. The difficulty in using the Black-Scholes model lies in determining the future volatility of the shares over time. The previous year's volatility may be a good proxy for the coming year. However, over time, as the company grows and expands or becomes more well known, or has a longer earnings history, or gains other qualitative characteristics that cannot be measured, the question arises as to how the stock price volatility will act. In terms of applying the Black-Scholes model to this valuation, Marshall Stevens applied various volatility factors in order to determine a range of values predicted.


In determining the appropriate volatility factors for use in the Black-Scholes model, the historical daily closing prices for our Common Stock for the year prior to April 17, 2003 were used. The volatility of the stock price for the year prior to issuance was determined to be approximately 199.5%. In contrast, the volatility of the share prices of comparable companies (Laserscope, Lumenis and Biolitec) indicate a volatility range from 58.1% to 171.4%. In addition, the volatility for several technology indices (NASDAQ Biotech Index, Pacific Exchange Technology Index and NASDAQ) were determined to compare the volatility of the individual stocks to that of the market. Overall, the volatility of the technology market over the last year has been approximately 30% to 35%.


         Another important factor in the Black-Scholes model is the risk-free rate assumed in the calculation. From September 2002 to April 17, 2003, the yield to maturity of 5-year treasury securities was approximately 3.0%, and this will be the value used to determine the implied volatility of the market comparable options. Marshall Stevens chose to use the 3.0% measure, as it was the predominant risk-free rate that matched the duration of the exercise period of the warrants. Using these volatility factors, the characteristics of the warrant, the long-term risk-free rate, the current price of the stock, and the Black-Scholes option pricing model, a range of values for the warrant were determined. These values were then weighted by the probability of the volatility of the stock persisting over the life of the warrant.

         The value of the warrant is then adjusted for the dilution effect of the shares. The 8,333,333 shares would be added to the 29,711,749 shares outstanding, resulting in a dilution that would affect the value of the warrants. On the other hand, the exercise of the warrants provides an infusion of cash to the Company that increases the fair market value of equity by the amount paid for each warrant exercised. Taking these considerations into account, Marshall Stevens was able to determine the value of the warrant if it were fully marketable since the Black-Scholes model provides the fully marketable value of a call option. Therefore, the fair market value of the warrants, if they were fully marketable, according to the Black-Scholes model was calculated to be $1,024,000.

         As with the valuation of the warrants, the convertibility feature of the notes was valued using the Black Scholes model. Typically, convertible notes are valued by segregating the entire value of the convertible bond into two portions, a straight bond portion and a value for the convertibility feature of the bond. The value of the straight portions of the bond is equivalent to the cash flows from interest payments and principal amounts discounted to present value at an appropriate yield to maturity. The value of the convertibility feature was modeled as the value of the call option on the stock. For valuation purposes, the Black-Scholes model with the exercise price equal to the conversion price was used to determine the value of the convertibility feature. In this case, however, the convertible notes had an exercise price based on a proportion of the share price.

         Since the convertible notes were structured with an exercise price tied to the share price, several assumptions can be made. First, since the issue is always in the money, there is considerable risk associated with the notes. This risk would imply that the value of the straight portion of the notes approaches zero, since the default risk of the bond would be so high as to drive the yield to maturity to the point where the discounted cash flows from the straight portion of the notes approach zero. Hence, the value of the convertibility feature is the value of the notes.

         As such, Marshall Stevens modeled the convertibility feature of the bond using the following assumptions:

         o An investor would be willing to exchange the convertibility feature of the bond for warrants;

         o The warrants would have the same exercise price and time to expiration as described in the 8,333,333 warrants; and

         o The number of warrants equals the aggregate principal amount of the notes ($2,000,000), divided by 80% of the price per share on the date of the valuation, since the notes provide for the conversion at a rate of 80% of the stock price on the date of the conversion.

With these assumptions in place, Marshall Stevens determined that the fully marketable value of the convertibility feature of the notes was $2,053,000. The same weights that were used in the warrant valuation were used for the likelihood of the given volatility to predominate over the exercise period. In addition, the dilutive effects, as well as the effect of increased equity, were taken into account.

         Having determined the value of the warrants at $1,024,000 and the value of the convertibility feature of the notes at $2,053,000, Marshall Stevens recommended that these figures should be adjusted to reflect the lack of liquidity of the warrants and the convertibility feature. The Black-Scholes model assumes the warrant and convertibility feature are the equivalent of a fully marketable and liquid call option with a call price above the Common Stock price, assuming these rights are openly traded on an exchange. This, however, was not the case with the warrants and the notes. Neither the warrants nor the notes were traded on an exchange, decreasing their marketability and making them comparatively difficult to sell, decreasing their liquidity. Overall, marketability and liquidity are related, and to determine the fair market value of the warrants and convertibility feature of the notes, a discount needs to be applied to the values of the warrants and convertibility of the notes determined above.


         Upon analysis of several factors that affect the degree of the discount to be applied, including historical and empirical studies of marketability and illiquidity discounts, Marshall Stevens recommended to the Independent Committee that the appropriate discount for the value of these rights is 30%. This discount was applied to the fully marketable values of the warrants and convertibility feature of the notes determined as set forth above, and concluded that the fair market value of the 8,333,333 warrants is $716,800 and the fair market value of the convertibility feature of the notes is $1,437,100. In determining the 30% discount factor, Marshall Stevens cited several historical and empirical studies of marketability and illiquidity discounts. These studies included the Milton Gelman Study (1972) (average price discount of 33% in study of investments by four institutional investors in restricted stock), the Robert Trout Study (1977) (average price discount of 33.45% for restricted stock from freely traded stock) and The Robert Baird & Company Studies (1985-1990) (average discount of 45% for stock sold in private financing prior to initial public offering). Marshall Stevens noted that these studies were relevant by analogy to the calculations by the Company but not entirely on point, and in determining the appropriate discount factor it considered other facts. Marshall Stevens considered that warrants are less liquid than the underlying stock, and that the Company had a relatively short operating history and required additional financing to continue operating and support its growth. However, the fact that Gibralt US was able to sell 25% of its notes and warrants in March 2003 suggested some liquidity, and that the Company's purpose of valuing the rights in order to buy them back also suggested a lower discount factor was appropriate. Marshall Stevens concluded a 30% discount factor was appropriate.


         The Independent Committee adopted the calculations and values determined by Marshall Stevens for the valuation of the warrants and the convertibility rights of the notes. Marshall Stevens also confirmed that the application of the Black-Scholes model was appropriate in this case because both the warrants and the convertibility rights were derivative securities and, as such, their value is derived from another, or underlying security. Both the warrants and the convertibility rights were rights to acquire shares of Common Stock at prices determined by future transactions.

         We were also able to negotiate the release by the December 2002 securityholders of their rights to approve future financings without payment of additional consideration beyond that being paid for the surrender of the warrants and the termination of the convertibility feature.


VALUATIONS RELATING TO THE CLASS D SHARES

         As noted above, on May 7, 2003, we issued 24 Shares of Class D Stock, convertible into an aggregate of 3,021,552 shares of our Common Stock upon stockholder approval, in connection with the $1.2 million interim financing that we completed on May 7, 2003. The Class F Shares, and their attendant rights to be issued 3,021,552 shares of Common Stock in exchange for the Class F Shares, replaced the Class D Shares in August 2003.

         During the first quarter of 2003, we determined that we had an immediate need for capital to support our operations and had developed a business plan that required permanent capital investment to achieve profitability. The board of directors also agreed that we should pursue bridge financing in the amount of $1.2 million to ensure that we had sufficient cash to fund operations for the period of time before we completed the contemplated permanent financing. We determined that Samuel Belzberg (acting individually or through his affiliates and other persons associated with him) was the most readily available source of this interim financing in a timeframe and under terms that were acceptable to the Company. Mr. Belzberg is a director of the Company, and through his affiliation with Gibralt Capital Corp. and Gibralt US, Inc., Mr. Belzberg at that time beneficially owned 1,956,499 shares of Common Stock, as well as $1.5 million aggregate principal amount of convertible notes and 6,249,999 warrants purchased in the December 2002 financing. Mr. Belzberg also owned options to purchase up to 50,000 shares of Common Stock. James A. Wylie, Jr., a director and our president and chief executive officer, and Peter Norris, a former director and current stockholder, also expressed interest in participating in the interim financing to demonstrate their commitment and support of the Company. The Independent Committee negotiated the terms of the $1.2 million interim financing. This Independent Committee considered its members' good faith assessment of current market conditions and opportunities for us to raise capital in an interim financing.

         Accordingly, the Independent Committee determined that in exchange for the lenders' commitment to lend up to $1,200,000 to us, we should issue notes secured on an equal basis with the indebtedness incurred in the December 2002 financing and having substantially similar terms as the notes issued in the exchange transactions (except that they would mature one year from the date of issuance). In response to a request made by the lenders for an appropriate discount to incent the lenders to make their loan commitment the Independent Committee concluded that we should issue shares of our Common Stock equal to 20% of the amount of the loan commitment of the interim financing lenders and that it was appropriate to value those shares at the same per share value used to calculate the number of shares to be issued to the December 2002 securityholders in exchange for their surrender of rights, as discussed above under "Issuance of the Class C Shares and the Class D Shares." The validity of the 20% discount afforded to the May 2003 lenders was corroborated by the Company's later negotiations for the Equity Financing, as the Investors also required a 20% discount in connection with the secured bridge notes the Company issued to them in the Equity Financing.

         The Independent Committee concluded that a discount was appropriate because the contemplated permanent equity financing was not certain to occur (in fact, the terms had not been finalized and no offers to participate in the financing had been made), creating greater risk to the lenders in the interim financing. The Independent Committee considered several factors in determining the appropriate amount of the discount rate, each of which was confirmed by Marshall Stevens for the Independent Committee. First, the Independent Committee took notice of the market practice for discounts typically charged by investment banks in capital raising transactions. Marshall Stevens reported an investment banking charge of 7% is commonly considered the "benchmark" rate and that this rate will vary depending on factors such as the size of the transaction (with a smaller transaction size requiring a higher rate), the risk of the issue (with a higher risk investment requiring a higher rate) and the marketability of the securities being sold. Marshall Stevens also indicated that a charge substantially greater than 7% would be required by an investment bank if the board were to retain an investment bank to raise the May 7, 2003 interim financing. The Independent Committee also took notice of the common practice that issuers offer discounts in the form of equity (commonly warrant coverage, discounts on future investments and often, as under the original terms of the December 2002 interim financing, a combination of both) to investors to induce them to make investments with significant risk or lacking liquidity. Furthermore, at the time of the December 2002 financing, we agreed that the holders of the notes issued at that time would have the right to convert those notes into the securities issued in a future financing at a 20% discount to the price of the securities to be issued to unaffiliated investors in that transaction.

         Accordingly, the Independent Committee determined that 20% was the appropriate discount to afford to the May 7, 2003 lenders, and the lenders agreed to accept this discount. The Independent Committee applied the discount to the $1.2 million loan commitment for a value of the discount of $240,000 (20% of $1,200,000). The Independent Committee elected to pay the $240,000 discount in the form of common stock equivalents for two reasons. First, sufficient cash was not available to pay this amount. Second, we did not want to issue warrants or a discount on future financing participation to the lenders, because we did not want to create any rights that might hinder our ability to attract future investors in the financing we sought.

         To convert the $240,000 discount into shares of Common Stock, the Independent Committee added the $240,000 obligation to the calculated $2,153,900 value of the convertibility feature of the December 2002 notes and the calculated value of the December 2002 warrants, for a total obligation of $2,393,900 to be paid with shares that comprise 50.36% of our market capitalization, or 30,138,792 shares. Multiplying the per dollar factor by $240,000 resulted in the calculation of the discount to be 3,021,552 shares of Common Stock (after rounding), or 125,898 shares of Common Stock for each of the 24 Class D Shares.

BACKGROUND REGARDING BLACK-SCHOLES

         The Black-Scholes model is the most frequently used model for the valuation of marketable options and similar derivative rights. The model is based on the assumption that it is possible to set up a perfectly hedged position consisting of owning shares of stock and selling a call option on the stock.

         The difficulty in using the Black-Scholes model lies in determining the future volatility of the shares over time. The previous year's volatility may be a reasonable proxy for the coming year. However, over time, as a company grows and expands, becomes more well known, has a longer earnings history, or gains other qualitative characteristics that cannot be measured, the question arises as to how the stock price volatility will act. In terms of applying the Black-Scholes model to this valuation, we have applied various volatility factors in order to determine a range of values predicted. Specifically, in determining the appropriate volatility factors for use in the Black-Scholes model, the historical daily closing prices for our Common Stock, the volatility of share prices of comparable companies, and the volatility for several technology indices was considered.

         There are many assumptions underlying the Black-Scholes model, some of which are based on the volatility of our Common Stock. These assumptions are as follows:

         o The short-term interest rate is known and is constant over time,

         o The stock price follows a random walk in continuous time with a rate of variance in proportion to the square of the stock price;

         o The distribution of possible stock prices at the end of any finite interval is lognormal;

         o        The variance of the rate of return on the stock is constant;

         o        The stock pays no dividends and makes no other distributions;

         o        The option can only be exercised at maturity;

         o There are no commissions or other transaction costs in buying or selling the option;

         o It is possible to borrow any fraction of the price of a security to buy it, or to hold it, at the short-term interest rate; and

         o A seller who does not own a security (a short seller) will simply accept the price of the security from the buyer and agree to settle with the buyer on some future date by paying him or her an amount equal to the price of the security on that date. While this short sale is outstanding, the seller will have the use of, or interest on, the proceeds of the sale.

         Although not all of these assumptions fully correlate with the circumstances surrounding us or our Common Stock, the Independent Committee believed that using Black-Scholes would produce a more reliable benchmark of value than any other method.


NEED FOR ELIMINATION OF CLASS E SHARES AND CLASS F SHARES

         As noted above, the terms of the Equity Financing provide that the exchange of the Class E Shares and Class F Shares for 30,138,792 shares of our Common Stock is a condition to the completion of the Equity Financing. Until their exchange for shares of our Common Stock, the Class E Shares and the Class F Shares are preferred in the event of liquidation or sale. The Investors in the Equity Financing required the elimination of such preferences as a condition to the Equity Financing, as they could adversely impact the investors' return on investment. Please see the information presented above under "Equity Financing" for the importance of the Equity Financing to our future. In addition, the liquidity of the shares of Common Stock to be issued in exchange for the Class E Shares and Class F Shares was an important factor in the value attributed to those shares by the securityholders at the time of the May 2003 exchanges. The liquidity is a function of our ability to list those shares for trading on the AMEX. Therefore, the listing of the underlying shares of Common Stock was of material importance to the securityholders.


RELATED ACTIONS OF OUR BOARD OF DIRECTORS AND THE INDEPENDENT COMMITTEE


         In late 2002, the Company engaged James A. Wylie, Jr. as a consultant to evaluate the Company's prospects. Mr. Wylie advised the board that his evaluation of the Company's products and its business plan would require as much as 90 days. At that time, however, the Company had limited cash remaining. The board believed the best interests of the stockholders required it to obtain sufficient cash to keep the Company from failing while Mr. Wylie was making his assessments. The Company, acting through Mr. Wylie and through disinterested directors, negotiated the December 2002 $2.0 million bridge financing with a director and significant stockholder, Samuel Belzberg, resulting in the issuance of $2.0 million in convertible notes and warrants to purchase 8,333,333 shares of Common Stock. The terms of the December 2002 financing also gave Mr. Belzberg the right to approve any subsequent financing. This was a principal term on which Mr. Belzberg was willing to invest the $2.0 million, and the board had no alternative financing available to it at that time. While the board considered the issue of control that Mr. Belzberg might have obtained as a result of his exercise of warrants and the conversion of the notes, the board determined that the Company's immediate cash requirements outweighed concerns regarding control. It obtained the financing from Mr. Belzberg on what it believed were the best terms possible and negotiated those terms for two to three weeks.

         In December 2002, the board's focus was on obtaining financing for a period of 90 days, not knowing the outcome of Mr. Wylie's assessment of the Company's prospects. By April 2003, the board determined that it would seek permanent financing of at least $8 million to support the Company's business plan. It collected information regarding market conditions for raising permanent equity capital at that time. After the board determined to seek permanent financing, the board determined that the terms of the securities it issued in December 2002 would need to be revised to improve the Company's prospects for obtaining the capital the Company sought. This determination was based on other equity financings in which members of the board were recently involved for other companies and on the information the board received from third parties whom it believed to know, on the basis of their experience, market conditions about investor preferences for transactions that were completed with companies with risk profiles similar to the Company. The Company also had indirect discussions with prospective investors through its Placement Agent regarding investor interest in the Company and the terms that prospective investors expected.

         The members of the Independent Committee met to discuss the transactions that the Company was considering to undertake with the holders of the notes and warrants issued in December 2002 and the proposed $1,200,000 interim financing with Samuel Belzberg's affiliate, Gibralt US, and with two other directors of the Company. With regard to the contemplated transactions with Gibralt US and the other holders of the December 2002 securities, the members discussed with legal counsel the need to modify the notes to eliminate the convertibility feature and to reacquire the warrants issued in December 2002. The Independent Committee reviewed the agreement that had been reached on April 22, 2003, the calculations of the share amounts to be issued in exchange for the modification of the notes and the surrender of the warrants, and also reviewed the valuation prepared by Marshall Stevens.


         The Independent Committee considered several factors, including:


         o That, as an affiliate, Gibralt US knew our business and affairs and had not conditioned its agreements on a due diligence investigation of our affairs; o Our plan to obtain other financing from a bank lender had not yet become feasible;

         o Gibralt US held 75% in principal amount of the December 2002 Notes, and its assignees held the remaining 25%;

         o As the holder of more than 5% of our Common Stock and as a prior investor, Gibralt US had demonstrated its willingness to invest in the Company and make its own estimate of the risks inherent in an investment in our shares;

         o Gibralt US had a track record for investing in interim financings for troubled companies; and

         o Other than shares of our Common Stock, we had no cash or other property to provide Gibralt US and the other December 2002 noteholders as a fair exchange for their rights.

         In the May 2003 transactions that modified the December 2002 notes and eliminated the December 2002 warrants issued to him, Mr. Belzberg also relinquished his right to approve future financing transactions. The terms of the May 2003 transactions were not expected or intended to give Mr. Belzberg a control position for a meaningful period of time, if at all. The Independent Committee concluded that, given the market price of the Company's stock and the likelihood of a discount being applied in pricing the contemplated equity offering and the likelihood that warrants or other "equity sweeteners" would need to be included to make the offering attractive to equity investors, whatever control position that Mr. Belzberg might have achieved would have been temporary at best and was likely to have been less than the amount of equity sold to the new investors. On the other hand, if no additional financing were raised, the Company's need for working capital would have exceeded the capital available and the Company would have been liquidated with little, if any, value available to the stockholders. After giving effect to the issuance of all shares to be issued in the Equity Financing, Mr. Belzberg will own approximately 15.4% of the Company's issued and outstanding capital stock.


         The members of the Independent Committee also considered the dilution to the existing stockholders that would result from issuing over 30,000,000 shares, principally to Gibralt US. The members agreed that if the Company was not able to complete an equity financing that would provide it with sufficient permanent capital or was not able to obtain necessary interim financing, the Company would be forced to liquidate. In that case, the stockholders, while undiluted, would receive little if any value; while, if diluted, the stockholders might own a smaller percentage of a company with greater value. Based on the members' analysis of the number of shares to be paid to obtain the necessary modifications to the December 2002 notes, to obtain the surrender of warrants and to secure the necessary interim financing, the members of the Independent Committee agreed that the number of shares to be issued was a fair exchange, notwithstanding the consequent increased ownership by Gibralt US.

         The members of the Independent Committee presented their report on the discussions that were held the prior day to a telephonic meeting of the board of directors held on April 29, 2003, with legal advisors present. The directors ratified the report presented by the members of the Independent Committee. The directors also approved the terms on which the Company had agreed to accept the interim financing and the proposals to modify the December 2002 notes and accept the surrender of the warrants. The directors also resolved to issue the Class C Shares and the Class D Shares and reserved for future issuance 30,138,792 shares of our Common Stock on conversion of the Class C Shares and the Class D Shares.

         On August 5, 2003, the board of directors met and approved the stipulation of settlement in the Augenbaum litigation. The directors also approved the issuance of 20 Class E Shares in exchange for an equal number of Class C Shares and the issuance of 24 Class F Shares in exchange for an equal number of Class D Shares and reserved for future issuance 30,138,792 shares of our Common Stock on the exchange of Class E Shares and the Class F Shares. The directors also approved the terms of the exchange agreements under which the Class C Shares were to be exchanged for the Class E Shares and under which the Class D Shares were to be exchanged for the Class F Shares.


REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal.

Recommendation of the Board



         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL TO APPROVE THE ISSUANCE OF 30,138,792 SHARES TO BE ISSUED IN CONNECTION WITH THE EXCHANGE OF PREFERRED SHARES AND FOR LISTING OF ALL SUCH SHARES WITH THE AMEX.

         THE COMPLETION OF THE EQUITY FINANCING IS ABSOLUTELY ESSENTIAL TO THE COMPANY'S ABILITY TO CONTINUE OPERATING. THIS PROPOSAL MUST BE APPROVED BY THE STOCKHOLDERS FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING. IT IS THEREFORE IMPERATIVE TO THE COMPANY'S ABILITY TO CONTINUE OPERATING THAT THE STOCKHOLDERS APPROVE THIS PROPOSAL (AND PROPOSALS 4 AND 5) AT THE ANNUAL MEETING. A VOTE AGAINST THIS PROPOSAL WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE EQUITY FINANING.

                                   PROPOSAL 6


              APPROVAL OF THE COMPANY'S CERTIFCATE OF INCORPORATION
             TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS
                                TO NINE MEMBERS.



         The board of directors is submitting this Proposal, along with Proposals 3, 4, 5 and 7, in connection with the terms and conditions of the Equity Financing and related matters. The Company and the Investors agreed, as part of the Equity Financing, that first, we would use our best efforts to increase the size of our board of directors to nine and second, the Investors would have the right to select three members of our board of directors. To allow the board of directors to fix the number of members that make up the board, we are asking the stockholders to approve an amendment to our Certificate of Incorporation increasing the maximum size of the board to nine members (the "Board Amendment"), in the form attached to this Proxy Statement as Appendix D.



         On September 9, 2003 the board of directors approved an amendment to the Certificate of Incorporation that authorizes the board to fix the number of directors at not less than one and not more than nine. If approved by the stockholders, this amendment will permit the board, by amending the by-laws of the Company to specify the exact number of directors that comprise the board at not less than one and not more than nine.


EFFECTS OF THE AMENDMENT

         Pursuant to the stockholders' agreement among the Company, Gibralt US, Inc. (an affiliate of one of our directors, Samuel Belzberg) and those Investors who opted to sign the agreement, if the stockholders approve this amendment at the Annual Meeting, shortly after we complete the Equity Financing, the Company will have a nine-member board of directors, consisting of:


         o three directors selected by the Investors that are parties to the stockholders' agreement;


         o James A. Wylie, Jr., the Company's current chief executive officer and a current director;

         o David B. Swank, the Company's current chief financial officer and a current director;


         o three independent directors (who we expect to be Gary Brooks, A. Kim Campbell and Geoffrey Jenkins) each of whom is a current director); and

         o one director whose nomination and/or election is not determined by the stockhholders' agreement (who we expect to be Peter Klein, a current director).

         The Investors have not specified to the Company the three persons whom they intend to designate to the board of directors as nominees for membership after the Equity Financing is completed. Once these three persons are designated, those directors who are elected by the stockholders at the Annual Meeting and who are acting as directors after the Equity Financing will be able to appoint the Investors' designees to the board, in accordance with the Company's by-laws. The Company expects that the stockholders will not know the identity or business experience of the Investors' designees prior to their appointment to the Board. The initial term for each of the directors selected by the Investors will be until the election and qualification of their successors at the Company's 2004 annual meeting of stockholders (unless any of these directors resigns or is removed prior to the 2004 annual meeting, in which the Investors may select a successor and the board of directors may appoint such successor for the remainder of the departed director's term). The stockholders will have their first opportunity to vote on the three designees of the Investors at the 2004 annual meeting of stockholders.

         Including three designees of the Investors on the Company's board of directors may increase the level of control that the Investors will have over the Company's business and operations. The actions that these directors recommend may differ from those that the Company's other directors support. In the case of disagreement on matters to be determined by the board of directors, the Company's by-laws require approval of a majority of the directors present at a meeting of the board duly called at which a quorum is present. A quorum is a majority of the directors comprising the board, which in the case of a nine-member board is five. If there is a dispute between the three directors selected by the Investors and the other six directors, the directors selected by the Investors will be able to control the outcome of the vote of the board where that vote is made at a meeting at which these three directors plus two additional directors attend (thereby achieving a quorum) but no other directors attend. Otherwise, the three directors selected by the Investors will not be able to control the vote on any matter brought to a vote of the directors unless they are able to gain the support of one or more of the other directors.


         The stockholders' agreement also provides that while the agreement is in effect, the size of the board may not be increased to more than nine. Under the stockholders' agreement, Gibralt US agreed, for a period ending on the third anniversary of the second closing, to vote all voting shares owned by it in favor of the election of the persons designated by the other Investors. The stockholders' agreement terminates when the Investors who have entered into the stockholders' agreement cease to own less than 50% of the aggregate number of shares that will be issued to them at the second closing.

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal. If approved by the stockholders, the proposed amendment to our Certificate of Incorporation will become effective upon the filing of the Board Amendment with the Secretary of State of Delaware, which we expect to file as soon as practicable after the Annual Meeting.

RECOMMENDATION OF THE BOARD

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS TO UP TO NINE MEMBERS.


                                   PROPOSAL 7




     APPROVAL FOR PURPOSES OF SECTION 713 OF THE RULES OF THE AMERICAN STOCK
       EXCHANGE OF THE ISSUANCE OF UP TO 29,711,749 SHARES OF COMMON STOCK
          PURSUANT TO AN OFFERING TO STOCKHOLDERS AS OF AUGUST 29, 2003


THE PROPOSED OFFERING

         The Company intends to solicit offers to purchase up to 29,711,749 shares of Common Stock from those persons who were holders of shares of Common Stock as of the opening of business on August 29, 2003 (the trading day immediately preceding our public announcement of the Equity Financing). Each stockholder of record on August 29, 2003 may offer to purchase one share of our Common Stock for each share owned on that date at a purchase price of $0.10 per share, the price paid by the Investors for the shares of Common Stock that they have agreed to purchase at the second closing. Therefore, a maximum of 29,711,749 shares will be subject to the offering. The subscription price must be paid in cash. The Company will keep the offering open for a period of 45 days after it commences. We will extend the offering period if we believe that an extension would be in the best interest of the Company.

         Subject to a pro rata allocation procedure, stockholders that participate in the offering may also purchase additional shares of the maximum of 29,711,749 shares of Common Stock that are not purchased by the other stockholders. A stockholder will be entitled to purchase additional shares only if that stockholder agrees to purchase that number of shares of Common Stock that equals the number of shares held on August 29, 2003.

         We anticipate commencing the offering promptly after the Annual Meeting and after the completion of the Equity Financing if the stockholders approve this Proposal 7 and the Equity Financing (including the exchange of preferred shares for Common Stock under Proposal 5, which is a condition to the completion of the Equity Financing) and also only after the Securities and Exchange Commission has declared effective a registration statement relating to the 29,711,749 shares to be offered. If the Equity Financing is not completed, the board of directors may or may not proceed with the offering in its sole discretion. In connection with the offering, the Company will file a registration statement with the SEC. The offering will be made by delivering a prospectus to eligible stockholders. THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE.


         The Company intends to use the proceeds of the rights offering for general working capital purposes.


WHY ARE WE SEEKING STOCKHOLDER APPROVAL?


         Under Section 713 of the AMEX Rules, issuers whose securities are listed on the AMEX, the exchange on which shares of our Common Stock are listed, are required to obtain stockholder approval prior to listing on the AMEX securities issued in connection with a transaction, involving the sale, issuance or potential issuance by the Company of Common Stock equal to 20% or more of currently outstanding stock for less than the market value of the stock. After discussion with the representatives of the AMEX, the Company believes that the offering is an integral part of the Equity Financing and is therefore subject to
Section 713 of the AMEX Rules. As of August 29, 2003 there were outstanding 29,711,749 shares of our Common Stock. If the stockholders approve the issuance of those shares to be issued in the Equity Financing and upon exchange of the outstanding Class E Shares and Class F Shares, after giving effect to these issuances, and assuming all warrants issued in the Equity Financing are exercised, 358,350,541 shares of Common Stock will be issued and outstanding. The exact number of shares to be issued in connection with the offering depends upon the number of shares that stockholders purchase. The maximum number of shares that will be issued will, however, be 29,711,749. Because the shares that may be issued in the offering, combined with the shares to be issued in the exchange transactions and in the Equity Financing, would result in the issuance of a number of shares that is greater than 20% of the currently outstanding shares of Common Stock, all at prices less than the current market value of the Common Stock, Section 713 of the AMEX Rules requires stockholder approval as a condition to listing on the AMEX the shares to be issued in connection with the offering.


         The rights offering is contingent on the approval of Proposal 3 above, the approval of which is necessary to increase the number of shares which we are authorized to issue.


         Neither the holders of the Company's Class E Shares or Class F Shares nor any of the Investors in the Equity Financing will have the right to participate in the offering with respect to the shares of Common Stock exchangeable for the Class E Shares or Class F Shares or the shares of Common Stock to be purchased in the Equity Financing. In recommending that stockholders approve the offering, the board of directors has considered the Company's need for additional capital and the dilutive effect of the Equity Financing and the offering on the stockholders. The board of directors also considered the extent to which the Company's existing stockholders were likely to seek to participate in the offering and, at the same time, the extent to which the Investors in the Equity Financing would be willing to be diluted by purchases of Common Stock by our stockholders in the offering. While the ownership percentage of the current stockholders will decrease substantially as a result of the issuance of shares of our Common Stock in the Equity Financing and the offering, the board of directors considered that the availability of shares at the same price would both offset the dilutive effect of the Equity Financing and at the same time permit our stockholders to lower the average per share cost of their investment in the Company. The board also recognized that the offering could result in an additional cash investment of up to $2,971,175 into the Company.


         After weighing these factors, the board of directors concluded that the rights offering is an appropriate method for providing our stockholders with some ability to offset the dilutive effect of the Equity Financing without subjecting the investment of the new Investors to dilution to an extent that would negatively affect their willingness to invest in the Company and participate in the Equity Financing.


         Stockholders are being asked to approve the issuance of the shares of Common Stock necessary to accomplish the offering. Stockholders are not being asked to purchase shares in the offering. A vote in favor of the offering will not obligate any stockholder to purchase shares in the offering.



REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal.

RECOMMENDATION OF THE BOARD


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE OFFERING AND THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE OFFERING.



                                   PROPOSAL 8



              RATIFICATION OF THE COMPANY'S SELECTION OF AUDITORS


         The board of directors has selected BDO Seidman, LLP, independent certified public accountants, as independent accountants and auditors for the Company for the current fiscal year, subject to ratification or rejection by the stockholders. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders. In the event the stockholders do not ratify the selection of BDO Seidman, LLP, the selection of other accountants and auditors will be considered by the board of directors.

         The following table presents fees incurred to BDO Seidman, LLP for the year ended December 31, 2002:

Audit Fees                                                 $99,000.00
--------------------------------------------------------------------------------
Financial Information                                         -0-
Systems Design and
Implementation Fees
--------------------------------------------------------------------------------
All Other Fees                                             $7,000.00
--------------------------------------------------------------------------------

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our Common Stock, Class E Shares and Class F Shares, voting together as one class, is required to approve this Proposal.

RECOMMENDATION OF THE BOARD


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS AND AUDITORS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR.


                                  OTHER MATTERS


         If any other matters are properly brought before the Annual Meeting, your proxy may be voted by the proxies in such manner as they deem proper. At this time, the Company does not know of any other matters that will be presented at the Annual Meeting.

                   PROPOSALS BY STOCKHOLDERS FOR PRESENTATION
                           AT THE 2004 ANNUAL MEETING


     Section 5 of Article II of the Company's by-laws provides that, in addition to other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice to the Secretary or an Assistant Secretary at the principal executive office of the Company. Any such notice must be received (i) not less than 30 nor more than 90 days prior to the annual meeting, if clause (ii) is not applicable, or (ii) not less than 10 days before the date of the meeting if less than 40 days' notice of the date of the meeting is given by the Company. The stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting, and in the event that such business includes a proposal to amend either the Certificate of Incorporation or the by-laws of the Company, the language of the proposed amendment, (b) the name and address of the stockholder proposing such business, (c) the number of shares of Common Stock of the Company that are owned by such stockholder and (d) any material personal interest of the stockholder in such business. The proxies will have discretionary authority to vote on any matter that properly comes before the meeting if the stockholder has not provided timely written notice as required by the by-laws.



         Any proposal that a stockholder desires to have included in the Proxy Statement for the 2004 annual meeting of stockholders must be received by the Company no later than May 31, 2004 although if the Company chooses to hold its 2004 annual meeting before October 25, 2004, an earlier deadline for providing proposals to the Company will apply.



     A copy of the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, may be obtained by any stockholder, free of charge, upon written request to the Secretary, Diomed Holdings, Inc., One Dundee Park, Andover, MA 01810, or by calling (978) 475-7771.



                     INCORPORATION OF DOCUMENTS BY REFERENCE


         The following portions of the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2002, are incorporated herein by reference: Item
6. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 7. Financial Statements and Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

                              DIOMED HOLDINGS, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James A. Wylie, Jr. and Lisa M. Bruneau, and each of them, proxies with full power of substitution, to vote the shares of Common Stock and/or Preferred Stock in Diomed Holdings, Inc. which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of the Company to be held on November 25, 2003 or any adjournments thereof.

         THE STOCKHOLDERS MUST APPROVE PROPOSALS 3, 4 AND 5 FOR THE COMPANY TO BE ABLE TO COMPLETE THE EQUITY FINANCING THAT THE COMPANY REQUIRES TO CONTINUE ITS OPERATIONS. IF YOU WISH FOR THE COMPANY TO COMPLETE THE EQUITY FINANCING, PLEASE VOTE "FOR" PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

1.       PROPOSAL  TO ELECT SEVEN  DIRECTORS,  WHETHER BY  CUMULATIVE  VOTING OR
         OTHERWISE:

         SAMUEL BELZBERG (01); GARY BROOKS(02); A. KIM CAMPBELL (03); GEOFFREY JENKINS (04) PETER KLEIN (05); DAVID SWANK (06); JAMES A. WYLIE, JR.
         (07)

            [ ] FOR ALL            [ ] WITHHOLD ALL       [ ] FOR ALL EXCEPT*

*To withhold authority to vote, mark "for all except" and write the number(s) corresponding to the excepted nominee(s) on the line below.

----------------------------


2.       PROPOSAL TO APPROVE THE DIOMED  HOLDINGS,  INC. 2003 OMNIBUS  INCENTIVE
         PLAN:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE TO 500,000,000 THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001, AUTHORIZED FOR ISSUANCE:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

4. PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 298,500,000 SHARES OF COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE COMPANY'S EQUITY FINANCING TO BE COMPLETED PROMPTLY AFTER THE ANNUAL MEETING AND TO LIST THE COMMON STOCK SO ISSUED FOR TRADING ON THE AMERICAN STOCK EXCHANGE:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

5. PROPOSAL TO APPROVE THE ISSUANCE OF 30,138,792 SHARES OF COMMON STOCK TO BE ISSUED UPON THE EXCHANGE OF THE COMPANY'S CLASS E PREFERRED STOCK, PAR VALUE $0.001, AND CLASS F PREFERRED STOCK, PAR VALUE $0.001, AND TO LIST THE COMMON STOCK SO ISSUED FOR TRADING ON THE AMERICAN STOCK EXCHANGE:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

6. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS TO NINE:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

7. PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 29,711,749 SHARES OF COMMON STOCK THAT MAY BE ISSUED TO PERSONS WHO OWNED SHARES OF THE COMPANY'S COMMON STOCK ON AUGUST 29, 2003 AND TO LIST THE COMMON STOCK SO ISSUED FOR TRADING ON THE AMERICAN STOCK EXCHANGE:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

8. PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S AUDITORS FOR 2003:

            [ ] FOR                [ ] AGAINST            [ ] ABSTAIN

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS A CONTRARY DIRECTION IS INDIDICATED, THIS PROXY WILL GRANT THE PERSONS NAMED AS PROXIES HEREIN DISCREATIONARY AUTHORITY TO CUMULATE VOTES IN CONNECTION WITH THE ELECTION OF DIRECTORS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" DIRECTOR NOMINEES UNDER PROPOSAL 1 AND "FOR" EACH OF THE OTHER PROPOSALS.

         The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement and Annual Report attached thereto.

                                    Dated:_____________________________ , 2003

                                    -------------------------------------------
                                    PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS
                                    PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                    ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE
                                    FULL TITLE AS SUCH.

         Please mark, sign, date and return the proxy card using the enclosed envelope.

                                   Appendix A

                             Audit Committee Charter

PURPOSES

         o Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

         o Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company and

         o Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

POWERS AND DUTIES

1. Holding such regular meetings as may be necessary and such special meetings as may be called by the chairman of the Audit Committee or at the request of the independent accountants or the General Auditor;

2.       Creating an agenda for the ensuing year;

3. Reviewing the performance of the independent accountants and making recommendations to the board of directors regarding the appointment or termination of the independent accountants;

4. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

5. Reviewing with management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings;

6. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

7. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

8.       Reviewing the adequacy of the Company's systems of internal control;

9. Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

10. Providing an independent, direct communication between the board of directors, internal auditors and independent accountants;

11. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

12. Establishing, reviewing and updating periodically a Code of Ethical Conduct and ensuring that management has established a system to enforce this Code;

13. Reviewing management's monitoring of the Company's compliance with the organization's Ethical Code, and ensuring that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements;

14. Reviewing, with the organization's counsel, legal compliance matters including corporate securities trading policies;

15. Reviewing, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements;

16. Reporting through its chairman to the board of directors following the meetings of the Audit Committee;

17. Maintaining minutes or other records of meetings and activities of the Audit Committee;

18. Reviewing the powers of the Committee annually and reporting and making recommendations to the board of directors on these responsibilities;

19. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

20. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable; and

21. Performing any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the board deems necessary or appropriate;

                                   APPENDIX B

                              DIOMED HOLDINGS, INC.

                           2003 OMNIBUS INCENTIVE PLAN




                         MAY 2003, AS AMENDED JULY 2003

                              DIOMED HOLDINGS, INC.

                           2003 OMNIBUS INCENTIVE PLAN


         1. PURPOSE. The purpose of this 2003 Diomed Holdings, Inc. Omnibus Incentive Plan (the "Plan") is to further the long-term stability and financial success of Diomed and its Subsidiaries by rewarding selected meritorious employees and consultants where such grants are in the best interests, and further the business of, Diomed and its Subsidiaries. The Board of Directors believes that such awards will provide incentives for employees and consultants to remain with Diomed, will encourage continued work of superior quality and will further the identification of those employees' and consultants' interests with those of Diomed's shareholders.


         2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

                  (a) "Applicable Withholding Taxes" means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that an Employer is required to withhold in connection with any Incentive Award.

                  (b) "Beneficiary" means the person or entity designated by the Participant, in a form approved by Diomed, to exercise the Participant's rights with respect to an Incentive Award or receive payment under an Incentive Award after the Participant's death.

                  (c) "Board" means the Board of Directors of Diomed, Inc.

                  (d) "Cause" shall have the same meaning given to such term (or other term of similar meaning) in any written employment or other similar agreement between the Participant and Diomed or a Subsidiary for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of "Cause" (or other term of similar meaning), the term "Cause" shall mean (i) any material breach by the Participant of any agreement to which the Participant and Diomed are both parties, (ii) any act or omission to act by the Participant which may have a material and adverse effect on Diomed's business or on the Participant's ability to perform services for Diomed, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of Diomed or a Subsidiary or affiliate of Diomed.

                  (e) "Change in Control" means the occurrence of any of the following events:

         (i) STOCK ACQUISITION. The acquisition by any individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (A) the then outstanding shares of common stock of Diomed (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting securities of Diomed entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a change in control: (A) any acquisition directly from Diomed; (B) any acquisition by Diomed; or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Diomed or any corporation controlled by Diomed; or

         (ii) BOARD COMPOSITION. Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by Diomed shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individuals whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) BUSINESS COMBINATION. The consummation of a merger or consolidation, or sale or other disposition of all or substantially all of the assets of Diomed (a "Business Combination") after which the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own less than 50% of, respectively, the Outstanding Company Common Stock and Outstanding Company Voting Securities of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction owns Diomed or all or substantially all of Diomed's assets either directly or through one or more subsidiaries; or

         (iv) LIQUIDATION OR DISSOLUTION. Approval by the shareholders of Diomed of a complete liquidation or dissolution of Diomed.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee" means the Compensation Committee of the Board or its successor, provided that, if any member of the Compensation Committee does not qualify as both an outside director for purposes of Code Section 162(m) and a non-employee director for purposes of Rule 16b-3, the remaining members of the Compensation Committee (but not less than two members) shall be constituted as a subcommittee of the Compensation Committee to act as the Committee for purposes of the Plan.

                  (h) "Company Stock" means common stock, $.001 par value, of Diomed. In the event of a change in the capital structure of Diomed affecting the common stock (as provided in Section 17), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

                  (i) "Covered Employee" means a Participant who the Committee determines is or may become a covered employee within the meaning of Code Section 162(m) during the performance period of a Performance Grant.

                  (j) "Date of Grant" means the date on which the Committee grants an Incentive Award or a future date determined by the Committee.

                  (k) "Diomed" means Diomed Holdings Inc., a Delaware corporation.

                  (l) "Disability" or "Disabled" means as to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, a condition determined by the Committee to be a Disability.

                  (m) "Divisive Transaction" means a transaction in which the Participant's Employer ceases to be a Subsidiary, a sale of substantially all of the assets of a Subsidiary, or a sale or other disposition of assets or of a line of business that is designated as a Divisive Transaction by the Committee.

                  (n) "Employer" means Diomed and each Subsidiary that employs one or more Participants.

                  (o) "Fair Market Value" means the fair market value of the Company Stock as of such date, under a methodology determined by the Committee, based on the then prevailing prices of the Company Stock on the American Stock Exchange or another exchange designated by the Committee.

                  (p) "Incentive Award" means, collectively, a Performance Grant or the award of Restricted Stock, a Restricted Stock Unit, or a Stock Award under the Plan.

                  (q) "Incentive Stock Option" means, an Option that qualifies for favorable income tax treatment under Code Section 422.

                  (r) "Mature Shares" means shares of Company Stock for which the holder has good title, free and clear of all liens and encumbrances and which the holder either (i) has held for at least six months or
         (ii) has purchased on the open market.

                  (s) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

                  (t) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.


                  (u) "Participant" means any employee, director or consultant (including independent contractors, professional advisors and service providers) of Diomed or a Subsidiary who receives an Incentive Award under the Plan.


                  (v) "Performance Criteria" means any of the following areas of performance of Diomed or any Subsidiary:

                           price per share of Company Stock; return on assets; book value; investment return; return on invested capital (ROIC); free cash flow; value added (ROIC less cost of capital multiplied by capital); total shareholder return; economic value added (net operating profit after tax less cost of capital); operating ratio; cost reduction (or limits on cost increases); debt to capitalization; debt to equity; earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share (including or excluding nonrecurring items); earnings per share before extraordinary items; income from operations (including or excluding nonrecurring items); income from operations compared to capital spending; net income (including or excluding nonrecurring items, extraordinary items and/or the accumulative effect of accounting changes); net sales; return on capital employed; return on equity; return on investment; return on sales; and sales volume.

         Any Performance Criteria may be used to measure the performance of Diomed as a whole or any Subsidiary or business unit of Diomed. As determined by the Committee, Performance Criteria shall be derived from the financial statements of Diomed, its Subsidiaries or affiliated entities prepared in accordance with generally accepted accounting principles applied on a consistent basis, or, for Performance Criteria that cannot be so derived, under a methodology established by the Committee prior to the issuance of a Performance Grant that is consistently applied.

                  (w) "Performance Goal" means, for a Covered Employee, an objectively determinable performance goal that relates to one or more Performance Criteria and that is established by the Committee with respect to a given Performance Grant. For a Participant who is not a Covered Employee, a Performance Goal means any goal or measurement established by the Committee, including subjective performance factors.

                  (x) "Performance Grant" means an Incentive Award payable in Company Stock, cash, or a combination of Company Stock and cash that is made pursuant to Section 8.

                  (y) "Restricted Stock" means Company Stock awarded under
         Section 6.

                  (z) "Restricted Stock Unit" means a right granted to a Participant to receive Company Stock or cash awarded under Section 7.

                  (aa) "Retirement" means a Participant's termination of employment after age 65.

                  (bb) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

                  (cc) "Stock Appreciation Right" means a right to receive amounts awarded under Section 10.

                  (dd) "Stock Award" means Company Stock awarded pursuant to
         Section 9.

                  (ee) "Subsidiary" means any corporation or other entity in which Diomed directly or indirectly owns stock or ownership interests representing more than 50 percent of the combined voting interests of such entity.

3. STOCK.

                  (a) Subject to Section 17 of the Plan, there shall be reserved for issuance under the Plan an aggregate of Forty Million (40,000,000) shares of Company Stock, which shall be authorized, but unissued shares, plus any shares of Company Stock which are forfeited, expire or are cancelled without the delivery of shares or which result in the forfeiture of shares back to Diomed. Shares allocable to Incentive Awards granted under the Plan that expire, are forfeited, otherwise terminate unexercised, or are settled in cash may again be subjected to an Incentive Award under the Plan. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, the number shall include the number of shares surrendered by a Participant actually or by attestation or retained by Diomed in payment of Applicable Withholding Taxes and any Mature Shares surrendered by a

         Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

                  (b) Subject to Section 17, no more than Fifteen Million (15,000,000) shares may be allocated to the Incentive Awards, including the maximum amounts payable under a Performance Grant, that are granted to any individual Participant during any 36-month period. The maximum cash payment that can be made for all Incentive Awards granted to any one individual shall be $1,000,000 times the number of 12-month periods in any performance cycle for any single or combined performance goals. Any amount that is deferred by a Participant shall be subject to the limit on the maximum cash payment in the year in which the deferral is made and not in any later year in which payment is made.

4. ELIGIBILITY.


                  (a) All present and future employees of and consultants to Diomed or a Subsidiary at the time of grant shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 18, to select eligible employees and consultants to receive Incentive Awards and to determine for each employee or consultant the nature of the award and the terms and conditions of each Incentive Award.

                  (b) The grant of an Incentive Award shall not obligate an Employer to pay an employee or consultant any particular amount of remuneration, to continue the employment of the employee or engagement of the consultant after the grant or to make further grants to the employee or consultant at any time thereafter.


5. STOCK OPTIONS.

                  (a) The Committee may make grants of Options to Participants. The Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.


                  (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100 percent of the Fair Market Value of the Company Stock on the Date of Grant, except that the exercise price may be less than 100 percent of the Fair Market Value on the Date of Grant if the Company expressly so agrees in writing on or prior to the Date of Grant. Except as provided in Section 17, the exercise price of an Option may not be decreased after the Date of Grant. Except as provided in Section 17, a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Incentive Award. If a Participant's Option is cancelled before its termination date, the Participant may not receive another Option within 6 months of the cancellation unless the exercise price of such Option is no less than the exercise price of the cancelled Option.

                  (c) An Option shall not be exercisable more than 10 years after the Date of Grant. The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000.


6. RESTRICTED STOCK AWARDS.

                  (a) The Committee may make grants of Restricted Stock to Participants. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock (the "Restriction Period"). The Committee in its discretion may award Restricted Stock without cash consideration.

                  (b) Except as provided below in Section 6(c), the minimum Restriction Period applicable to any award of Restricted Stock that is not subject to performance standards restricting transfer shall be three years from the Date of Grant. Except as provided below in Section 6(c), the minimum Restriction Period applicable to any award of Restricted Stock that is subject to performance standards shall be one year from the Date of Grant.

                  (c) Restriction Periods of shorter duration than provided in
         Section 6(b) and Section 7(b) may be approved for awards of Restricted Stock or Restricted Stock Units combined with respect to up to Four Million Five Hundred Thousand (4,500,000) shares of Company Stock under the Plan, subject to Section 17 of the Plan.

                  (d) Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by Diomed until the restrictions lapse and the Participant shall provide Diomed with appropriate stock powers endorsed in blank.

7. RESTRICTED STOCK UNITS.

                  (a) The Committee may make grants of Restricted Stock Units to Participants. The Committee shall establish as to each award of Restricted Stock Units the terms and conditions to which the Restricted Stock Units are subject. Upon lapse of the restrictions, a Restricted Stock Unit shall entitle the Participant to receive from Diomed a share of Company Stock or a cash amount equal to the Fair Market Value of the Company Stock on the date that the restrictions lapse.

                  (b) Except as provided in Section 6(c), the minimum Restriction Period applicable to any award of Restricted Stock Units that is not subject to performance standards restricting transfer shall be three years from the Date of Grant. Except as provided in Section 6(c), the minimum Restriction Period applicable to any award of Restricted Stock Units that is subject to performance standards shall be one year from the Date of Grant.

8. PERFORMANCE GRANTS.

                  (a) The Committee may make Performance Grants to any Participant. Each Performance Grant shall contain the Performance Goals for the award, including the Performance Criteria, the target and maximum amounts payable and such other terms and conditions of the Performance Grant. As to each Covered Employee, each Performance Grant shall be granted and administered to comply with the requirements of Code Section 162(m).

                  (b) The Committee shall establish the Performance Goals for Performance Grants. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Committee may increase, but not decrease, any Performance Goal during a performance period for a Covered Employee. The Performance Goals for any Performance Grant for a Covered Employee shall be made not later than 90 days after the start of the period for which the Performance Grant relates and shall be made prior to the completion of 25 percent of such period.

                  (c) The Committee shall establish for each Performance Grant the amount of Company Stock or cash payable at specified levels of performance, based on the Performance Goal for each Performance Criteria. The Committee shall make all determinations regarding the achievement of any Performance Goals. The Committee may not increase the amount of cash or Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments except as provided in a Performance Grant.

                  (d) The actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of Performance Criteria to the Performance Goal. The Committee shall make all calculations of actual payments and shall certify in writing the extent, if any, to which the Performance Goals have been met for a Covered Employee.

         9. STOCK AWARDS. The Committee may make Stock Awards to any Participant. The Committee shall establish the number of shares of Common Stock to be awarded and the terms and conditions applicable to each Stock Award. The Committee will make all determinations regarding the satisfaction of any performance restrictions on a Stock Award. Diomed shall issue the Common Stock under a Stock Award upon the satisfaction of the terms and conditions of a Stock Award. Subject to Section 17, no more than Four Million Five Hundred Thousand (4,500,000) shares of Company Stock (reduced by shares issued under Restricted Stock or Restricted Stock Units subject to
Section 6(c)) may be granted under Stock Awards without performance restrictions.

         10. STOCK APPRECIATION RIGHTS. The Committee may make grants of Stock Appreciation Rights to Participants. The Committee shall establish as to each award of Stock Appreciation Rights the terms and conditions to which the Stock Appreciation Rights are subject. The following provisions apply to all Stock Appreciation Rights:

                  (a) A Stock Appreciation Right shall entitle the Participant, upon exercise of the Stock Appreciation Right, to receive in exchange an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) an amount not less than 100 percent of the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

                  (b) A Stock Appreciation Right may not be exercisable more than 10 years after the Date of Grant. A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Stock Appreciation Right may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

         11. METHOD OF EXERCISE OF OPTIONS. Options may be exercised by the Participant (or his guardian or personal representative) giving notice to the [Corporate Secretary] of Diomed or his delegate pursuant to procedures established by Diomed of the exercise stating the number of shares the Participant has elected to purchase under the Option. The exercise price may be paid in cash; or if the terms of an Option permit, (i) delivery or attestation of Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to Diomed the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by Company Stock, or (iii) a combination of (i) and (ii).

         12. TAX WITHHOLDING. Whenever payment under an Incentive Award is made in cash, the Employer will withhold an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant shall agree as a condition of receiving an Incentive Award payable in the form of Company Stock, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. To satisfy Applicable

Withholding Taxes and under procedures established by the Committee or its delegate, a Participant may elect to (i) make a cash payment or authorize additional withholding from cash compensation, (ii) deliver Mature Shares (valued at their Fair Market Value) or (ii) have Diomed retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

         13. TRANSFERABILITY OF INCENTIVE AWARDS. Incentive Awards other than Incentive Stock Options shall not be transferable by a Participant and exercisable by a person other than the Participant, except as expressly provided in the Incentive Award. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

         14. DEFERRAL ELECTIONS. The Committee may permit Participants to elect to defer the issuance of Company Stock or the settlement of awards in cash under the Plan pursuant to such rules, procedures, or programs as it may establish.

         15. EFFECTIVE DATE OF THE PLAN. The effective date of the Plan is May, 2003. The Plan shall be submitted to the shareholders of Diomed for approval. Until (i) the Plan has been approved by Diomed's shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded that is not contingent on these events and no Option granted shall be exercisable.


         16. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on April 10, 2013. No Incentive Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 17) or reduces the minimum exercise price for Options or exchange an Option for another Incentive Award unless such change is authorized by the shareholders of Diomed. A termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him or her.


         17. CHANGE IN CAPITAL STRUCTURE AND CHANGE IN CONTROL; CERTAIN REDUCTIONS IN SHARE AMOUNTS.

                  (a) In the event of a stock dividend, stock split or combination of shares, share exchange, recapitalization or merger in which Diomed is the surviving corporation, spin-off or split-off of a Subsidiary, or other change in Diomed capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of Diomed), the number and kind of shares of stock or securities of Diomed to be subject to the Plan and to Incentive Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan under Sections 3(a), 3(b), 6(b), or 9, the exercise price, the terms of Incentive Awards and other relevant provisions shall be adjusted by the Committee in its discretion, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) If Diomed is a party to a consolidation or a merger in which Diomed is not the surviving corporation, a transaction that results in the acquisition of substantially all of Diomed's outstanding stock by a single person or entity, or a sale or transfer of substantially all of Diomed's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

                  (c) In any Incentive Award, the Committee may make provisions as it deems appropriate for the Change in Control on the Incentive Award, including the acceleration of vesting, the lapse of restrictions, and the satisfaction of Performance Goals. The Committee may make provision for deferral of any Incentive Award under the provisions of Section 14 upon a Change in Control.

                  (d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

                  (e) Notwithstanding any other provision of this Plan, if Diomed's stockholders do not vote to increase the authorized capital of Diomed to 500,000,000 shares of Common Stock at the same time or prior to their approval of this Plan, the numbers of shares referenced in Sections 3(a), 3(b), 6(c) and 9 shall be reduced to 10,000,000 shares, 3,333,333 shares, 990,000 shares and 990,000 shares respectively.

18. ADMINISTRATION OF THE PLAN.

                  (a) The Committee shall administer the Plan. The Committee shall have general authority to impose any term, limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant.

                  (b) The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                  (c) The Committee shall have the power and complete discretion
         (i) to delegate to any individual, or to any group of individuals employed by the Company or any Subsidiary, the authority to grant Incentive Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority.

                  (d) If the Participant's Employer is involved in a Divisive Transaction, the outstanding Incentive Awards will be vested pro rata based on time and service, unless the Committee determines otherwise in its sole discretion.

                  (e) If a Participant or former Participant (1) becomes associated with, recruits or solicits customers or other employees of an Employer, is employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee) any business that is in competition with Diomed or its Subsidiaries, (2) has his employment terminated by his Employer for Cause, or (3) engages in, or has engaged in, conduct which the Committee determines to be detrimental to the interests of Diomed, the Committee may, in its sole discretion, (A) cancel all outstanding Incentive Awards, including immediately terminating any Options held by the Participant, regardless of whether then exercisable, (B) require the Participant or former Participant to repay any payment received under a Incentive Award within the previous two years, and/or (C) offset any other amounts owed to the Participant by any payment received under a Incentive Award within the previous two years.

                  (f) In the event of the death of a Participant, any outstanding Incentive Awards that are otherwise exercisable may be exercised by the Participant's Beneficiary or, if no Beneficiary is designated, by the personal representative of the Participant's estate or by the person to whom rights under the Incentive Award shall pass by will or the laws of descent and distribution.

         19. GRANTS TO OUTSIDE DIRECTORS. Incentive Awards, other than Incentive Stock Options, may be made to directors on the Board if such directors are not employees of Diomed or a Subsidiary ("Outside Directors"). The Board shall have the power and complete discretion to select Outside Directors to receive Incentive Awards. The Board shall have the complete discretion, under provisions consistent with Section 18 as to Participants, to determine the terms and conditions, the nature of the award and the number of shares to be allocated as part of each Incentive Award for each Outside Director. The grant of an Incentive Award shall not obligate Diomed to make further grants to the Outside Director at any time thereafter or to retain any person as a director for any period of time.

         20. INTERPRETATION AND VENUE. The terms of this Plan shall be governed by the laws of the State of Delaware without regard to its conflict of laws rules.

                APPENDIX C - AUTHORIZED SHARE INCREASE AMENDMENT

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              DIOMED HOLDINGS, INC.
        (Pursuant to Section 242 of the Delaware General Corporation Law)

         It is hereby certified that:

         FIRST: The name of the corporation is Diomed Holdings, Inc. (the "Corporation").

         SECOND: The certificate of incorporation of the Corporation was filed at the Office of the Secretary of State of the State of Delaware on April 19, 2002 (the "Certificate of Incorporation").

         THIRD: The article of the Certificate of Incorporation affected by this Certificate is ARTICLE FIFTH.

         FOURTH: This Certificate of Amendment is being filed to increase the authorized number of shares of capital stock of the Corporation from 100,000,000 to 520,000,000. To accomplish the foregoing amendment, ARTICLE FIFTH of the Certificate of Incorporation is hereby amended to provide as follows:

         ARTICLE FIFTH, Section 1 of the Certificate of Incorporation shall be amended to state as follows:

         "The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 520,000,000, 500,000,000 shares of which shall be shares of Common Stock, $0.001 par value per share (the "COMMON STOCK"), and 20,000,000 of which shall be blank check Preferred Stock, $0.001 par value per share (the "PREFERRED STOCK")."

         FIFTH: This amendment of the Certificate of Incorporation was authorized by the unanimous vote of the directors of the Corporation at a meeting of the Board of Directors duly noticed and held, and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at a meeting duly noticed and conducted in accordance with the By-Laws of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by __________________, its Secretary, on __________________________.




                                     -----------------------------------
                                     Secretary

                          APPENDIX D - BOARD AMENDMENT


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              DIOMED HOLDINGS, INC.
        (Pursuant to Section 242 of the Delaware General Corporation Law)

         It is hereby certified that:

         FIRST: The name of the corporation is Diomed Holdings, Inc. (the "Corporation").

         SECOND: The certificate of incorporation of the Corporation was filed at the Office of the Secretary of State of the State of Delaware on April 19, 2002 (the "Certificate of Incorporation").

         THIRD: The article of the Certificate of Incorporation affected by this Certificate is ARTICLE FIFTH.

         FOURTH: This Certificate of Amendment is being filed to increase to nine (9) the maximum number of members of the Board of Directors of the Corporation. To accomplish the foregoing amendment, ARTICLE EIGHTH of the Certificate of Incorporation is hereby amended to provide as follows:

         "EIGHTH. Board of Directors. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be more than nine (9) or reduced to fewer than one
         (1)."

         FIFTH: This amendment of the Certificate of Incorporation was authorized by the unanimous vote of the directors of the Corporation at a meeting of the Board of Directors duly noticed and held, and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at a meeting duly noticed and conducted in accordance with the By-Laws of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by ___________________, its Secretary, on __________________________.



                                         --------------------------------
                                         Secretary

                   APPENDIX E - OPINION OF MARSHALL STEVENS AND
                                CONSENT TO FILING


                 [Letterhead of Marshall & Stevens Incorporated]


May 5, 2003                                          File Reference 31-36-00367






James A. Wylie, Jr.
Chief Executive Officer
Diomed Holdings, Inc.
1 Dundee Park
Andover, MA  01810


Dear Mr. Wylie:

In accordance with your authorization, we have performed an analysis of certain warrants and notes held by Gibralt US, Inc. and other investors (or collectively "Gibralt") of Diomed Holdings, Inc. (or "DIO" or the "Company") and submit this report of our findings. The valuation date is as of the date of this report.

The purpose of our analysis is to determine the fair market value of warrants and the convertibility feature of notes (collectively referred to as "rights") held by Gibralt on the valuation date. We will also provide an opinion on an incentive payment to Gibralt for providing DIO with financing and, thus the ability to purchase these rights. We understand that DIO will use our study for determining the buy-back price of these rights for financing purposes. This appraisal may be invalid if used for any other purpose.

The following table provides a review of our overall opinion of the rights appraised:

--------------------------------------------------------------------------------
     Diomed Holdings, Inc.

     Rights held by Gibralt US, Inc.                        Fair Market Value

     Warrants for 8,333,333 Shares                              $716,800

     Convertibility Feature of Notes                           $1,437,100

     Incentive Feature/Discount to New Equity                   $240,000
--------------------------------------------------------------------------------

The opinions of value expressed in this report are contingent upon the assumptions and limiting conditions contained herein. A copy of this report and the field data from which it was prepared are retained in our files and are available for your inspection upon request. If you should have any questions concerning our conclusion, please contact Lawrence Danzig or Jeff Bowen at 212-425-4300.



Very truly yours,

/s/ MARSHALL & STEVENS

MARSHALL & STEVENS INCORPORATED

                                CONSENT TO FILING
                                -----------------

                 [Letterhead of Marshall & Stevens Incorporated]

September 5, 2003


David B. Swank

Dear David:

Congratulations again on successfully closing the financing and on your appointment to Chief Financial Officer of Diomed. Also let me repeat that Jeff and I look forward to meeting you in person when you happen to be in New York; lunch, dinner or anytime.

You mentioned that the SEC may be reviewing the valuation report we submitted to Diomed as of May 5, 2003. In the Limiting Conditions section (Page 19
Confidentiality / Advertising), we give you our consent for provision of our report to "any government authority and/ legal and tax advisors of the client." Please feel free to submit our report to them in response to any request that they may make.

As discussed we are submitting to you under separate mail an invoice for $5,000 to cover the time that may be required to satisfy any concerns or questions raised by the SEC in the course of their review. The check, made out to Marshall & Stevens, should be mailed to me at the address on this letterhead.

Sincerely,


/s/ LAWRENCE H. DANZIG

Lawrence H. Danzig
Senior Vice President